UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –4.08% and –4.34%, respectively. These returns compare to the –5.07% average annual total return of the Fund’s benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index (Net, USD, Unhedged) and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of –8.71% and 0.01%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 8.53%, less than the S&P 500® Index’s annualized volatility of 14.70% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During the Reporting Period, the performance of the capital markets was influenced most by economic data, central bank monetary policy and geopolitical events.

Global equities saw a strong start to the Reporting Period in January 2018, peaking during the final week of the month. They then sold off during February 2018 on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in the 2018 calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed their developed markets peers because of what many considered to be attractive valuations, because of the comparatively stronger economic data within emerging markets countries and because of higher commodity prices.

During the second quarter of 2018, developed markets equities generated positive returns, while emerging markets equities experienced broad-based weakness. In the developed markets, U.S., U.K., European and Japanese equities advanced, with U.K. export-driven stocks, in particular, benefiting from the depreciation of the British pound versus other major currencies. Emerging markets equities lagged developed markets stocks, as emerging markets’ economic growth slowed and disputes between the U.S. and China about trade tariffs dampened investor appetite for emerging markets assets in general.

Volatility was high for global equities during the third quarter of 2018, driven by trade-related headlines and strong U.S. macroeconomic data relative to other markets. Developed markets equities generally posted gains, though a number of factors weighed on investor sentiment, including trade and protectionism worries, uncertainty about Italy’s 2019 budget, the risk of a no-deal Brexit and concerns that Turkey’s financial crisis could spread to other markets. (Brexit refers to the U.K.’s efforts to leave the European Union.) As for emerging markets equities, they advanced in July 2018 after five consecutive months of declines but resumed their descent in August and September. They closed the third quarter of 2018 with rather flat returns overall, as heightened risk aversion, escalating trade tensions and tightening global liquidity dominated headlines.

In October 2018, global equities fell sharply, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed reaction to rising interest rates. Market conditions eased in November, and developed markets stocks recorded modest gains, led by U.S. and Japanese stocks. Emerging markets equities also moved higher. The recovery, however, was short-lived, as global equities plunged in December 2018 on softer global economic data, which led to downward consensus expectations for corporate earnings growth, and on the Fed’s ongoing interest rate hikes. A partial U.S. federal government shutdown and the U.S. President’s criticism of Fed Chair Jerome Powell also weighed on U.S. stocks, while European equities fell on continued

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

uncertainty surrounding a no-deal Brexit scenario. Although emerging markets equities also retreated during the fourth quarter overall, they generally outperformed developed markets equities, due largely to rallies in Brazilian and Indian stocks.

Regarding fixed income, spread, or non-government bond, sectors were challenged during the first quarter of 2018 by a surge in market volatility and “risk-off” sentiment, or reduced risk appetite, amid equity market declines in February and March. Catalysts included firmer than consensus expected U.S. wage and price inflation data at the beginning of February 2018 and rising concerns about trade tensions during March. At their March policy meeting, Fed officials raised short-term interest rates, much as the market had expected, and continued to point to a total of three interest rate increases in 2018. However, Fed policymakers revised their economic growth forecast higher and their employment forecast lower.

During the second calendar quarter, spread sectors broadly weakened amid protectionist trade measures and political events in emerging markets countries and Italy as well as on higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Fed raised short-term interest rates, and its dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. U.S. economic growth strengthened, with the Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual weakening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed markets countries.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced notable weakness, as credit spreads, or yield differentials versus U.S. Treasury securities, widened significantly. U.S. Treasury rates fell as investors grew fearful about the possible end of the global economic cycle and their expectations for Fed rate hikes diminished. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

During the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

During the Reporting Period, the Fund was hurt overall by our efforts to reduce risk in response to the market volatility in February 2018 and during the last three months of 2018. Allocations to U.S. large-cap stocks and Japanese equities detracted most from the Fund’s performance. The Fund’s allocations to European, U.K. and emerging markets equities also diminished returns. On the positive side, the Fund benefited from its allocations to U.S. Treasury securities and German and Japanese government bonds. An allocation to U.S. small-cap equities did not have a meaningful impact on the Fund’s performance during the Reporting Period.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 8.53%, less than the S&P 500® Index’s annualized volatility of 14.70%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to five of six global equity asset classes. It did not have an allocation to U.S. small-cap equities at the beginning of the Reporting Period. As for fixed income, the Fund had an allocation to Japanese government bonds. It had no exposure to U.S. Treasuries or German government bonds at the start of the Reporting Period.

In January 2018, we made no changes to the Fund’s allocations. During February, we reduced the Fund’s allocation to Japanese equities and added an allocation to U.S. small-cap equities. We also added a small position in cash as we sought to reduce risk in the portfolio. Overall, from early February through the end of April 2018, we actively sought to manage volatility within the Fund’s allocations to Japanese equities and U.S. large-cap equities.

During March 2018, we modestly increased the Fund’s position in cash as we continued in our efforts to reduce risk in the portfolio. We reduced the Fund’s allocations to Japanese and U.S. large-cap stocks. We increased its allocation to U.S. small-cap equities. Overall, from the end of March through the end of April, we actively sought to manage volatility within the Fund’s allocation to U.S. small-cap equities. Within fixed income during March, we added an allocation to German government bonds.

In April 2018, we reduced the Fund’s allocation to emerging markets equities and U.S. large-cap equities. We increased its allocations to Japanese, U.K., and European equities. Within fixed income, we increased the Fund’s allocations to German government bonds. By the end of the month, we had eliminated the Fund’s position in cash.

During May 2018, we eliminated the Fund’s allocation to emerging markets equities. We reduced its allocation to European equities and increased its allocations to U.K. and U.S. small-cap and large-cap equities. Within fixed income, we added an allocation to U.S. Treasury securities and decreased its allocation to German government bonds.

During June 2018, within the equity allocation, we increased the Fund’s exposure to Japanese equities and reduced its exposure to U.K. and U.S. large-cap equities. Within fixed income, we increased the Fund’s allocation to German government bonds and eliminated its allocation to U.S. Treasuries.

In July 2018, we increased the Fund’s allocations to U.S. large-cap equities and European equities. We moderated its allocations to Japanese equities and U.K. equities. Within fixed income, we lowered the Fund’s allocations to Japanese and German government bonds.

During August 2018, we increased the Fund’s allocations to U.S. large-cap equities and Japanese equities. We moderated its allocation to European equities. Within fixed income, we greatly reduced the Fund’s allocation to Japanese government bonds, while adding slightly to its allocation to German government bonds. We also established a small allocation to U.S. Treasuries.

During September 2018, we increased the Fund’s allocations to European and Japanese equities. We moderated its allocation to U.S. small-cap equities. Within fixed income, we greatly reduced the Fund’s allocation to German government bonds, while significantly increasing its allocation to Japanese government bonds. In addition, we eliminated the Fund’s small allocation to U.S. Treasuries.

In October 2018, we increased the Fund’s cash position and its allocation to fixed income. We re-established an allocation to U.S. Treasuries. We also decreased the Fund’s allocations to U.S. large-cap, European, U.K. and Japanese equities. During November, we gradually reduced the Fund’s cash position, reallocating the capital to equities and fixed income. In December, as we sought to

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

reduce risk due to increased market stress, we significantly increased the Fund’s cash position and decreased its allocations to equities and fixed income overall.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap stocks; the European, Japanese and U.K. equity markets; and U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a negative impact on the Fund’s performance, as the majority of these allocations detracted from returns.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective April 20, 2018, Amna Qaiser no longer served as a portfolio manager of the Fund. As of the same date, Federico Gilly and Oliver Bunn became portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Gary Chropuvka, Federico Gilly and Oliver Bunn.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 19.3% to equities, 38.3% to fixed income and 42.4% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) We prepared for 2019 by maintaining a significant cash position in the Fund. Within the equity allocation, which we had decreased overall, the Fund continued to have exposure to U.S. large-cap stocks and Japanese equities and, to a lesser extent, to U.K. and European equities. Within the fixed income allocation, we had decreased the Fund’s exposure to Japanese and German government bonds as well as U.S. Treasury securities. At the end of the Reporting Period, the Fund had no exposure to emerging markets equities and U.S. small-cap stocks.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Global Trends Allocation Composite Index is composed 60% of MSCI World Index (Net, USD, Unhedged) and 40% of Bloomberg Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.

MSCI World Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the year ended 12/31/18	One Year	Five Years	Since Inception	Inception Date
Institutional	-4.08%	2.27%	2.79%	10/16/13
Service	-4.34	2.02	4.01	4/16/12

[1]

Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.75%	1.00%
Service	1.00	1.25

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (Net, USD, Unhedged) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%)) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Since Inception
Institutional (Commenced October 16, 2013)	-4.08%	2.27%	2.79%
Service (Commenced April 16, 2012)	-4.34%	2.02%	4.01%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Exchange Traded Fund –13.3%
208,444	iShares Core S&P 500 ETF
(Cost $42,482,984)		$52,446,595

Shares	Dividend Rate	Value

Investment Companies(a) – 56.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
119,104,588	2.521%	$119,104,588
Goldman Sachs Financial Square Treasury Obligations Fund —Institutional Shares
52,179,797	2.611	52,179,797
Goldman Sachs Financial Square Treasury Solutions Fund —Institutional Shares
52,179,797	2.235	52,179,797

TOTAL INVESTMENT COMPANIES
(Cost $223,464,182)		$223,464,182

TOTAL INVESTMENTS – 69.7%
(Cost $265,947,166)		$275,910,777

OTHER ASSETS IN EXCESS OF LIABILITIES – 30.3%		120,177,668

NET ASSETS – 100.0%		$396,088,445

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	358	03/15/2019	$12,198,709	$(218,062)
Euro-Bund	257	03/07/2019	48,155,620	286,692
FTSE 100 Index	146	03/15/2019	12,391,839	25,554
Japan 10 Year Bond	31	03/13/2019	43,140,641	197,500
TOPIX Index	60	03/07/2019	8,175,722	(413,465)
U.S. Treasury 10 Year Note	416	03/20/2019	50,771,500	963,034

Total				$841,253

Short position contracts:
S&P 500 E-Mini Index	(57)	03/15/2019	$(7,139,820)	$(53,298)

Total Futures Contracts				$787,955

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $42,482,984)	$52,446,595
Investments in affiliated issuers, at value (cost $223,464,182)	223,464,182
Cash	117,094,121
Receivables:
Collateral on certain derivative contracts	3,520,288
Dividends	260,873
Fund shares sold	26,699
Reimbursement from investment adviser	16,887
Variation margin on futures	37,817
Other assets	38

Total assets	396,867,500

Liabilities:
Payables:
Fund shares redeemed	395,210
Management fees	193,507
Distribution and Service fees and Transfer Agency fees	91,778
Accrued expenses and other liabilities	98,560

Total liabilities	779,055

Net Assets:
Paid-in capital	389,978,969
Total distributable earnings	6,109,476

NET ASSETS	$396,088,445
Net Assets:
Institutional	$246,688
Service	395,841,757

Total Net Assets	$396,088,445
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	21,171
Service	34,013,609
Net asset value, offering and redemption price per share:
Institutional	$11.65
Service	11.64

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — affiliated issuers	$3,911,639
Dividends — unaffiliated issuers	2,035,809

Total investment income	5,947,448

Expenses:
Management fees	3,262,432
Distribution and Service fees — Service Shares	1,032,044
Professional fees	98,208
Transfer Agency fees(a)	82,587
Printing and mailing costs	42,237
Custody, accounting and administrative services	34,784
Trustee fees	16,885
Other	19,583

Total expenses	4,588,760

Less — expense reductions	(1,227,100)

Net expenses	3,361,660

NET INVESTMENT INCOME	2,585,788

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	12,177,593
Futures contracts	(14,279,935)
Foreign currency transactions	210,883
Net change in unrealized loss on:
Investments — unaffiliated issuers	(18,150,267)
Futures contracts	(301,063)
Foreign currency translation	(91,634)

Net realized and unrealized loss	(20,434,423)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,848,635)

(a) Institutional and Service Shares incurred Transfer Agency fees of $30 and $82,557, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$2,585,788	$812,849
Net realized gain (loss)	(1,891,459)	30,615,788
Net change in unrealized gain (loss)	(18,542,964)	15,102,236

Net increase (decrease) in net assets resulting from operations	(17,848,635)	46,530,873

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(6,273)	(901	)(a)
Service Shares	(9,086,313)	(11,254,056	)(a)

Total distributions to shareholders	(9,092,586)	(11,254,957)

From share transactions:
Proceeds from sales of shares	42,650,408	38,959,444
Reinvestment of distributions	9,092,586	11,254,957
Cost of shares redeemed	(35,610,360)	(32,234,857)

Net increase in net assets resulting from share transactions	16,132,634	17,979,544

TOTAL INCREASE (DECREASE)	(10,808,587)	53,255,460

Net assets:(b)

Beginning of year	406,897,032	353,641,572

End of year	$396,088,445	$406,897,032

(a) Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distribution from net investment income:	$(157)	$(1,185,638)

Distributions from net realized gains:	$(744)	$(10,068,418)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $888,720 for the Fund, as of December 31, 2017.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$12.46	$11.33	$10.89	$11.82	$11.46

Net investment income (loss)(a)	0.14	0.06	(0.03)	0.01	0.08

Net realized and unrealized gain (loss)	(0.64)	1.46	0.52	(0.67)	0.41

Total from investment operations	(0.50)	1.52	0.49	(0.66)	0.49

Distributions to shareholders from net investment income	(0.12)	(0.07)	(0.05)	(0.03)	(0.03)

Distributions to shareholders from net realized gains	(0.19)	(0.32)	—	(0.24)	(0.10)

Total distributions	(0.31)	(0.39)	(0.05)	(0.27)	(0.13)

Net asset value, end of year	$11.65	$12.46	$11.33	$10.89	$11.82

Total return(b)	(4.08)%	13.36%	4.49%	(5.52)%	4.23%

Net assets, end of year (in 000s)	$247	$30	$27	$1,008	$739

Ratio of net expenses to average net assets	0.51%	0.68%	0.74%	0.75%	0.77%

Ratio of total expenses to average net assets	0.86%	0.86%	0.89%	0.92%	1.01%

Ratio of net investment income (loss) to average net assets	1.13%	0.46%	(0.25)%	0.12%	0.68%

Portfolio turnover rate(c)	60%	64%	260%	504%	304%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$12.45	$11.32	$10.88	$11.82	$11.47

Net investment income (loss)(a)	0.08	0.03	0.02	(0.02)	— (b)

Net realized and unrealized gain (loss)	(0.62)	1.46	0.45	(0.67)	0.45

Total from investment operations	(0.54)	1.49	0.47	(0.69)	0.45

Distributions to shareholders from net investment income	(0.08)	(0.04)	(0.03)	(0.01)	— (b)

Distributions to shareholders from net realized gains	(0.19)	(0.32)	—	(0.24)	(0.10)

Total distributions	(0.27)	(0.36)	(0.03)	(0.25)	(0.10)

Net asset value, end of year	$11.64	$12.45	$11.32	$10.88	$11.82

Total return(c)	(4.34)%	13.11%	4.33%	(5.82)%	3.95%

Net assets, end of year (in 000s)	$395,842	$406,867	$353,615	$354,706	$267,720

Ratio of net expenses to average net assets	0.81%	0.93%	1.00%	1.00%	1.03%

Ratio of total expenses to average net assets	1.11%	1.11%	1.13%	1.17%	1.24%

Ratio of net investment income (loss) to average net assets	0.63%	0.21%	0.20%	(0.16)%	(0.04)%

Portfolio turnover rate(d)	60%	64%	260%	504%	304%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2018

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Fund	$52,446,595	$—	$—
Investment Companies	223,464,182	—	—

Total	$275,910,777	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$1,472,780	$—	$—

Liabilities(a)
Futures Contracts	$(684,825)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$25,554	Variation margin on futures contracts	$(684,825)
Interest Rate	Variation margin on futures contracts	1,447,226	—	—

Total		$1,472,780		$(684,825)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2018 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(17,520,874)	$(1,783,976)	1,467
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,240,939	1,482,913	412
Total		$(14,279,935)	$(301,063)	1,879

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.55	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2018, GSAM waived $495,564 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds. For the fiscal year ended December 31, 2018, GSAM waived $513,308 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2018

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$1,008,872	$23,047	$195,181	$1,227,100

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the fiscal year ended December 31, 2018:

Investment Companies	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund	$122,370,204	$59,786,246	$(63,051,862)	$119,104,588	119,104,588	$2,144,905
Goldman Sachs Financial Square Treasury Obligations Fund	50,802,535	1,377,262	—	52,179,797	52,179,797	888,397
Goldman Sachs Financial Square Treasury Solutions Fund	50,802,535	1,377,262	—	52,179,797	52,179,797	878,337

Total	$223,975,274	$62,540,770	$(63,051,862)	$223,464,182	223,464,182	$3,911,639

As of December 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Fund.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $68,252,836 and $152,561,616, respectively.

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$4,343,505	$7,135,108
Net long-term capital gains	6,911,452	1,957,478
Total taxable distributions	$11,254,957	$9,092,586

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,104,633
Timing differences (Post October Loss Deferral)	(2,279,017)
Unrealized gains — net	5,283,860
Total accumulated earnings — net	$6,109,476

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$271,309,340
Gross unrealized gain	11,436,391
Gross unrealized loss	(6,152,531)
Net unrealized gain	$5,283,860

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2018

8.    OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    OTHER RISKS (continued)

conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2018

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	18,378	$229,900	—	$—
Reinvestment of distributions	535	6,273	72	901
Shares redeemed	(157)	(1,900)	—	—
	18,756	234,273	72	901
Service Shares
Shares sold	3,407,784	42,420,508	3,237,201	38,959,444
Reinvestment of distributions	775,283	9,086,313	901,767	11,254,056
Shares redeemed	(2,858,297)	(35,608,460)	(2,685,457)	(32,234,857)
	1,324,770	15,898,361	1,453,511	17,978,643

NET INCREASE	1,343,526	$16,132,634	1,453,583	$17,979,544

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Global Trends Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Trends Allocation Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional
Actual	$1,000	$954.60		$2.46
Hypothetical 5% return	1,000	1,022.68	+	2.55
Service
Actual	1,000	953.60		4.14
Hypothetical 5% return	1,000	1,020.97	+	4.28

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.50% and 0.84% for Institutional and Service Shares, respectively.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 24.99% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Trends Allocation Fund designates $1,957,478 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2019 Goldman Sachs. All rights reserved.

VITNAVAR-19/157034-OTU-02/2019/11.5k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –8.46% and –8.72%, respectively. These returns compare to the –8.27% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned –9.03% in December 2018, posting its worst December since 1931 and bringing its total return to –4.38% for the Reporting Period, the worst calendar year since 2008.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season, U.S. equities endured a challenging and volatile year in 2018. In February 2018, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes this calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial Federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted negative absolute returns that modestly underperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the consumer discretionary, energy and financials sectors detracted most from the Fund’s relative results. Only partially offsetting these detractors was stock selection in the information technology, industrials and utilities sectors, which contributed positively. Having an overweighted allocation to the information technology sector, which outpaced the Russell Index during the Reporting Period, and having shifted from an underweighted allocation to a modestly overweighted allocation to utilities, which was also among the strongest sectors in the Russell Index during the Reporting Period, helped as well.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Delphi Technologies, Bank OZK and Devon Energy.

Delphi Technologies, a developer, designer and manufacturer of integrated powertrain technologies, was a new purchase for the Fund during the Reporting Period. Some of the stock’s weak performance was partially driven by investors’ response to the announcement of its Chief Executive Officer’s departure in early October 2018. Headwinds from a third quarter 2018 earnings report that showed decreasing organic growth, weaker than market expected earnings per share and lower guidance also hurt the stock’s performance during the Reporting Period. Overall, given its recent drawdown, at the end of the Reporting Period, we believed Delphi Technologies’ risk/reward outlook was appealing and felt its stock could be a beneficiary of stimulus in China.

Bank OZK, a regional bank, was a new purchase for the Fund during the Reporting Period. Its weak performance began in July 2018 when it announced disappointing second quarter 2018 earnings results. While its earnings per share were in line with market expectations, slower loan growth and net interest margins were below consensus expectations. The majority of Bank OZK’s share price decline, however, came on a single day in October 2018 upon the announcement that the bank had two large delinquent loans — one residential and one commercial. This challenged our confidence in its management team, and we sold the position, believing the incident would be a long-term headwind to its stock price.

Devon Energy is a natural gas, natural gas liquids and petroleum exploration company. The majority of its stock’s poor performance occurred in February 2018 after the company reported weak fourth quarter 2017 earnings, primarily driven by missed production expectations and disappointing 2018 guidance. While we continued to believe the value of the company’s large North American asset base was not fully recognized at the stock’s then-current price, we decided to exit the Fund’s position in favor of what we considered to be more compelling risk-adjusted opportunities elsewhere.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Eli Lilly, Microsoft and Red Hat.

Eli Lilly, a pharmaceutical company, was a new purchase for the Fund during the Reporting Period. Its stock rallied in July 2018 after the company reported exceptionally strong second quarter 2018 results and announced its spinoff of Elanco, the company’s animal health business. The company beat investor expectations on both earnings per share and revenues while also raising its full year guidance. Its results were driven by broad-based strength across all of its major products. Eli Lilly’s stock rose again through most of November 2018 when the company reported solid quarterly results in which it beat earnings per share and revenue market expectations and also raised its guidance again for the full year. Then, in December 2018, Eli Lilly shares benefited from the announcement of better than market expected 2019 guidance, featuring significant improvements in revenue growth and long-term sales growth. At the end of the Reporting Period, we maintained our belief that the company had strong risk/reward prospects versus its peers, and we saw an upside to its diabetes franchise. We were also optimistic about its management’s commitment to creating shareholder value through increased dividends and share repurchases. Additionally, we viewed the company’s upcoming split with Elanco as value accretive. Overall, we viewed Eli Lilly at the end of the Reporting Period as a high quality pharmaceutical business with leading franchises, a robust drug pipeline and an improving financial profile.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Software giant Microsoft engages in the design, manufacture and sale of computer products and technologies. Its stock rose in April 2018, after the company reported strong fiscal third quarter results and fiscal fourth quarter guidance, driven by solid growth in its commercial cloud business. Its stock rose again in May 2018, after Microsoft secured a multi-million dollar cloud deal with the Pentagon in which the 17 intelligence agencies and offices will utilize Microsoft’s Azure Government, a cloud service tailored for federal and local governments, in addition to other products the company already offers. Its shares continued to appreciate as the company reassured investors that cloud traction remains healthy. At the end of the Reporting Period, we remained confident the company was executing well in its ongoing emphasis on becoming a leader in cloud computing, effectively migrating its customer base and expanding its addressable market. The company’s recent reorganization, including the reallocation of Windows’ resources to the cloud franchise, has, in our opinion, reinforced Microsoft’s commitment to the cloud and initiatives to further drive growth. At the end of the Reporting Period, we believed its growth may accelerate over the next several years, driving multiple expansion and rewarding shareholders. Additionally, we believed Microsoft was trading at an attractive valuation with strong yield support at the end of the Reporting Period.

Red Hat, a software solutions company serving the enterprise community, was a new purchase for the Fund during the Reporting Period. Its shares soared in late October 2018 after IBM announced an offer to acquire Red Hat for a significant premium to its market price. This acquisition was in line with our thesis of consolidation within the software industry. We also believe the company has impressive growth prospects, led mostly by new business, and has solid sales capacity through its partnerships with cloud providers.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the reporting period, we did not use derivatives.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, in addition to those purchases already mentioned, we initiated a Fund position in Berkshire Hathaway, a multinational conglomerate holding company. We purchased the stock due to what we saw as the company’s collection of high quality businesses and its management team’s proven track record of successful capital allocation. Additionally, we are constructive on what we consider to be the company’s strong balance sheet, which provides the ability, in our view, to deploy excess cash toward value-enhancing acquisitions.

We established a Fund position in Verizon Communications. We are confident in the company’s strength in the wireless services segment. We also are positive on the company’s long-term prospects given what we consider to be its attractive valuation and our constructive view on the wireless spectrum space. Furthermore, we are encouraged by Verizon Communications’ recent 5G (fifth generation) trials, which have showcased its ability to successfully deploy wireless broadband in major test cities, providing an avenue for solid revenue growth potential going forward.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in Lowe’s Companies, a company that engages in the retail sale of home improvement products. We had originally purchased the stock due to what we saw as its attractive valuation and our belief it would be a direct beneficiary of the growing trends associated with the housing and home improvement industry. We elected to sell the stock in April 2018 due to our decreased confidence in the company’s execution as well as on near-term trends associated with more challenging weather conditions as presented in the company’s first quarter 2018 results.

We exited the Fund’s position in Citizens Financial Group, a regional bank that services both consumer and commercial clients through loans, deposit products and other financial services. Its stock performed well in January 2018 after the bank reported strong fourth quarter 2017 earnings, which included a $317 million after-tax benefit from an adjustment to its deferred tax liability, a direct result of the tax legislation passed in December 2017. While we remain confident in parts of the business, we exited the Fund’s position in favor of what we perceived as better risk/reward opportunities elsewhere, as tax tailwinds began to moderate and valuations became more inflated.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to consumer staples, financials, real estate and utilities increased. The Fund’s allocations compared to the Russell Index in consumer discretionary, health care, industrials, information technology and materials decreased.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2018, the Fund had an overweighted position relative to the Russell Index in the communication services sector. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, real estate and materials and was rather neutrally weighted to the Russell Index in the consumer discretionary, consumer staples, energy, health care, industrials, information technology and utilities sectors.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. Effective the same date, decision-making for the Fund’s strategy was centralized with lead portfolio managers, who draw upon the combined team for idea generation and make final investment decisions. The Investment Adviser believes these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

Effective the same date, co-lead portfolio manager for the Fund, John Arege, left the firm. John shared portfolio management responsibility for the Fund’s strategy with Sean Gallagher, who had been in this role since 2001. Sean continued to serve as a lead portfolio manager for the Fund’s strategy until he announced his retirement, effective September 30, 2018. Charles “Brook” Dane serves as portfolio manager of the Fund effective July 17, 2018. There were no changes to the investment process or philosophy of the Fund’s strategy. We remain committed to high quality, bottom-up research and to the time-tested investment philosophy of the Fund’s strategy. We continue to believe that deep knowledge of company-specific and industry trends is key to our research edge.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the risk/reward balance for equities in 2019 had improved relative to 2018 following the de-rating in valuation multiples, or price/earnings ratios, in the fourth quarter of 2018. We saw continued expansion of global economic growth and corporate profits. We believed U.S. economic growth would likely moderate in 2019, while the slowdown outside of the U.S. may be behind us. In our view, the ongoing global economic expansion should underpin corporate earnings growth, which we expect to remain positive across all global regions in 2019, supporting risk assets, such as equities. Meanwhile, lower valuations provide, in our view, an attractive entry point. Several challenges in 2018 — such as trade tensions and populist politics — resulted in a sharp de-rating. We think the shift in valuations was overdone relative to both macro and corporate fundamentals. Concerns around the length of the current economic cycle, trade tensions and populist politics may well continue, but we believed at the end of the Reporting Period that it was too soon to position for the end of the cycle and markets have already gone too far in pricing in the risks.

As the U.S. economic expansion approaches the longest on record, late-cycle signs, such as a tight labor market, firming inflation, higher volatility and a flatter yield curve, along with fading fiscal support and continued Fed interest rate hikes, have increased focus, we feel, on a possible moderation in U.S. economic growth. However, discussions around peak earnings are premature, in our view, as margins have historically continued to expand until very close to the beginning of recessions.

We believe rising interest rates and cost pressures make pricing power an increasingly critical differentiator of success. Selectivity, in our view, is also increasingly important amid higher volatility, elevated political and trade risks and slowing revenue growth and margin pressures. We believe this divergence between winners and losers reinforces the importance of active management.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

5

FUND BASICS

Large Cap Value Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-8.46%	3.91%	8.92%	4.48%	1/12/98
Service	-8.72	3.64	8.63	3.24	7/24/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	0.78%
Service	0.96	1.03

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	4.0%	Diversified Financials
JPMorgan Chase & Co.	3.4	Banks
Pfizer, Inc.	3.2	Pharmaceuticals, Biotechnology & Life Sciences
Verizon Communications, Inc.	3.2	Telecommunication Services
Bank of America Corp.	2.9	Banks
Chevron Corp.	2.8	Energy
Procter & Gamble Co. (The)	2.7	Household & Personal Products
Cisco Systems, Inc.	2.5	Technology Hardware & Equipment
Walmart, Inc.	2.2	Food & Staples Retailing
Medtronic plc	2.1	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	-8.46%	3.91%	8.92%	4.48%
Service (Commenced July 24, 2007)	-8.72%	3.64%	8.63%	3.24%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 97.7%
Automobiles & Components – 0.3%
106,630	Delphi Technologies plc	$1,526,942

Banks – 10.5%
518,227	Bank of America Corp.	12,769,113
32,933	First Republic Bank	2,861,878
151,840	JPMorgan Chase & Co.	14,822,621
26,826	M&T Bank Corp.	3,839,605
17,941	Signature Bank	1,844,514
84,268	SunTrust Banks, Inc.	4,250,478
112,947	Wells Fargo & Co.	5,204,598

		45,592,807

Capital Goods – 5.4%
15,802	Deere & Co.	2,357,184
375,857	General Electric Co.	2,845,238
41,734	Honeywell International, Inc.	5,513,896
89,953	ITT, Inc.	4,342,031
24,426	Raytheon Co.	3,745,727
39,755	Stanley Black & Decker, Inc.	4,760,264

		23,564,340

Commercial & Professional Services – 0.5%
30,574	Waste Connections, Inc.	2,270,120

Consumer Durables & Apparel – 0.6%
29,269	PVH Corp.	2,720,554

Consumer Services – 2.0%
29,390	Dunkin’ Brands Group, Inc.	1,884,487
36,745	Restaurant Brands International, Inc.	1,921,764
49,736	Royal Caribbean Cruises Ltd.	4,863,683

		8,669,934

Diversified Financials – 6.8%
27,205	American Express Co.	2,593,180
84,563	Berkshire Hathaway, Inc. Class B*	17,266,073
34,805	Intercontinental Exchange, Inc.	2,621,861
76,393	Lazard Ltd. Class A	2,819,666
49,188	Northern Trust Corp.	4,111,625

		29,412,405

Energy – 8.9%
112,315	Chevron Corp.	12,218,749
28,427	Concho Resources, Inc.*	2,922,011
50,199	EOG Resources, Inc.	4,377,855
113,410	Exxon Mobil Corp.	7,733,428
79,636	Halliburton Co.	2,116,725
91,512	Marathon Petroleum Corp.	5,400,123
67,844	Royal Dutch Shell plc Class B ADR	4,066,569

		38,835,460

Food & Staples Retailing – 2.2%
104,524	Walmart, Inc.	9,736,411

Food, Beverage & Tobacco – 2.6%
83,721	Altria Group, Inc.	4,134,980
59,295	Kraft Heinz Co. (The)	2,552,057

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
112,779	Mondelez International, Inc. Class A	4,514,543

		11,201,580

Health Care Equipment & Services – 7.0%
139,562	Boston Scientific Corp.*	4,932,121
15,203	Cooper Cos., Inc. (The)	3,869,164
60,393	CVS Health Corp.	3,956,949
5,778	Humana, Inc.	1,655,281
19,035	Laboratory Corp. of America Holdings*	2,405,263
99,218	Medtronic plc	9,024,869
44,135	Zimmer Biomet Holdings, Inc.	4,577,682

		30,421,329

Household & Personal Products – 2.7%
126,213	Procter & Gamble Co. (The)	11,601,499

Insurance – 3.4%
39,208	American Financial Group, Inc.	3,549,500
33,654	Arthur J Gallagher & Co.	2,480,300
34,954	Chubb Ltd.	4,515,358
97,955	MetLife, Inc.	4,022,032

		14,567,190

Materials – 3.1%
31,922	Celanese Corp.	2,872,022
159,145	DowDuPont, Inc.	8,511,075
10,992	Martin Marietta Materials, Inc.	1,889,195

		13,272,292

Media & Entertainment – 4.9%
3,959	Alphabet, Inc. Class A*	4,136,997
194,434	Comcast Corp. Class A	6,620,478
19,415	Facebook, Inc. Class A*	2,545,112
60,264	Live Nation Entertainment, Inc.*	2,968,002
107,009	Twenty-First Century Fox, Inc. Class A	5,149,273

		21,419,862

Pharmaceuticals, Biotechnology & Life Sciences – 9.1%
30,743	Alexion Pharmaceuticals, Inc.*	2,993,139
58,837	AstraZeneca plc ADR	2,234,629
35,375	BioMarin Pharmaceutical, Inc.*	3,012,181
40,499	Eli Lilly & Co.	4,686,544
65,524	Johnson & Johnson	8,455,872
58,285	Merck & Co., Inc.	4,453,557
316,941	Pfizer, Inc.	13,834,475

		39,670,397

Real Estate Investment Trusts – 3.7%
35,000	Alexandria Real Estate Equities, Inc.	4,033,400
33,607	AvalonBay Communities, Inc.	5,849,298
25,971	Federal Realty Investment Trust	3,065,617
52,421	Prologis, Inc.	3,078,161

		16,026,476

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Retailing – 1.7%
18,656	Home Depot, Inc. (The)	$3,205,474
69,192	LKQ Corp.*	1,641,926
28,300	Ross Stores, Inc.	2,354,560

		7,201,960

Semiconductors & Semiconductor Equipment – 3.0%
62,833	Advanced Micro Devices, Inc.*	1,159,897
49,778	Analog Devices, Inc.	4,272,446
88,185	Intel Corp.	4,138,522
205,343	Marvell Technology Group Ltd.	3,324,503

		12,895,368

Software & Services – 3.9%
21,689	Check Point Software Technologies Ltd.*	2,226,376
32,596	Global Payments, Inc.	3,361,625
18,025	Intuit, Inc.	3,548,221
33,143	Microsoft Corp.	3,366,335
24,384	Red Hat, Inc.*	4,282,806

		16,785,363

Technology Hardware & Equipment – 3.2%
20,173	Apple, Inc.	3,182,089
246,824	Cisco Systems, Inc.	10,694,884

		13,876,973

Telecommunication Services – 4.1%
146,764	AT&T, Inc.	4,188,644
243,539	Verizon Communications, Inc.	13,691,763

		17,880,407

Transportation – 1.3%
25,247	Union Pacific Corp.	3,489,893
34,491	XPO Logistics, Inc.*	1,967,366

		5,457,259

Utilities – 6.8%
83,643	Ameren Corp.	5,456,033
25,528	American Water Works Co., Inc.	2,317,176
104,946	CMS Energy Corp.	5,210,569
45,440	NextEra Energy, Inc.	7,898,381
30,743	Sempra Energy	3,326,085
107,722	Xcel Energy, Inc.	5,307,463

		29,515,707

TOTAL COMMON STOCKS
(Cost $425,824,097)		$424,122,635

Shares	Dividend Rate	Value

Investment Company(a) – 0.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,443,839	2.521%	$2,443,839
(Cost $2,443,839)

TOTAL INVESTMENTS – 98.3%
(Cost $428,267,936)		$426,566,474

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		7,287,681

NET ASSETS – 100.0%		$433,854,155

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $425,824,097)	$424,122,635
Investments in affiliated issuers, at value (cost $2,443,839)	2,443,839
Cash	6,492,578
Receivables:
Fund shares sold	1,153,987
Dividends	618,089
Other assets	521

Total assets	434,831,649

Liabilities:
Payables:
Fund shares redeemed	537,783
Management fees	266,252
Distribution and Service fees and Transfer Agency fees	69,262
Accrued expenses	104,197

Total liabilities	977,494

Net Assets:
Paid-in capital	433,092,072
Total distributable earnings	762,083

NET ASSETS	$433,854,155
Net Assets:
Institutional	$150,963,249
Service	282,890,906

Total Net Assets	$433,854,155
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	19,682,215
Service	36,872,387
Net asset value, offering and redemption price per share:
Institutional	$7.67
Service	7.67

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $6,652)	$10,329,021
Dividends — affiliated issuers	24,703
Securities lending income — unaffiliated issuer	7,447

Total investment income	10,361,171

Expenses:
Management fees	3,715,842
Distribution and Service fees — Service Shares	831,928
Transfer Agency fees(a)	101,770
Professional fees	95,491
Custody, accounting and administrative services	91,799
Printing and mailing costs	72,688
Trustee fees	17,063
Registration fees	712
Other	15,073

Total expenses	4,942,366

Less — expense reductions	(483,469)

Net expenses	4,458,897

NET INVESTMENT INCOME	5,902,274

Realized and unrealized gain (loss):
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $67,460)	38,681,430

Net change in unrealized loss on investments — unaffiliated issuers	(85,485,686)

Net realized and unrealized loss	(46,804,256)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,901,982)

(a) Institutional and Service Shares incurred Transfer Agency fees of $35,221 and $66,549, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$5,902,274	$7,894,898
Net realized gain	38,681,430	92,354,930
Net change in unrealized loss	(85,485,686)	(40,190,304)

Net increase (decrease) in net assets resulting from operations	(40,901,982)	60,059,524

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(11,515,289)	(35,473,395	)(a)
Service Shares	(20,776,605)	(66,746,375	)(a)

Total distributions to shareholders	(32,291,894)	(102,219,770)

From share transactions:
Proceeds from sales of shares	25,313,246	23,300,375
Reinvestment of distributions	32,291,894	102,219,770
Cost of shares redeemed	(97,515,109)	(311,829,893)

Net decrease in net assets resulting from share transactions	(39,909,969)	(186,309,748)

TOTAL DECREASE	(113,103,845)	(228,469,994)

Net assets:(b)

Beginning of year	546,958,000	775,427,994

End of year	$433,854,155	$546,958,000

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distributions from net investment income:	(3,091,197)	(4,927,889)
Distributions from net realized gains:	(32,382,198)	(61,818,486)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $149,195 for the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$9.06	$10.16	$9.39	$11.39	$12.59

Net investment income(a)	0.12	0.16	0.18	0.15	0.16

Net realized and unrealized gain (loss)	(0.88)	0.83	0.91	(0.67)	1.38

Total from investment operations	(0.76)	0.99	1.09	(0.52)	1.54

Distributions to shareholders from net investment income	(0.12)	(0.18)	(0.22)	(0.16)	(0.19)

Distributions to shareholders from net realized gains	(0.51)	(1.91)	(0.10)	(1.32)	(2.55)

Total distributions	(0.63)	(2.09)	(0.32)	(1.48)	(2.74)

Net asset value, end of year	$7.67	$9.06	$10.16	$9.39	$11.39

Total return(b)	(8.46)%	9.85%	11.55%	(4.41)%	12.94%

Net assets, end of year (in 000s)	$150,963	$188,182	$243,875	$279,910	$326,543

Ratio of net expenses to average net assets	0.71%	0.72%	0.74%	0.74%	0.75%

Ratio of total expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.80%

Ratio of net investment income to average net assets	1.32%	1.50%	1.91%	1.38%	1.21%

Portfolio turnover rate(c)	125%	127%	130%	83%	72%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$9.06	$10.16	$9.39	$11.38	$12.58

Net investment income(a)	0.10	0.13	0.16	0.13	0.13

Net realized and unrealized gain (loss)	(0.88)	0.83	0.90	(0.67)	1.37

Total from investment operations	(0.78)	0.96	1.06	(0.54)	1.50

Distributions to shareholders from net investment income	(0.10)	(0.15)	(0.19)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	(0.51)	(1.91)	(0.10)	(1.32)	(2.55)

Total distributions	(0.61)	(2.06)	(0.29)	(1.45)	(2.70)

Net asset value, end of year	$7.67	$9.06	$10.16	$9.39	$11.38

Total return(b)	(8.72)%	9.56%	11.25%	(4.58)%	12.61%

Net assets, end of year (in 000s)	$282,891	$358,776	$531,553	$610,689	$692,741

Ratio of net expenses to average net assets	0.96%	0.97%	0.99%	0.99%	1.00%

Ratio of total expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.05%

Ratio of net investment income to average net assets	1.07%	1.26%	1.66%	1.13%	0.96%

Portfolio turnover rate(c)	125%	127%	130%	83%	72%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$2,226,376	$—	$—
Europe	6,301,198	—	—
North America	415,595,061	—	—
Investment Company	2,443,839	—	—

Total	$426,566,474	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.72%	0.65%	0.62%	0.60%	0.59%	0.73%	0.69	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2018, GSAM waived $204,495 of its management fee.

Prior to April 30, 2018, the contractual management fee rates for the Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Fund’s prospectus dated April 28, 2017.

First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.65%	0.64%	0.63%

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $2,199 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$206,694	$4,296	$272,479	$483,469

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2018, Goldman Sachs earned $5,554 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company

$2,415,456	$78,888,885	$(78,860,502)	$2,443,839	2,443,839	$24,703

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $622,489,724 and $687,413,424, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6.    SECURITIES LENDING (continued)

Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2018.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$—	$32,784,571	$(32,784,571)	$—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$31,508,940	$6,015,014
Net long-term capital gains	70,710,830	26,276,880

Total taxable distributions	$102,219,770	$32,291,894

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$583,920
Undistributed long-term capital gains	5,494,529
Total undistributed earnings	$6,078,449
Timing differences (Deferred Dividend/Post October Loss Deferral)	(3,115,385)
Unrealized losses — net	(2,200,981)
Total accumulated earnings — net	$762,083

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

7.    TAX INFORMATION (continued)

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$428,767,455
Gross unrealized gain	40,908,992
Gross unrealized loss	(43,109,973)
Net unrealized loss	$(2,200,981)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	854,945	$7,399,623	993,800	$10,470,019
Reinvestment of distributions	1,482,019	11,515,289	3,928,394	35,473,395
Shares redeemed	(3,417,525)	(30,831,738)	(8,151,726)	(86,109,541)
	(1,080,561)	(11,916,826)	(3,229,532)	(40,166,127)
Service Shares
Shares sold	2,024,327	17,913,623	1,222,029	12,830,356
Reinvestment of distributions	2,673,952	20,776,605	7,391,625	66,746,375
Shares redeemed	(7,416,119)	(66,683,371)	(21,328,914)	(225,720,352)
	(2,717,840)	(27,993,143)	(12,715,260)	(146,143,621)
NET DECREASE	(3,798,401)	$(39,909,969)	(15,944,792)	$(186,309,748)

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Large Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional
Actual	$1,000	$934.00		$3.46
Hypothetical 5% return	1,000	1,021.63	+	3.62
Service
Actual	1,000	933.40		4.68
Hypothetical 5% return	1,000	1,020.37	+	4.89

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.96% for the Institutional and Service Shares, respectively.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 95.22% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $26,276,880 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer
James A. McNamara	and Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2019 Goldman Sachs. All rights reserved.

VITLCVAR-19/157036-OTU-914514/38.5K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –10.46% and –10.70%, respectively. These returns compare to the –12.29% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned –9.03% in December 2018, posting its worst December since 1931 and bringing its total return to –4.38% for the Reporting Period, the worst calendar year since 2008.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season, U.S. equities endured a challenging and volatile year in 2018. In February 2018, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes this calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial Federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted negative absolute returns but outperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly, to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, materials and consumer staples sectors. Having an overweighted allocation to the strongly performing information technology sector also helped. Maintaining a position in cash, though modest, also added value during a Reporting Period when the Russell Index declined sharply. Such positive contributors were only partially offset by stock selection in the financials sector, which detracted. Allocation positioning in the industrials and real estate sectors also dampened the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Ball, Red Hat and Fidelity National Information Services.

Ball is a metal packaging company that produces goods for beverages, household products and aerospace technologies. Its stock experienced weakness in the first half of 2018 but then turned around, as challenges surrounding its acquisition of London-based metal beverage can maker Rexam began to subside. Its stock also reacted positively to an earnings report that highlighted strong cash generation and better than market expected sales and core earnings before interest, taxes, depreciation and amortization across all sectors. At the end of the Reporting Period, we viewed Ball as a highly diversified company that has growing market share in the defense industry, a leader in the fragmented aerosol space and one of the more sustainable companies in beverage can production. Additionally, we saw positive upside potential moving forward given the company’s wide range of commercial opportunities to leverage its new global leadership position along with a multi-year stretch of margin improvement.

Red Hat, a software solutions company serving the enterprise community, was a new purchase for the Fund during the Reporting Period. Its shares soared in late October 2018 after IBM announced an offer to acquire Red Hat for a significant premium to its market price. This acquisition was in line with our thesis of consolidation within the software industry. We also believe the company has impressive growth prospects, led mostly by new business, and has solid sales capacity through its partnerships with cloud providers.

Fidelity National Information Services is a financial services technology company. Its performance throughout the Reporting Period was supported by three consecutive quarters of strong new sales and a healthy pipeline that has driven market optimism going into 2019. At the end of the Reporting Period, we were confident in what we saw as the improved quality of the company’s portfolio, solid revenue streams and rising free cash flows.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in LKQ, Stanley Black & Decker and Alkermes.

LKQ is an aftermarket automotive company. Its stock began to decline in April 2018 following an earnings reports that fell short of market expectations due to operational challenges. Its share price continued to decline after the company reported third quarter earnings that showed lower than market expected margin improvement, slightly lowered guidance and relatively in-line earnings per share and organic sales. However, at the end of the Reporting Period, we remained optimistic about LKQ as operational improvement, in our opinion, has been evident across all aspects of its business. In our view, its valuation remained well below historical averages at the end of the Reporting Period, and its margins had improved.

Stanley Black & Decker is a global producer of tools, security systems and industrial products. In April 2018, the company reported strong earnings results, despite significant commodity headwinds. However, its gross margins came in below the market’s expectations, resulting in its stock’s sharp decline. At the end of the Reporting Period, we remained positive on the company moving forward, given its dominant industry position, which we believe should allow the company to offset inflation through price increases. In our view, the company’s multiple new product launches as well as future acquisition opportunities should continue to drive its growth above peer levels.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Alkermes, a biopharmaceutical company, was a new purchase for the Fund during the Reporting Period. Its share price declined in April 2018 following its announcement that the Food and Drug Administration (“FDA”) had refused to review Alkermes’ depression drug candidate. The FDA cited insufficient efficacy and requested additional clinical trials. The company’s stock saw another downturn in late June 2018 in conjunction with the release of the FDA’s new guidelines for developing drugs for major depressive disorder. While we still believe the company has some attractive growth opportunities, we exited the position in favor of what we viewed as better risk/reward opportunities elsewhere.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those purchases already mentioned, we initiated a Fund position in M&T Bank, a regional bank holding company, during the Reporting Period. We purchased the company because, although it had a slightly higher valuation than its peers, we viewed it as a higher quality company with a stronger balance sheet, making it more likely, in our opinion, to hold up well in more volatile market conditions.

We established a Fund position in Cooper Companies, a medical device company with exposure to the contact lens and women’s health space. While we have liked this company for some time due to what we see as its steady cash flows and consistent market share growth, when its valuation began to contract from all-time highs, we purchased the company with the belief that it is a solid risk/reward opportunity in a growing industry.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Westinghouse Air Brake Technologies, an equipment and system services company for the transit and freight rail industry. While we were originally positive on the company due to its technological advantages and favorable industry backdrop, our thesis began to change as freight orders began to decline. Demand for locomotives has dropped as railroad companies have transitioned to precision railroading, a process that maximizes the utilization of assets already held. In turn, this process minimizes the need to purchase new assets, causing a severe cyclical headwind, at least in the near term. Additionally, a lack of clarity from its management around margins dampened our confidence in the company. Given these conditions and the strong performance of the stock during the first half of the Reporting Period, we sold the position in favor of what we considered to be better risk/reward opportunities elsewhere.

We eliminated the Fund’s position in Steel Dynamics, a carbon-steel producer and metals recycler. We had originally purchased the company because fiscal stimulus and accommodative monetary policy improved market conditions, in our view. Steel Dynamics was also trading at a discount to its peers and utilized environmentally friendly and cost efficient production methods. However, we sold the Fund’s position in August 2018 as trade tensions and cost inputs began to increase margin pressures across the industry. After selling the stock, it sharply declined in the fourth quarter of 2018, helping to contribute to the Fund’s relative returns.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, health care, information technology, real estate and utilities increased and its exposure to communication services, consumer staples and industrials decreased compared to the Russell Index.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2018, the Fund had an overweighted position relative to the Russell Index in the information technology sector. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, communication services and consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary, energy, financials, health care, materials, real estate and utilities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. Effective the same date, decision-making for the Fund’s strategy was centralized with lead portfolio managers, who draw upon the combined team for idea generation and make final investment decisions. The Investment Adviser believes these changes will benefit the Funds by

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

Effective the same date, Adam Agress, vice president, joined Sean Gallagher and Sung Cho as a co-lead portfolio manager for the Fund’s strategy. Adam has 12 years of investment experience. Tim Ryan no longer serves as a co-lead portfolio manager with Sung on this Fund but maintains his co-lead portfolio manager role on other Goldman Sachs Funds that focus on a U.S. real estate securities strategy. Sean Gallagher announced his retirement, effective September 30, 2018. There were no changes to the investment process or philosophy of the Fund’s strategy. We remain committed to high quality, bottom-up research and to the time-tested investment philosophy of the Fund’s strategy. We continue to believe that deep knowledge of company-specific and industry trends is key to our research edge.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the risk/reward balance for equities in 2019 had improved relative to 2018 following the de-rating in valuation multiples, or price/earnings ratios, in the fourth quarter of 2018. We saw continued expansion of global economic growth and corporate profits. We believed U.S. economic growth would likely moderate in 2019, while the slowdown outside of the U.S. may be behind us. In our view, the ongoing global economic expansion should underpin corporate earnings growth, which we expect to remain positive across all global regions in 2019, supporting risk assets, such as equities. Meanwhile, lower valuations provide, in our view, an attractive entry point. Several challenges in 2018 — such as trade tensions and populist politics — resulted in a sharp de-rating. We think the shift in valuations was overdone relative to both macro and corporate fundamentals. Concerns around the length of the current economic cycle, trade tensions and populist politics may well continue, but we believed at the end of the Reporting Period that it was too soon to position for the end of the cycle and markets have already gone too far in pricing in the risks.

As the U.S. economic expansion approaches the longest on record, late-cycle signs, such as a tight labor market, firming inflation, higher volatility and a flatter yield curve, along with fading fiscal support and continued Fed interest rate hikes, have increased focus, we feel, on a possible moderation in U.S. economic growth. However, discussions around peak earnings are premature, in our view, as margins have historically continued to expand until very close to the beginning of recessions.

We believe rising interest rates and cost pressures make pricing power an increasingly critical differentiator of success. Selectivity, in our view, is also increasingly important amid higher volatility, elevated political and trade risks and slowing revenue growth and margin pressures. We believe this divergence between winners and losers reinforces the importance of active management.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

FUND BASICS

Mid Cap Value Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-10.46%	3.08%	11.05%	7.78%	5/01/98
Service	-10.70	2.82	10.78	5.63	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.84%
Service	1.09	1.09

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Fidelity National Information Services, Inc.	2.6%	Software & Services
Xcel Energy, Inc.	1.8	Utilities
Stanley Black & Decker, Inc.	1.8	Capital Goods
L3 Technologies, Inc.	1.7	Capital Goods
Public Service Enterprise Group, Inc.	1.7	Utilities
Ball Corp.	1.7	Materials
M&T Bank Corp.	1.7	Banks
CMS Energy Corp.	1.6	Utilities
Cooper Cos., Inc. (The)	1.6	Health Care Equipment & Services
AvalonBay Communities, Inc. (REIT)	1.6	Real Estate

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	-10.46%	3.08%	11.05%	7.78%
Service (Commenced January 9, 2006)	-10.70%	2.82%	10.78%	5.63%

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 0.5%
31,837	Aptiv plc	$1,960,204

Banks – 7.6%
123,043	Citizens Financial Group, Inc.	3,658,068
51,252	Comerica, Inc.	3,520,500
65,026	First Republic Bank	5,650,760
43,513	M&T Bank Corp.	6,228,016
46,664	Signature Bank	4,797,526
97,703	SunTrust Banks, Inc.	4,928,139

		28,783,009

Capital Goods – 6.6%
72,269	Flowserve Corp.	2,747,667
113,449	ITT, Inc.	5,476,183
58,071	Jacobs Engineering Group, Inc.	3,394,831
37,281	L3 Technologies, Inc.	6,474,219
57,297	Stanley Black & Decker, Inc.	6,860,743

		24,953,643

Consumer Durables & Apparel – 1.8%
29,084	Lennar Corp. Class A	1,138,639
32,755	PVH Corp.	3,044,577
74,566	Tapestry, Inc.	2,516,602

		6,699,818

Consumer Services – 2.7%
40,264	Dunkin’ Brands Group, Inc.	2,581,727
53,550	Restaurant Brands International, Inc.	2,800,665
48,511	Royal Caribbean Cruises Ltd.	4,743,891

		10,126,283

Diversified Financials – 3.7%
23,684	Cboe Global Markets, Inc.	2,317,006
66,682	E*TRADE Financial Corp.	2,926,006
47,987	Lazard Ltd. Class A	1,771,200
56,681	Northern Trust Corp.	4,737,965
109,013	Starwood Property Trust, Inc. (REIT)	2,148,646

		13,900,823

Energy – 5.7%
32,106	Apergy Corp.*	869,431
72,318	Cheniere Energy, Inc.*	4,280,502
37,667	Concho Resources, Inc.*	3,871,791
30,392	Diamondback Energy, Inc.	2,817,338
58,446	Marathon Petroleum Corp.	3,448,898
65,132	Targa Resources Corp.	2,346,055
102,952	Williams Cos., Inc. (The)	2,270,092
137,638	WPX Energy, Inc.*	1,562,191

		21,466,298

Food, Beverage & Tobacco – 3.8%
56,656	Bunge Ltd.	3,027,697
86,010	Coca-Cola European Partners plc	3,943,559
72,576	Conagra Brands, Inc.	1,550,223

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
27,297	McCormick & Co., Inc. (Non-Voting)	$3,800,834
128,227	Nomad Foods Ltd.*	2,143,955

		14,466,268

Health Care Equipment & Services – 5.3%
60,167	Acadia Healthcare Co., Inc.*	1,546,894
23,839	Cooper Cos., Inc. (The)	6,067,025
41,380	Laboratory Corp. of America Holdings*	5,228,777
9,674	Teleflex, Inc.	2,500,536
45,559	Zimmer Biomet Holdings, Inc.	4,725,379

		20,068,611

Insurance – 6.5%
117,880	Arch Capital Group Ltd.*	3,149,754
10,130	Everest Re Group Ltd.	2,205,909
13,562	Hanover Insurance Group, Inc. (The)	1,583,635
69,372	Hartford Financial Services Group, Inc. (The)	3,083,585
63,965	Lincoln National Corp.	3,282,044
1,997	Markel Corp.*	2,072,986
19,647	Reinsurance Group of America, Inc.	2,755,099
38,495	Torchmark Corp.	2,869,032
23,298	Willis Towers Watson plc	3,538,034

		24,540,078

Materials – 6.5%
136,824	Ball Corp.	6,291,167
52,560	Celanese Corp.	4,728,823
156,826	Freeport-McMoRan, Inc.	1,616,876
30,663	Martin Marietta Materials, Inc.	5,270,050
66,012	Newmont Mining Corp.	2,287,316
63,793	WR Grace & Co.	4,140,804

		24,335,036

Media & Entertainment – 1.8%
46,917	Liberty Broadband Corp. Class C*	3,379,431
69,163	Live Nation Entertainment, Inc.*	3,406,278

		6,785,709

Pharmaceuticals, Biotechnology & Life Sciences – 2.1%
70,127	Agilent Technologies, Inc.	4,730,767
17,039	Alexion Pharmaceuticals, Inc.*	1,658,917
19,043	BioMarin Pharmaceutical, Inc.*	1,621,512

		8,011,196

Real Estate – 13.6%
49,519	Alexandria Real Estate Equities, Inc. (REIT)	5,706,570
33,763	AvalonBay Communities, Inc. (REIT)	5,876,450
46,629	Boston Properties, Inc. (REIT)	5,248,094
50,184	Camden Property Trust (REIT)	4,418,701
166,923	Cushman & Wakefield plc*	2,415,376

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
45,553	Equity LifeStyle Properties, Inc. (REIT)	$4,424,563
15,793	Essex Property Trust, Inc. (REIT)	3,872,602
90,774	HCP, Inc. (REIT)	2,535,318
69,956	Hudson Pacific Properties, Inc. (REIT)	2,032,921
41,163	Prologis, Inc. (REIT)	2,417,091
28,164	Ryman Hospitality Properties, Inc. (REIT)	1,878,257
18,008	SBA Communications Corp. (REIT)*	2,915,315
173,516	SITE Centers Corp. (REIT)	1,920,822
97,618	Ventas, Inc. (REIT)	5,719,439

		51,381,519

Retailing – 4.0%
22,429	Advance Auto Parts, Inc.	3,531,670
12,984	Burlington Stores, Inc.*	2,112,107
31,287	Dollar General Corp.	3,381,499
19,300	Expedia Group, Inc.	2,174,145
163,780	LKQ Corp.*	3,886,500

		15,085,921

Semiconductors & Semiconductor Equipment – 3.5%
75,390	Advanced Micro Devices, Inc.*	1,391,699
53,607	Analog Devices, Inc.	4,601,089
313,784	Marvell Technology Group Ltd.	5,080,163
26,175	NXP Semiconductors NV	1,918,104

		12,991,055

Software & Services – 5.7%
28,167	Check Point Software Technologies Ltd.*	2,891,342
94,409	Fidelity National Information Services, Inc.	9,681,643
35,943	GoDaddy, Inc. Class A*	2,358,580
20,537	PTC, Inc.*	1,702,517
5,379	Red Hat, Inc.*	944,768
57,562	Symantec Corp.	1,087,634
34,176	Total System Services, Inc.	2,778,167

		21,444,651

Technology Hardware & Equipment – 2.1%
69,176	Juniper Networks, Inc.	1,861,526
17,292	Motorola Solutions, Inc.	1,989,272
390,816	Viavi Solutions, Inc.*	3,927,701

		7,778,499

Transportation – 3.1%
38,250	CH Robinson Worldwide, Inc.	3,216,443
241,525	JetBlue Airways Corp.*	3,878,892
18,864	Old Dominion Freight Line, Inc.	2,329,515
36,410	XPO Logistics, Inc.*	2,076,826

		11,501,676

Common Stocks – (continued)
Utilities – 11.3%
53,063	American Water Works Co., Inc.	$4,816,528
29,667	Atmos Energy Corp.	2,750,724
124,835	CMS Energy Corp.	6,198,058
87,699	Evergy, Inc.	4,978,672
23,569	PG&E Corp.*	559,764
52,765	Pinnacle West Capital Corp.	4,495,578
123,791	Public Service Enterprise Group, Inc.	6,443,322
51,402	Sempra Energy	5,561,182
141,178	Xcel Energy, Inc.	6,955,840

		42,759,668

TOTAL COMMON STOCKS
(Cost $370,620,718)		$369,039,965

Shares	Dividend Rate	Value

Investment Company(a) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,868,218	2.521%	$1,868,218
(Cost $1,868,218)

TOTAL INVESTMENTS – 98.4%
(Cost $372,488,936)		$370,908,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		5,983,276

NET ASSETS – 100.0%		$376,891,459

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $370,620,718)	$369,039,965
Investments in affiliated issuers, at value (cost $1,868,218)	1,868,218
Cash	5,759,202
Receivables:
Dividends	750,172
Fund shares sold	42,917
Reimbursement from investment adviser	32,782
Other assets	521

Total assets	377,493,777

Liabilities:
Payables:
Management fees	255,530
Fund shares redeemed	233,679
Distribution and Service fees and Transfer Agency fees	23,514
Accrued expenses	89,595

Total liabilities	602,318

Net Assets:
Paid-in capital	385,665,365
Total distributable loss	(8,773,906)

NET ASSETS	$376,891,459
Net Assets:
Institutional	$300,056,148
Service	76,835,311

Total Net Assets	$376,891,459
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	23,271,221
Service	5,904,615
Net asset value, offering and redemption price per share:
Institutional	$12.89
Service	13.01

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $8,121)	$9,670,799
Dividends — affiliated issuers	73,618
Securities lending income — unaffiliated issuer	7,131

Total investment income	9,751,548

Expenses:
Management fees	4,877,708
Distribution and Service fees — Service Shares	659,705
Printing and mailing costs	157,805
Transfer Agency fees(a)	124,881
Professional fees	95,674
Custody, accounting and administrative services	82,571
Trustee fees	17,351
Registration fees	713
Other	23,554

Total expenses	6,039,962

Less — expense reductions	(123,680)

Net expenses	5,916,282

NET INVESTMENT INCOME	3,835,266

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commissions recaptured of $18,124)	45,366,902
In-kind transactions	1,337,073
Net change in unrealized loss on investments — unaffiliated issuers	(100,296,769)

Net realized and unrealized loss	(53,592,794)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,757,528)

(a) Institutional and Service Shares incurred Transfer Agency fees of $72,109 and $52,772, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$3,835,266	$4,650,381
Net realized gain	46,703,975	75,406,510
Net change in unrealized gain (loss)	(100,296,769)	850,845

Net increase (decrease) in net assets resulting from operations	(49,757,528)	80,907,736

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(45,878,403)	(23,836,905	)(a)
Service Shares	(11,008,040)	(22,396,605	)(a)

Total distributions to shareholders	(56,886,443)	(46,233,510)

From share transactions:
Proceeds from sales of shares	33,413,557	25,661,942
Proceeds paid in connection with in kind transactions	(93,560,594)	—
Reinvestment of distributions	56,886,443	46,233,510
Cost of shares redeemed	(283,084,971)	(145,139,270)

Net decrease in net assets resulting from share transactions	(286,345,565)	(73,243,818)

TOTAL DECREASE	(392,989,536)	(38,569,592)

Net assets: (b)

Beginning of year	769,880,995	808,450,587

End of year	$376,891,459	$769,880,995

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distributions from net investment income:	$(2,801,151)	$(1,817,031)
Distributions from net realized gains:	$(21,035,754)	$(20,579,574)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $1,310,520 for the Fund, as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$16.93	$16.23	$14.49	$17.43	$18.64

Net investment income(a)	0.13	0.12	0.16	0.13	0.12

Net realized and unrealized gain (loss)	(1.86)	1.68	1.80	(1.75)	2.31

Total from investment operations	(1.73)	1.80	1.96	(1.62)	2.43

Distributions to shareholders from net investment income	(0.23)	(0.13)	(0.21)	(0.07)	(0.21)

Distributions to shareholders from net realized gains	(2.08)	(0.97)	(0.01)	(1.25)	(3.43)

Total distributions	(2.31)	(1.10)	(0.22)	(1.32)	(3.64)

Net asset value, end of year	$12.89	$16.93	$16.23	$14.49	$17.43

Total return(b)	(10.46)%	11.07%	13.49%	(9.24)%	13.57%

Net assets, end of year (in 000s)	$300,056	$388,709	$437,085	$535,459	$692,068

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.83%

Ratio of total expenses to average net assets	0.86%	0.87%	0.87%	0.87%	0.87%

Ratio of net investment income to average net assets	0.75%	0.71%	1.08%	0.74%	0.62%

Portfolio turnover rate(c)	109%	134%	149%	94%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$16.95	$16.25	$14.51	$17.45	$18.66

Net investment income(a)	0.07	0.08	0.12	0.08	0.07

Net realized and unrealized gain (loss)	(1.84)	1.68	1.81	(1.75)	2.31

Total from investment operations	(1.77)	1.76	1.93	(1.67)	2.38

Distributions to shareholders from net investment income	(0.09)	(0.09)	(0.18)	(0.02)	(0.16)

Distributions to shareholders from net realized gains	(2.08)	(0.97)	(0.01)	(1.25)	(3.43)

Total distributions	(2.17)	(1.06)	(0.19)	(1.27)	(3.59)

Net asset value, end of year	$13.01	$16.95	$16.25	$14.51	$17.45

Total return(b)	(10.70)%	10.85%	13.24%	(9.52)%	13.29%

Net assets, end of year (in 000s)	$76,835	$381,172	$371,366	$265,545	$362,501

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%	1.08%

Ratio of total expenses to average net assets	1.11%	1.12%	1.12%	1.12%	1.12%

Ratio of net investment income to average net assets	0.42%	0.47%	0.78%	0.48%	0.38%

Portfolio turnover rate(c)	109%	134%	149%	94%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$2,891,342	$—	$—
Europe	8,005,618	—	—
North America	358,143,005	—	—
Investment Company	1,868,218	—	—

Total	$370,908,183	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.77%	0.69%	0.66%	0.65%	0.78%	0.77%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Fee Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time. For the fiscal year ended December 31, 2018, GSAM waived $69,396 of its management fee.

Prior to April 30, 2018, the contractual management fee rates for the Fund was as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Fund’s prospectus dated April 28, 2017.

First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.80%	0.72%	0.68%	0.67%

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $6,887 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$76,283	$6,773	$40,624	$123,680

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2018, Goldman Sachs earned $9,238 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company

$—	$155,011,501	$(153,143,283)	$1,868,218	1,868,218	$73,618

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $664,265,810 and $899,319,551, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

6.    SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2018.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Market Value December 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value December 31, 2018

$—	$51,683,311	$(51,683,311)	$—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$4,618,182	$18,508,506
Net long-term capital gains	41,615,328	38,377,937
Total taxable distributions	$46,233,510	$56,886,443

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$488,942
Timing differences (Post October Loss Deferral/Deferred Dividend)	(3,247,996)
Unrealized losses — net	(6,014,852)
Total accumulated losses — net	$(8,773,906)

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

7.    TAX INFORMATION (continued)

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$376,923,035
Gross unrealized gain	25,089,200
Gross unrealized loss	(31,104,052)
Net unrealized loss	$(6,014,852)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $146,296 of undistributed net investment income and $814,729 of paid-in capital from accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from redemptions in kind.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U. S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS (continued)

securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2018

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	447,011	$7,502,741	705,644	$11,893,865
Reinvestment of distributions	3,486,201	45,878,403	1,418,863	23,836,905
Shares redeemed	(3,628,101)	(61,276,824)	(6,089,122)	(102,715,737)
	305,111	(7,895,680)	(3,964,615)	(66,984,967)
Service Shares
Shares sold	1,545,842	25,910,816	816,894	13,768,077
Reinvestment of distributions	828,918	11,008,040	1,330,755	22,396,605
Shares redeemed	(13,353,565)	(221,808,147)	(2,508,559)	(42,423,533)
Shares redeemed in connection with in-kind transactions	(5,605,787)	(93,560,594)	—	—
	(16,584,592)	(278,449,885)	(360,910)	(6,258,851)

NET DECREASE	(16,279,481)	$(286,345,565)	(4,325,525)	$(73,243,818)

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$891.20		$4.05
Hypothetical 5% return	1,000	1,020.92	+	4.33
Service

Actual	1,000	$890.40		5.24
Hypothetical 5% return	1,000	1,019.66	+	5.60

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 1.10% for Institutional and Service Shares, respectively.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 36.37% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $38,377,937 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2019 Goldman Sachs. All rights reserved.

VITMCVAR-19/157037-OTU-914517/32k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Annual Report

December 31, 2018

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 2.35% and their standardized 7-day effective yield was 2.37% as of December 31, 2018. The Institutional Shares’ one-month simple average yield was 2.20% as of December 31, 2018. The Institutional Shares’ 7-day distribution yield as of December 31, 2018 was 2.33%.

The Fund’s Service Shares’ standardized 7-day current yield was 2.10% and their standardized 7-day effective yield was 2.12% as of December 31, 2018. The Service Shares’ one-month simple average yield was 1.95% as of December 31, 2018. The Service Shares’ 7-day distribution yield as of December 31, 2018 was 2.08%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout but did move noticeably higher as the Federal Reserve (the “Fed”) proceeded to raise the target range of the federal funds rate four more times, bringing it to a range of 2.25% to 2.50% by the end of December 2018. The money market yield curve, or spectrum of maturities, flattened, as yields on short-term maturities rose more than those on longer-term maturities. Other significant events that influenced the money markets during the Reporting Period included the continuation of the Fed’s balance sheet normalization, begun in October 2017, and action by other central banks around the world, including the European Central Bank’s (“ECB”) discussion of tapering its asset purchases. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

In March 2018, the Fed delivered its first interest rate hike of the calendar year, raising the targeted federal funds rate by 25 basis points. (A basis point is 1/100th of a percentage point.) Policymakers cited ongoing strength in the labor market and a pickup in household spending and business fixed investment. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated at the March meeting that a total of three rate increases were on tap for 2018 and potentially two in 2019. In June 2018, the Fed delivered another 25 basis point interest rate hike. Additionally, at its June meeting, the Fed moved its projected interest rate hikes from three to four for the calendar year. Fed Chair Jerome Powell, who assumed the role in February 2018, cited increasing strength in the economy, low unemployment, and inflation close to the Fed’s objective. His comments were largely expected by the market. These interest rate hikes led the U.S. money market yield curve higher, with the curve overall becoming flatter.

In September 2018, the Fed delivered its third interest rate hike of the calendar year, raising the targeted federal funds rate another 25 basis points. The outcome was mixed, perhaps even slightly dovish on balance, mainly because of the removal of the word “accommodative” from its policy stance. There was no change in the medians for the targeted federal funds rate path and little change in the forecasts of key macroeconomic variables. In December 2018, the Fed delivered its fourth interest rate hike of the calendar year, raising the targeted federal funds rate by another 25 basis points, bringing it into the 2.25% to 2.50% range and citing an emphasis on data dependence with a tightening bias. The Fed mentioned it “expects further gradual increases” in the policy rate.

Outside the U.S., the ECB announced in June 2018 that it would end its monthly asset purchase program, seeking to wind it down by the end of 2018, an action confirmed later in the calendar year. The ECB also stated its policy rates would remain low for “an

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

extended period of time, and well past the horizon of the net asset purchases.” Also, as of December 2018, the Bank of England maintained its benchmark interest rate of 0.5% and signaled that future monetary policy tightening would be appropriate to return inflation sustainably to its target. However, Bank of England members agreed that any future increases in its benchmark interest rate would be at a gradual pace and to a limited extent. At the end of the Reporting Period, we believed there was a mounting case for the Bank of England to raise interest rates in 2019. The U.K.’s unemployment rate remained close to a 43-year low; real wage growth was rising across both the public and private sector; and inflation was moderating toward target amid lower oil prices and as the impact of earlier currency weakness fades.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields rose during the Reporting Period due primarily to the economic and market factors discussed above. The targeted federal funds rate was gradually increased during the Reporting Period to a range of 2.25% to 2.50%, and, as such, money market yields similarly rose modestly though with little difference between maturities during that time. As mentioned, the money market yield curve, or spectrum of maturities, flattened during the Reporting Period overall, as shorter-term rates rose more than longer-term rates did. The Fund remained highly liquid throughout.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period, as we sought to take advantage of anticipated interest rate movements throughout. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve flattened through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2017, the Fund’s weighted average maturity was 18 days. During the first quarter of 2018, we targeted a weighted average maturity for the Fund in an 18 to 24 day range in anticipation of the March 2018 interest rate increase by the Fed. By the end of March 2018, following the Fed’s rate hike, we extended the Fund’s weighted average maturity to 40 days. During the second quarter of 2018, with comments from the Fed about a potential June 2018 interest rate increase, we maintained a weighted average maturity for the Fund in a 29 to 33 day range. After the Fed raised interest rates at its June 2018 meeting, we allowed the weighted average maturity of the Fund to extend to a range of between 33 days and 37 days. The Fund’s weighted average maturity on June 30, 2018 was 37 days.

During the third quarter of 2018, we maintained a weighted average maturity for the Fund in a 27 to 33 day range, moving up to a weighted average maturity of 33 days by the end of September 2018. During the fourth quarter of 2018, we maintained a weighted average maturity for the Fund in a 21 to 45 day range, moving up to a weighted average maturity of 45 days by the end of December 2018.

Throughout the Reporting Period, we focused on U.S. government agency securities, U.S. government repurchase agreements and U.S. Treasuries when and where we saw what we considered to be attractive opportunities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of the Fund was 103 days as of December 31, 2018. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government agency securities, U.S. government repurchase agreements, U.S. Treasury securities and U.S. Treasury repurchase agreements during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

With yields bounds in a still-low range, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. That said, there were no significant changes in the Fund’s investment exposures during the Reporting Period. Our duration positioning in the Fund ahead of the March, June, September and December 2018 Fed meetings was particularly positive for the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

Following four Fed interest rate hikes in 2018, we anticipate two more in 2019. At the end of the Reporting Period, we believed the Fed would likely shift away from the “gradual” approach to a more data-dependent tightening bias, perhaps by deleting “gradual increases” from its next statement and inserting something like “additional increases” instead. An alternative would be to keep the current “gradual increases” but then add that the gradual approach is valid “in the near term.” While this is our outlook, we have less conviction on the Fed’s outlook for 2019.

For the last two years, we have had high conviction that the market was underpricing the path of Fed rate hikes. At the end of the Reporting Period, we believed that was still the case, which underpins our expectation for further increases in market interest rates, but we have less conviction in our Fed view compared to 2017 and 2018. With the recent tightening in financial conditions and the new year’s expected economic growth slowdown, we think the case for a pause in the Fed’s tightening campaign has grown stronger. We also see a risk that wage and price inflation pick up in 2019 given the tightness in the U.S. labor market, leading the Fed to possibly continue hiking every quarter through 2019. The Fed is both creating and responding to changes in financial conditions. If financial conditions continue to tighten primarily due to a cheapening in equities, we do not see that as a compelling reason for the Fed to respond or for investors to de-risk. If financial conditions tighten due to a rise in long-term interest rates, we think the Fed may pause to assess the medium- to long-term outlook, which could be supportive for risk assets. As a result, we think the main downside scenario for risk assets is that economic growth slows but rising inflation forces the Fed to continue raising the targeted federal funds rate.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund to seek to take advantage of anticipated interest rate movements. More specifically, at the end of the Reporting Period, we intended to adjust duration guided by the context of market pricing in relation to our own expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 18.5%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.09%)
$1,000,000	2.415	%(a)	03/28/19	$1,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
1,700,000	2.663	(a)	09/30/19	1,699,937
Federal Farm Credit Bank (3 Mo. LIBOR – 0.26%)
250,000	2.154	(a)	07/10/19	250,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY – 0.20%)(a)
1,300,000	2.495		11/20/19	1,299,966
650,000	2.495		11/29/19	650,000
650,000	2.500		02/18/20	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY – 0.15%)(a)
800,000	2.505		10/18/19	799,981
650,000	2.505		12/26/19	649,975
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY – 0.18%)(a)
800,000	2.520		02/19/19	799,991
800,000	2.515		07/05/19	799,992
Federal Farm Credit Bank (FEDL01 – 0.11%)
800,000	2.510	(a)	08/13/20	799,871
Federal Farm Credit Bank (Prime Rate – 2.88%)
1,000,000	2.620	(a)	05/07/20	999,893
Federal Farm Credit Bank (Prime Rate – 2.90%)
600,000	2.600	(a)	01/30/20	600,000
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	2.570	(a)	11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
1,500,000	2.565	(a)	10/30/20	1,500,000
Federal Farm Credit Bank (Prime Rate – 2.95%)
100,000	2.550	(a)	04/30/20	100,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
200,000	2.540	(a)	03/13/20	199,821
Federal Farm Credit Bank (Prime Rate – 2.98%)
300,000	2.520	(a)	11/12/20	299,723
Federal Farm Credit Bank (Prime Rate – 6.16%)(a)
250,000	2.420		06/27/19	249,994
1,600,000	2.420		07/17/19	1,599,913
Federal Farm Credit Bank (Prime Rate – 3.12%)
1,000,000	2.380	(a)	01/24/19	999,993
Federal Home Loan Bank
1,200,000	2.500		05/17/19	1,199,802
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
6,000,000	2.333	(a)	10/07/19	6,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.08%)
13,000,000	2.390	(a)	03/19/19	13,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
1,200,000	2.350	(a)	01/14/19	1,200,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.19%)
5,700,000	2.360	(a)	04/18/19	5,700,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.33%)(a)
9,500,000	2.396		01/25/19	9,499,943
11,000,000	2.394		02/22/19	10,999,954
Federal Home Loan Bank (1 Mo. LIBOR – 0.12%)
1,700,000	2.389	(a)	01/22/19	1,699,989
Federal Home Loan Bank (3 Mo. LIBOR – 1.24%)(a)
6,200,000	2.466		03/12/19	6,200,000
3,500,000	2.469		03/13/19	3,500,000
1,400,000	2.514		03/22/19	1,400,000
750,000	2.512		03/25/19	750,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (3 Mo. LIBOR – 0.96%)(a)
$2,900,000	2.470%		03/21/19	$2,900,000
5,900,000	2.502		03/25/19	5,900,000
6,000,000	2.502		03/27/19	6,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.66%)(a)
4,500,000	2.080		01/07/19	4,500,000
5,000,000	2.090		01/11/19	5,000,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill – 0.07%)
10,700,000	2.534	(a)	01/30/20	10,701,735
Federal Home Loan Bank Discount Notes
6,500,000	2.394		02/25/19	6,476,365
6,500,000	2.432		03/01/19	6,474,604
Federal National Mortgage Association (SOFR – 0.08%)
6,000,000	2.540	(a)	01/30/19	6,000,000
Federal National Mortgage Association (SOFR – 0.12%)
6,000,000	2.580	(a)	07/30/19	6,000,000
Federal National Mortgage Association (SOFR – 0.16%)
750,000	2.620	(a)	01/30/20	750,000
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill – 0.00%)
5,385,317	2.430	(a)	01/07/19	5,385,317

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$144,386,759

U.S. Treasury Obligations – 31.0%
United States Treasury Bills
$10,000	2.412%		02/05/19	$9,977
80,000	2.417		02/05/19	79,815
320,000	2.422		02/05/19	319,260
20,000	2.416		02/14/19	19,942
20,000	2.432		02/19/19	19,935
100,000	2.420		04/04/19	99,390
300,000	2.429		04/04/19	298,163
1,000,000	2.438		04/04/19	993,839
1,100,000	2.443		04/04/19	1,093,208
1,700,000	2.444		04/04/19	1,689,504
1,000,000	2.500	(b)	04/04/19	993,806
3,000,000	2.505	(b)	04/04/19	2,981,383
1,500,000	2.506	(b)	04/04/19	1,490,688
100,000	2.507		05/02/19	99,176
500,000	2.524		05/23/19	495,148
11,000,000	2.541		05/30/19	10,887,319
15,000,000	2.562		06/06/19	14,837,825
20,000,000	2.546		06/13/19	19,775,422
90,000	2.477		06/20/19	88,974
18,500,000	2.552		06/20/19	18,282,908
100,000	2.494		06/27/19	98,805
34,910,000	2.546		06/27/19	34,484,331
50,000,000	2.573	(b)	07/05/19	49,363,313
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
10,000,000	2.473	(a)	07/31/20	9,998,843
United States Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.05%)(a)
46,000,000	2.478		10/31/19	46,003,742
15,000,000	2.475		10/31/20	15,000,272

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$300,000	1.125%		01/31/19	$299,693
100,000	1.500		01/31/19	99,926
500,000	1.125		05/31/19	497,087
2,400,000	1.250		06/30/19	2,384,194
3,100,000	1.625		06/30/19	3,085,264
2,500,000	0.750		07/15/19	2,475,531
1,200,000	0.750		08/15/19	1,186,207
1,500,000	3.625		08/15/19	1,509,106
600,000	1.750		09/30/19	595,872

TOTAL U.S. TREASURY OBLIGATIONS				$241,637,868

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$386,024,627

Repurchase Agreements(c) – 55.8%
BNP Paribas
$5,000,000	2.400	%(d)	01/07/19	$5,000,000
Maturity Value: $5,030,667
Settlement Date: 11/27/18

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
2.000%, due 01/15/26, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/20 to 11/15/44, a U.S. Treasury
Note, 1.750%, due 12/31/20 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 05/15/20 to 08/15/39. The
aggregate market value of the collateral, including accrued
interest, was $5,100,001.

5,000,000	2.420	(d)	01/07/19	5,000,000
Maturity Value: $5,030,922
Settlement Date: 11/27/18

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.500%, due 03/01/26 to 09/01/46, Federal National Mortgage
Association, 3.000% to 7.000%, due 11/01/21 to 11/01/48,
Government National Mortgage Association, 3.000% to
6.000%, due 09/15/38 to 05/20/46 and U.S. Treasury Notes,
1.000% to 2.625%, due 10/15/19 to 06/15/21. The aggregate
market value of the collateral, including accrued interest, was
$5,149,888.

10,000,000	2.480	(d)	01/07/19	10,000,000
Maturity Value: $10,063,378
Settlement Date: 12/20/18

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 12/01/45, Federal National Mortgage Association, 4.000%
to 4.500%, due 10/01/48 to 11/01/48 and Government National
Mortgage Association, 3.500%, due 12/20/45. The aggregate
market value of the collateral, including accrued interest, was
$10,300,001.

Joint Repurchase Agreement Account III
400,500,000	2.993		01/02/19	400,500,000
Maturity Value: $400,566,602

Repurchase Agreements(c) – (continued)
Royal Bank of Canada-New York Branch
$15,000,000	2.390	%(d)	01/04/19	$15,000,000
Maturity Value: $15,027,883
Settlement Date: 12/07/18

Collateralized by Federal Home Loan Mortgage Corp., 3.000%,
due 03/01/46, Federal National Mortgage Association, 2.000%
to 5.000%, due 02/01/33 to 11/01/48 and Government National
Mortgage Association, 3.500% to 4.000%, due 09/20/42 to
02/20/48. The aggregate market value of the collateral,
including accrued interest, was $15,300,000.

TOTAL REPURCHASE AGREEMENTS				$435,500,000

TOTAL INVESTMENTS – 105.3%				$821,524,627

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%				(41,425,165)

NET ASSETS – 100.0%				$780,099,462

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(b)	All or a portion represents a forward commitment.

(c)	Unless noted, all repurchase agreements were entered into on December 31, 2018. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2018, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2019, as follows:

Principal Amount	Maturity Value	Collateral Value
$400,500,000	$400,566,602	$412,482,134

REPURCHASE AGREEMENTS — At December 31, 2018, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	2.970%	$22,247,528
Bank of America, N.A.	3.000	27,809,410
Bank of Nova Scotia (The)	2.970	122,361,405
BNP Paribas	3.000	27,809,410
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.000	116,799,522
Wells Fargo Securities, LLC	3.020	83,472,725

TOTAL		$400,500,000

At December 31, 2018, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.550 to 4.150%	04/13/20 to 06/27/33
Federal Home Loan Bank	1.250	01/16/19
Federal Home Loan Mortgage Corp.	2.000 to 7.500	05/01/21 to 01/01/49
Federal National Mortgage Association	1.750 to 7.500	02/01/19 to 10/01/56
Government National Mortgage Association	2.500 to 7.500	09/15/24 to 11/20/48
U.S. Treasury Bill	0.000	01/10/19
U.S. Treasury Bond	2.750	08/15/47

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments based on amortized cost	$386,024,627
Repurchase agreements based on amortized cost	435,500,000
Cash	63,814
Receivables:
Fund shares sold	14,173,968
Interest	694,887
Reimbursement from investment adviser	43,117

Total assets	836,500,413

Liabilities:
Payables:
Investment securities purchased	54,829,189
Fund shares redeemed	1,295,159
Management fees	94,789
Distribution and Service fees and Transfer Agency fees	87,929
Accrued expenses	93,885

Total liabilities	56,400,951

Net Assets:
Paid-in capital	780,114,877
Total distributable loss	(15,415)

NET ASSETS	$780,099,462

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$411,447,477
Service Shares	368,651,985

Total Net Assets	$780,099,462
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	411,455,450
Service Shares	368,659,408

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment Income:

Interest	$12,052,775

Expenses:
Management fees	1,048,079
Distribution and Service fees — Service Shares	870,909
Transfer Agency fees(a)	126,047
Professional fees	121,495
Printing and mailing costs	57,490
Custody, accounting and administrative services	51,838
Trustee fees	17,182
Other	12,502

Total expenses	2,305,542

Less — expense reductions	(276,035)

Net expenses	2,029,507

NET INVESTMENT INCOME	10,023,268

NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS	(46,644)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,976,624

(a) Institutional and Service Shares incurred Transfer Agency fees of $56,380 and $69,667, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$10,023,268	$3,607,434
Net realized loss from investment transactions	(46,644)	(9,695)

Net increase in net assets resulting from operations	9,976,624	3,597,739

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(4,862,159)	(1,764,524	)(a)
Service Shares	(5,123,116)	(1,838,690	)(a)

Total distributions to shareholders	(9,985,275)	(3,603,214)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	791,066,132	475,485,463
Reinvestment of distributions	9,982,588	3,592,877
Cost of shares redeemed	(677,694,987)	(404,885,071)

Net increase in net assets resulting from share transactions	123,353,733	74,193,269

TOTAL INCREASE	123,345,082	74,187,794

Net assets:(b)

Beginning of year	656,754,380	582,566,586

End of year	$780,099,462	$656,754,380

(a) Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended December 31, 2017.

(b) Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $6,724 for the fiscal year ended December 31, 2017.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.017	0.008	0.003	— (b)	— (b)

Distributions to shareholders from net investment income(c)	(0.017)	(0.008)	(0.003)	— (b)	— (b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.74%	0.76%	0.29%	0.02%	0.01%

Net assets, end of period (in 000’s)	$411,447	$302,507	$206,987	$1,143	$773

Ratio of net expenses to average net assets	0.18%	0.18%	0.19%	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.27%	0.30%	0.31%	0.31%

Ratio of net investment income to average net assets	1.73%	0.76%	0.31%	0.03%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.015	0.005	— (b)	— (b)	—	(b)

Distributions to shareholders from net investment income(c)	(0.015)	(0.005)	— (b)	— (b)	—	(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.48%	0.51%	0.04%	0.01%	0.01%

Net assets, end of period (in 000’s)	$368,652	$354,248	$375,580	$328,202	$305,994

Ratio of net expenses to average net assets	0.43%	0.43%	0.44%	0.26%	0.24%

Ratio of total expenses to average net assets	0.48%	0.52%	0.55%	0.56%	0.56%

Ratio of net investment income to average net assets	1.48%	0.51%	0.03%	0.01%	—	%(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.
(e)	Amount is less than 0.005% of average net assets.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2018

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$9,985,275	$3,603,214
Net long-term capital gains	—	—
Total taxable distributions	$9,985,275	$3,603,214

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$44,717
Perpetual Short-term Capital loss carryforward	(43,959)
Timing differences (Post October Loss Deferral/Distributions Payable)	(16,173)
Unrealized gains (losses) — net	—
Total accumulated earnings (losses) — net	$(15,415)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2018, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. Prior to February 21, 2018, GSAM agreed to waive a portion of the management fee equal to 0.045% of the annual contractual rate applicable to the Fund’s average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2018

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2018, GSAM reimbursed $235,298 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2018, custody fee credits were $1,036.

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2018, GSAM, as the investment adviser, and Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2018	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2018
Management Fee(a)	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (b)	—	0.00 (b)
Net Expenses		0.18%		0.43%

(a)	Prior to February 21, 2018, the Fund’s contractual management fee rate was 0.205% of the Fund’s average daily net assets.
(b)	Amount is less than 0.005% of average net assets.
N/A	- Fees not applicable to respective share class.

For the fiscal year ended December 31, 2018, Goldman Sachs waived $39,691 and $10 in management and transfer agency fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

year ended December 31, 2018, there were no purchase and sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

5. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2018

7.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

8.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

9.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017
Institutional Shares*
Shares sold	576,263,982	289,673,821
Reinvestment of distributions	4,859,363	1,754,187
Shares redeemed	(472,178,302)	(195,904,682)
	108,945,043	95,523,326
Service Shares*
Shares sold	214,802,150	185,811,642
Reinvestment of distributions	5,123,225	1,838,690
Shares redeemed	(205,516,685)	(208,980,389)
	14,408,690	(21,330,057)

NET INCREASE IN SHARES	123,353,733	74,193,269

*	Valued at $1.00 per share.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional Shares

Actual	$1,000.00	$1,010.01		$0.91
Hypothetical 5% return	$1,000.00	$1,024.30	+	$0.92
Service Shares

Actual	$1,000.00	$1,008.73		$2.18
Hypothetical 5% return	$1,000.00	$1,023.04	+	$2.19

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

23

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasuer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2019 Goldman Sachs. All rights reserved.

VITMMAR-19/157330-OTU-916697/8.1k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of –6.74%, –6.93% and –7.09%, respectively. These returns compare to the 2.08% average annual total return of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The capital markets were influenced most during the Reporting Period by economic data, central bank monetary policy, higher commodity prices and geopolitical events.

In the first quarter of 2018, when the Reporting Period began, global equity markets experienced their first pullback after rallying for eight consecutive calendar quarters. Global equity prices peaked during the last week of January 2018 before retreating on news of stronger than consensus expected U.S. wage growth data in early February. In addition to the wage growth data, which led investors to anticipate a faster pace of U.S. Federal Reserve (“Fed”) interest rate hikes, rising concerns about potential trade protectionism and worsening market sentiment about U.S. information technology stocks weighed on global equity prices. In the second half of March 2018, U.S. information technology stocks sold off due to investor concerns about data privacy. During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed their developed markets peers because of what many considered to be attractive valuations, because of the comparatively stronger economic data within emerging markets countries and because of higher commodity prices. In the fixed income markets, the 10-year U.S. Treasury yield rose during the first quarter of 2018, driven by the Fed’s decision to raise interest rates at its March policy meeting as well as by a modest pickup in inflation and a higher than consensus expected U.S. fiscal deficit. The outcome of the Fed’s policy meeting was generally considered dovish by investors but was also in line with market expectations. (Dovish tends to imply lower interest rates; opposite of hawkish.) The U.S. dollar weakened relative to other major developed markets currencies during the first calendar quarter.

During the second quarter of 2018, developed markets equities generated positive returns, while emerging markets equities experienced broad-based weakness. Two large themes were at play: 1) divergence between U.S. economic growth compared to that of the rest of the world and 2) continued escalation of trade tensions. Within developed markets, U.S., U.K., European and Japanese equities rallied. U.K. export-driven stocks, in particular, benefited strongly from the depreciation of the British pound versus other major currencies. Meanwhile, emerging markets equities substantially underperformed developed markets stocks, as emerging markets’ economic growth slowed and disputes between the U.S. and China about trade tariffs soured investors’ appetite for emerging markets assets in general. Broad-based selling also contributed to the weakness of emerging markets stocks. Within fixed income, the 10-year U.S. Treasury yield rose, as U.S. macroeconomic data remained relatively strong, inflation increased and crude oil prices rose. The U.S. dollar strengthened against major currencies, driven by comparatively better U.S. economic growth and tighter Fed monetary policy. The Mexican peso and euro were among those currencies experiencing some of the largest drops versus the U.S. dollar. Weakening appetite for emerging markets assets and the looming Mexican presidential election weighed on the Mexican peso, while slower Eurozone economic growth and a dovish European Central Bank pressured the euro. Meanwhile, moderating global economic growth and escalating trade tensions weighed on the prices of metals, such as copper, and the stronger U.S. dollar pushed down gold prices.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

In the third quarter of 2018, global economic growth continued to moderate, especially outside of the U.S. At the same time, U.S.-China trade tensions escalated, leading to tariffs of $250 billion on U.S. imports from China. In terms of monetary policy, the Fed raised short-term interest rates at its September policy meeting and signaled one more hike in 2018. Global equities overall posted gains during the third calendar quarter, driven by a rally in developed markets stocks. Within developed markets stocks, U.S. equities outperformed, recording one of their best performing quarters in five years due to strong corporate earnings and economic data. European equities retreated, as softer economic activity and concerns around Italy weighed on their performance. Japanese equities rallied on the back of a weakening Japanese yen. Meanwhile, emerging markets equities declined, primarily due to the negative performance of Chinese stocks. Regarding fixed income, the 10-year U.S. Treasury yield rose in response to strong U.S. economic activity, which caused the market to price in additional Fed rate hikes. In Europe, the spread, or yield differential, between 10-year Italian and German government bonds widened, reflecting higher risk premiums on Italian assets because of increased concerns about the Italian government’s budget. Also during the third quarter of 2018, the currencies of emerging markets countries with significant financing needs fell to their 2018 calendar year lows versus the U.S. dollar; the Turkish lira and Argentinian peso, as prime examples, were down 42% and 50%, respectively, between January 1 and August 31. Within commodities, higher U.S. interest rates and slowing Chinese economic growth dampened gold and copper prices.

In the fourth quarter of 2018, softer global economic data, which led to downward consensus expectations for corporate earnings growth, and the Fed’s less accommodative monetary policy weighed on global equity markets, driving a double-digit decline across most major equity indices. Within developed markets stocks, Japanese equities turned in the weakest performance, as cyclical stocks were pressured by decelerating global economic growth, and export-oriented stocks were hurt by a stronger Japanese yen. U.S. and European equities also experienced substantial losses. Despite weaker economic data from China, emerging markets equities outperformed developed markets equities during the fourth calendar quarter, thanks in large part to rallies in Brazilian and Indian stocks. Brazilian risk assets broadly benefited from renewed investor optimism about potentially market-friendly measures from its new government and relatively better economic data. Indian equities were helped by lower crude oil prices and improving macro data. Within fixed income, the 10-year U.S. Treasury yield fell in response to a decline in U.S. inflation, driven by the drop in crude oil prices and signs of slowing U.S. economic growth. Yields of government bonds in other developed markets countries also fell but by a lesser magnitude. Investors revised downward their expectations for 2019 Fed monetary policy action from two short-term interest rate increases to no rate hike at all. The Fed, however, still projected two rate hikes during the 2019 calendar year. Within commodities, crude oil prices declined on market concerns about global economic growth and as oversupply led investors to unwind long positions. Regarding metals, copper prices fell, while gold prices rallied. As for currencies, the Japanese yen was the best performing major currency during the fourth quarter of 2018. The U.S. dollar strengthened overall versus most major currencies.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.

During the Reporting Period, the Portfolio generated negative absolute returns, driven primarily by strategic asset allocation and by security selection within the Portfolio’s Underlying Funds. Short-term tactical asset allocation and medium-term cycle-aware allocation also hurt performance.

Strategic asset allocation detracted from the Portfolio’s results during the Reporting Period. Allocations to equities had the greatest negative impact, driven primarily by the Portfolio’s strategic allocation to emerging markets stocks, as emerging markets assets struggled due to trade-related tensions, slowing global economic growth and the spillover effects of country-specific idiosyncratic risks. In addition, the Portfolio’s allocation to U.S. real estate securities detracted from returns during the Reporting Period. Within fixed income, an allocation to emerging markets debt hampered performance amid broad weakness in emerging markets assets. The Portfolio was also hurt by our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy detracted from performance as U.S. Treasury yields rose over the course of the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Additionally, a strategic allocation to U.S. high yield corporate bonds

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

detracted from the Portfolio’s returns as credit spreads widened. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity). Finally, the Portfolio’s allocations to liquid alternatives strategies had a negative impact on performance, though they outperformed relative to traditional investment strategies. In particular, the Portfolio’s volatility selling strategy was a source of weakness as volatility increased during the Reporting Period. (Our volatility selling strategy seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.)

Medium-term cycle-aware allocation also detracted from the Portfolio’s performance. Over the course of the Reporting Period, the Portfolio held three medium-term cycle-aware views. The first was to have a short duration position, which we expressed through a short position in long-maturity German government bonds and short positions in specific segments of the U.S. Treasury yield curve. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Portfolio’s short position in long-maturity German government bonds detracted from results, as Germany’s long-term interest rates fell during the Reporting Period in response to slower European economic growth, dovish European Central Bank monetary policy and political risk in Italy. This was offset somewhat by the Portfolio’s short position in the two-year segment of the U.S. Treasury yield curve, which added to performance as yields rose during the Reporting Period overall. The second medium-term cycle-aware view was to hold a long position in emerging markets equities versus developed markets equities. This positioning detracted from the Portfolio’s returns, as emerging markets equities broadly underperformed developed markets equities during the Reporting Period. The third medium-term cycle-aware view — to hold a long position in local currency emerging markets bonds versus U.S. high yield corporate bonds — also hurt the Portfolio’s performance due to the broad underperformance of emerging markets assets.

Short-term tactical allocation had a negative impact on Portfolio returns during the Reporting Period overall. During the first three months of the Reporting Period, the Portfolio’s tactical long-short currency basket detracted from performance as did our tactical country view to hold a long position in Japanese equities. In addition, a tactical long position in U.S. dollar-denominated emerging markets bonds dampened results amid broad weakness in emerging markets assets. On April 4, 2018, we transitioned the Portfolio to a single implementation vehicle for expressing our tactical views — the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”). Between April 4, 2018 and the end of the Reporting Period, the Portfolio’s allocation to the Underlying Tactical Fund detracted from performance.

Overall, security selection within Underlying Funds detracted from the Portfolio’s performance during the Reporting Period. The Goldman Sachs Long Short Credit Fund, the Goldman Sachs Managed Futures Strategy Fund and the Goldman Sachs Strategic Income Fund underperformed their respective benchmark indices — and our expectations — during the Reporting Period. None of the Underlying Funds meaningfully outperformed their benchmark indices during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 61.1% in liquid alternative strategies, 31.4% in real assets/satellite asset classes and 7.6% in cash. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors)). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had –7.9% of its total net assets invested in tactical exposures at the beginning of the Reporting Period.

How did you manage the Portfolio’s allocations during the Reporting Period?

Over the course of the Reporting Period, we made changes to the Portfolio’s strategic allocation, medium-term cycle-aware allocation and short-term tactical allocation. Within the strategic allocation, we added an allocation to alternative investment strategies through the Goldman Sachs Alternative Premia Fund. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance.

We also sought to adjust the Portfolio’s exposure for medium-term changes to the business or economic cycle. In early May 2018, we added a long position in local emerging markets debt versus U.S. high yield corporate debt. This view reflected our belief that we are approaching the point in the economic cycle at which credit spreads have historically started to widen, which could be a headwind for high yield fixed income. We considered it an opportune time to add this position, as credit spreads were likely, in our

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

view, to remain well anchored in the near term and because emerging markets assets had experienced a selloff earlier in the 2018 calendar year. However, in October, because of heightened volatility among emerging markets currencies, we modestly reduced the Fund’s exposure to local emerging markets debt and emerging markets equities. In November, we further reduced the Fund’s exposure to emerging markets equities. We had expected economic data out of China to improve on the back of stimulus measures implemented by the Chinese government, but this thesis did not play out as we expected. We took advantage of the heightened volatility to add to the Fund’s allocation to developed markets equities.

Within the short-term tactical allocation, we decreased the Portfolio’s exposure to equities overall at the beginning of the Reporting Period because we thought they might experience a temporary pullback. After the selloff in February 2018, we added tactical long positions in U.S. and emerging markets stocks. Within equities, we initiated tactical short positions in Japan and Singapore and a tactical long position in China. We eliminated the Portfolio’s tactical short position in South African equities. On the sector level, we added a tactical long position in European bank stocks. Finally, as mentioned previously, we transitioned the Portfolio to the Underlying Tactical Fund, which served as a single implementation vehicle for expressing our tactical views starting on April 4, 2018.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 65.5% in liquid alternative strategies, 30.6% in real assets/satellite asset classes and 3.9% in cash. The Portfolio had –7.6% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express our views across developed and emerging markets equities. More specifically, the Portfolio employed equity index futures to affect short exposures to U.S. large-cap equities (positive impact) and European equities (positive impact). In addition, the Portfolio used equity index futures to assume short positions in Australian equities (positive impact), U.K. large-cap equities (negative impact), European equities (positive impact), and South African equities (positive impact). The Portfolio also utilized equity index futures to take long positions in emerging markets equities (negative impact), Japanese equities (negative impact), Singapore equities (positive impact), European bank stocks (negative impact) and Chinese equities (negative impact). Furthermore, the Portfolio used European equity index dividend futures (negative impact) during the Reporting Period.

Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically Eurodollar futures, to express views on the U.S. Treasury yield curve (positive impact). Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Portfolio also used bond futures to affect a short position in German government bonds (negative impact). The Portfolio employed interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (negative impact). In addition, the Portfolio employed foreign exchange forwards to go long and short select developed and emerging markets currencies within a tactical basket of currencies (negative impact).

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we emphasized three macro themes. First, we expected to see an elongated U.S. economic expansion in 2019, with U.S. economic growth slowing but remaining at above trend levels. Second, we expected to see renewed convergence in global economic growth, as the U.S. economy slows, the European economy stabilizes and emerging markets economic growth (outside of China) improves. Third, we saw attractive opportunities in the wake of the 2018 market downturn. In our view, valuations and investor expectations had adjusted significantly since the start of 2018, and we had become more positive about potential returns in the near term.

At the asset class level, we were positive on equities over the medium term. We believed a slowdown in U.S. economic growth, which could eventually reduce labor market pressures, had increased the likelihood at the margin of an elongation in the U.S. economic cycle. This, along with the 2018 equity market downturn, continued corporate earnings growth and global economic expansion, should support equity returns, in our view. As for fixed income, we remained bearish on government bonds. In our opinion, the elongated U.S. economic cycle is likely to lead to higher yields due to Fed interest rate hikes, and we expected a path

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

that is more hawkish than what the market was pricing in at the end of the Reporting Period. Additionally, we considered credit spreads rather wide and expected to see some compression in the near term. Over the course of 2019, credit spreads are likely to tighten further, we believe. Finally, while we still thought emerging markets assets would likely outperform developed markets assets over the long term, deterioration in China’s economic growth has been worse than we expected. As a result, we decided to reduce the Fund’s allocation to emerging markets assets in the medium term because we believe there is increased uncertainty around the timing and magnitude of economic growth improvements for China.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Three Years	Since Inception	Inception Date
Institutional	-6.74%	-0.34%	-1.33%	4/25/14
Service	-6.93	-0.56	-1.57	4/25/14
Advisor	-7.09	-0.69	-1.70	4/25/14

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.09%	2.36%
Service	1.34	2.61
Advisor	1.49	2.76

[2]

The expense ratios of the Portfolio, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.3% of the Portfolio’s net assets at December 31, 2018. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Portfolio level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Three Years	Since Inception
Institutional (Commenced April 25, 2014)	-6.74%	-0.34%	-1.33%
Service (Commenced April 25, 2014)	-6.93%	-0.56%	-1.57%
Advisor (Commenced April 25, 2014)	-7.09%	-0.69%	-1.70%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2018

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 93.3%
Equity – 13.1%
107,543	Goldman Sachs Absolute Return Tracker Fund	$977,566
58,185	Goldman Sachs Emerging Markets Equity Insights Fund	511,446
36,746	Goldman Sachs Real Estate Securities Fund	479,541

		1,968,553

Fixed Income – 80.2%
246,434	Goldman Sachs Tactical Exposure Fund	2,247,480
196,091	Goldman Sachs Managed Futures Strategy Fund	2,017,781
195,089	Goldman Sachs Long Short Credit Strategies Fund	1,644,600
157,988	Goldman Sachs Strategic Income Fund	1,428,213
118,840	Goldman Sachs Emerging Markets Debt Fund	1,354,777
134,575	Goldman Sachs Alternative Premia Fund	1,088,711
114,860	Goldman Sachs High Yield Floating Rate Fund	1,048,669
127,927	Goldman Sachs High Yield Fund	763,723
79,939	Goldman Sachs Local Emerging Markets Debt Fund	448,457

		12,042,411

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $15,055,611)		$14,010,964

Exchange Traded Fund(b) – 1.7%
6,264	ProShares Short VIX Short-Term Futures ETF	$264,967
(Cost $301,573)

Shares	Dividend Rate	Value

Investment Company(a) – 1.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
191,106	2.521%	$191,106
(Cost $191,106)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $15,548,290)		$14,467,037

Securities Lending Reinvestment Vehicle(a) – 1.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
191,250	2.521%	$191,250
(Cost $191,250)

TOTAL INVESTMENTS – 97.6%
(Cost $15,739,540)		$14,658,287

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		357,838

NET ASSETS – 100.0%		$15,016,125

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is on loan.

Currency Abbreviation:
USD	—United States Dollar

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Emerging Markets E-Mini Index	22	03/15/2019	$1,063,480	$(2,524)

Total				$(2,524)

Short position contracts:
3 Month Eurodollar	(41)	03/16/2020	$(9,987,600)	$32,430
Euro-Buxl	(4)	03/07/2019	(827,782)	(16,148)
MSCI EAFE E-Mini Index	(1)	03/15/2019	(85,800)	1,828
S&P 500 E-Mini Index	(1)	03/15/2019	(125,260)	7,196

Total				$25,306

Total Futures Contracts				$22,782

PURCHASED OPTIONS CONTRACTS — At December 31, 2018, the Portfolio had the following purchased options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ Depreciation

Purchased options contracts:

Calls
3 Month Eurodollar	Barclays Bank PLC	96.00 USD	03/18/2019	5	$1,250,000	$16,125	$14,774	$1,351
		96.50 USD	03/18/2019	2	500,000	3,950	3,655	295
		97.13 USD	03/18/2019	11	2,750,000	4,950	20,313	(15,363)
		99.00 USD	03/18/2019	109	27,250,000	681	9,789	(9,108)
		96.00 USD	06/17/2019	1	250,000	3,288	2,877	411
		96.88 USD	06/17/2019	14	3,500,000	15,575	24,395	(8,820)
		99.00 USD	06/17/2019	61	15,250,000	381	6,241	(5,860)
		96.75 USD	09/16/2019	15	3,750,000	22,312	30,822	(8,510)
		97.75 USD	09/16/2019	5	1,250,000	594	3,137	(2,543)
		96.50 USD	12/16/2019	8	2,000,000	17,050	15,969	1,081
		96.00 USD	03/16/2020	6	1,500,000	21,675	15,289	6,386
		96.75 USD	03/16/2020	2	500,000	3,625	2,255	1,370
		97.00 USD	06/15/2020	18	4,500,000	27,450	13,318	14,132
		97.13 USD	06/15/2020	3	750,000	3,938	2,332	1,606
		97.00 USD	09/14/2020	15	3,750,000	25,219	12,247	12,972
		97.13 USD	09/14/2020	3	750,000	4,444	2,744	1,700
		96.75 USD	12/14/2020	10	2,500,000	21,937	12,748	9,189
		96.75 USD	03/15/2021	3	750,000	6,975	4,920	2,055

Total purchased options contracts				291		$200,169	$197,825	$2,344

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliated Underlying Funds, at value (cost $15,246,717)	$14,202,070
Investments in unaffiliated Funds, at value (cost $301,573)(a)	264,967
Investments in affiliated securities lending reinvestment vehicle, at value (cost $191,250)	191,250
Purchased Options, at value (premiums paid $197,825)	200,169
Cash	257,212
Receivables:
Portfolio shares sold	89,314
Collateral on certain derivative contracts(b)	87,221
Investments sold	50,000
Reimbursement from investment adviser	29,821
Dividends	22,649
Securities lending income	337
Other assets	120

Total assets	15,395,130

Liabilities:
Variation margin on futures	6,612
Payables:
Payable upon return of securities loaned	191,250
Due to custodian	50,000
Portfolio shares redeemed	32,281
Investments purchased	24,008
Distribution and Service fees and Transfer Agency fees	5,308
Accrued expenses	69,546

Total liabilities	379,005

Net Assets:
Paid-in capital	17,210,361
Total distributable loss	(2,194,236)

NET ASSETS	$15,016,125
Net Assets:
Institutional	$745,117
Service	811,021
Advisor	13,459,987

Total Net Assets	$15,016,125
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	87,559
Service	95,227
Advisor	1,586,220
Net asset value, offering and redemption price per share:
Institutional	$8.51
Service	8.52
Advisor	8.49

(a)	Includes loaned securities having a market value of $186,930.
(b)	Includes amount segregated for initial margin on future transactions.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends from affiliated Underlying Funds	$425,946
Dividends from unaffiliated Funds	3,367
Securities lending income — unaffiliated issuer	1,484

Total investment income	430,797

Expenses:
Professional fees	83,855
Distribution and Service fees(a)	64,046
Printing and mailing costs	62,591
Custody, accounting and administrative services	58,398
Management fees	25,114
Trustee fees	16,104
Transfer Agency fees(a)	3,348
Registration fees	1,114
Other	5,758

Total expenses	320,328

Less — expense reductions	(219,618)

Net expenses	100,710

NET INVESTMENT INCOME	330,087

Realized and unrealized gain (loss):
Net realized loss from:
Investments in affiliated Underlying Funds	(333,869)
Investments in unaffiliated Funds	(9,379)
Futures contracts	(223,612)
Purchased options	(139,672)
Forward foreign currency exchange contracts	(13,329)
Foreign currency transactions	(1,039)
Capital gain distributions from affiliated Underlying Funds	164,008
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	(938,512)
Investments in unaffiliated Funds	(142,621)
Futures contracts	(25,873)
Purchased options	86,210
Forward foreign currency exchange contracts	(740)
Foreign currency translation	3,867

Net realized and unrealized loss	(1,574,561)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,244,474)

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and/or Service Fees		Transfer Agency Fees
Advisor	Service	Advisor	Institutional	Service
$63,171	$875	$3,158	$120	$70

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$330,087	$244,626
Net realized gain (loss)	(556,892)	251,415
Net change in unrealized gain (loss)	(1,017,669)	156,154

Net increase (decrease) in net assets resulting from operations	(1,244,474)	652,195

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(20,403)	(10,357	)(a)
Service Shares	(20,381)	(2,291	)(a)
Advisor Shares	(318,314)	(303,417	)(a)

Total distributions to shareholders	(359,098)	(316,065)

From share transactions:
Proceeds from sales of shares	6,168,668	5,892,266
Reinvestment of distributions	359,098	316,065
Cost of shares redeemed	(5,978,711)	(1,594,340)

Net increase in net assets resulting from share transactions	549,055	4,613,991

TOTAL INCREASE (DECREASE)	(1,054,517)	4,950,121

Net assets:(b)

Beginning of year	16,070,642	11,120,521

End of year	$15,016,125	$16,070,642

(a)

Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the fiscal year ended December 31, 2017.

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $43,805 for the Fund as of December 31, 2017.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Year Ended December 31,				For the Period April 25, 2014* to December 31, 2014
	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.39	$9.10	$9.15	$9.81	$10.00

Net investment income(a)(b)	0.24	0.21	0.11	0.20	0.09

Net realized and unrealized gain (loss)	(0.87)	0.30	(0.06)	(0.65)	(0.16)

Total from investment operations	(0.63)	0.51	0.05	(0.45)	(0.07)

Distributions to shareholders from net investment income	(0.25)	(0.22)	(0.10)	(0.20)	(0.12)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	—	(c)

Total distributions	(0.25)	(0.22)	(0.10)	(0.21)	(0.12)

Net asset value, end of period	$8.51	$9.39	$9.10	$9.15	$9.81

Total return(d)	(6.74)%	5.60%	0.52%	(4.51)%	(0.67)%

Net assets, end of period (in 000s)	$745	$453	$309	$958	$1,003

Ratio of net expenses to average net assets(e)	0.22%	0.21%	0.24%	0.22%	0.22	%(f)

Ratio of total expenses to average net assets(e)	1.57%	1.47%	2.37%	4.40%	24.63	%(f)

Ratio of net investment income to average net assets(b)	2.62%	2.20%	1.17%	2.02%	1.30	%(f)

Portfolio turnover rate(g)	61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Year Ended December 31,				For the Period April 25, 2014* to December 31, 2014
	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.41	$9.13	$9.14	$9.81	$10.00

Net investment income(a)(b)	0.28	0.27	0.08	0.24	0.07

Net realized and unrealized gain (loss)	(0.93)	0.22	(0.05)	(0.71)	(0.16)

Total from investment operations	(0.65)	0.49	0.03	(0.47)	(0.09)

Distributions to shareholders from net investment income	(0.24)	(0.21)	(0.04)	(0.19)	(0.10)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	—	(c)

Total distributions	(0.24)	(0.21)	(0.04)	(0.20)	(0.10)

Net asset value, end of period	$8.52	$9.41	$9.13	$9.14	$9.81

Total return(d)	(6.93)%	5.37%	0.28%	(4.76)%	(0.85)%

Net assets, end of period (in 000s)	$811	$105	$34	$22	$10

Ratio of net expenses to average net assets(e)	0.47%	0.46%	0.46%	0.48%	0.49	%(f)

Ratio of total expenses to average net assets(e)	1.95%	1.73%	1.97%	3.33%	25.05	%(f)

Ratio of net investment income to average net assets(b)	3.08%	2.88%	0.92%	2.54%	1.02	%(f)

Portfolio turnover rate(g)	61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Year Ended December 31,				For the Period April 25, 2014* to December 31, 2014
	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$9.36	$9.08	$9.12	$9.79	$10.00

Net investment income(a)(b)	0.17	0.17	0.10	0.21	0.11

Net realized and unrealized gain (loss)	(0.83)	0.30	(0.07)	(0.69)	(0.21)

Total from investment operations	(0.66)	0.47	0.03	(0.48)	(0.10)

Distributions to shareholders from net investment income	(0.21)	(0.19)	(0.07)	(0.18)	(0.11)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	—	(c)

Total distributions	(0.21)	(0.19)	(0.07)	(0.19)	(0.11)

Net asset value, end of period	$8.49	$9.36	$9.08	$9.12	$9.79

Total return(d)	(7.09)%	5.14%	0.27%	(4.89)%	(0.97)%

Net assets, end of period (in 000s)	$13,460	$15,512	$10,778	$9,666	$3,246

Ratio of net expenses to average net assets(e)	0.62%	0.61%	0.61%	0.62%	0.62	%(f)

Ratio of total expenses to average net assets(e)	1.93%	1.88%	2.58%	3.51%	16.16	%(f)

Ratio of net investment income to average net assets(b)	1.92%	1.78%	1.06%	2.16%	1.66	%(f)

Portfolio turnover rate(g)	61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Portfolios investments in Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.
The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (Including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Class R6 or Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$1,968,553	$—	$—
Fixed Income Underlying Funds	12,042,411	—	—
Exchange Traded Fund	264,967	—	—
Investment Company	191,106	—	—
Securities Lending Reinvestment Vehicle	191,250	—	—

Total	$14,658,287	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$41,454	$—	$—
Purchased Options Contracts	200,169	—	—

Total	$241,623	$—	$—

Liabilities(a)
Futures Contracts	$(18,672)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$9,024	Variation margin on futures contracts	$(2,524)
Interest Rate	Variation margin on futures contracts and purchased options contracts at value	232,599	Variation margin on futures contracts	(16,148)

Total		$241,623		$(18,672)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2018 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2018

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(158,072)	$(16,786)	33
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(13,329)	(740)	13
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	(205,212)	77,123	505

Total		$(376,613)	$59,597	551

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 30, 2019, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2018, GSAM waived $25,114 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $637 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$25,752	$191	$193,675	$219,618

F.  Line of Credit Facility — As of December 31, 2018, the Portfolio participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Portfolio did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The Portfolio invests primarily in the Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. During the fiscal year ended December 31, 2018, the Portfolio converted Institutional Shares of the Underlying Funds (except ETFs) to Class R6 Shares. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2018:

Underlying Funds	Beginning Value as of December 31, 2017	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Alternative Premia Fund	$—	$1,375,913		$(250,913)		$51,799	$(88,088)	$1,088,711	134,575	$—	$60,913
Goldman Sachs Absolute Return Tracker Fund — Institutional Shares	2,282,265	90,000		(2,309,582	)(a)	—	(62,683)	—	—	—	—
Goldman Sachs Absolute Return Tracker Fund — Class R6	—	2,412,007	(a)	(1,451,650)		19,804	(2,595)	977,566	107,543	10,774	16,651

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2018

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of December 31, 2017	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	$2,016,665	$109,983		$(2,128,384	)(b)	$—	$1,736	$—	—	$—	$—
Goldman Sachs Emerging Markets Debt Fund — Class R6	—	2,496,833	(b)	(945,000)		(50,020)	(147,036)	1,354,777	118,840	73,773	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	1,015,209	30,000		(951,770	)(c)	4,305	(97,744)	—	—	—	—
Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	—	1,123,136	(c)	(600,000)		33,561	(45,251)	511,446	58,185	11,367	—
Goldman Sachs Financial Square Government Fund	868,891	5,537,575		(6,215,360)		—	—	191,106	191,106	6,304	—
Goldman Sachs High Yield Floating Rate Fund — Institutional Shares	470,785	372,918		(844,784	)(d)	—	1,081	—	—	—	—
Goldman Sachs High Yield Floating Rate Fund — Class R6	—	1,292,375	(d)	(175,000)		(5,537)	(63,169)	1,048,669	114,860	49,926	—
Goldman Sachs High Yield Fund — Institutional Shares	1,048,853	59,630		(1,115,058	)(e)	—	6,575	—	—	—	—
Goldman Sachs High Yield Fund — Class R6	—	1,504,002	(e)	(650,000)		(25,749)	(64,530)	763,723	127,927	53,705	—
Goldman Sachs Local Emerging Markets Debt Fund	—	673,250		(170,000)		(20,846)	(33,947)	448,457	79,939	18,111	—
Goldman Sachs Long Short Credit Strategies Fund — Institutional Shares	3,577,130	195,006		(3,880,174	)(f)	—	108,038	—	—	—	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of December 31, 2017	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Long Short Credit Strategies Fund — Class R6	$—	$4,212,020	(f)	$(2,275,000)		$(112,380)	$(180,040)	$1,644,600	195,089	$117,144	$—
Goldman Sachs Managed Futures Strategy Fund — Institutional Shares	996,123	1,350,000		(2,329,175	)(g)	—	(16,948)	—	—	—	—
Goldman Sachs Managed Futures Strategy Fund — Class R6	—	2,457,618	(g)	(408,443)		(9,869)	(21,525)	2,017,781	196,091	—	3,443
Goldman Sachs Real Estate Securities Fund — Institutional Shares	511,928	50,000		(633,666	)(h)	—	71,738	—	—	—	—
Goldman Sachs Real Estate Securities Fund — Class R6	—	712,297	(h)	(123,869)		45,706	(154,593)	479,541	36,746	14,760	63,870
Goldman Sachs Strategic Income Fund — Institutional Shares	1,473,510	670,000		(2,166,131	)(i)	—	22,621	—	—	—	—
Goldman Sachs Strategic Income Fund — Class R6	—	2,448,253	(i)	(920,000)		(25,062)	(74,978)	1,428,213	157,988	42,120	—
Goldman Sachs Strategic Macro Fund	1,103,929	—		(1,101,240)		(77,849)	75,160	—	—	—	—
Goldman Sachs Tactical Exposure Fund	—	2,817,093		(399,131)		2,276	(172,758)	2,247,480	246,434	27,962	19,131

Total	$15,365,288	$31,989,909		$(32,044,330)		$(169,861)	$(938,936)	$14,202,070	1,765,323	$425,946	$164,008

(a)	Amounts include $2,309,582 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $2,128,383 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $901,770 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $844,785 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $1,115,058 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $3,880,174 for conversion of Institutional Shares to Class R6 Shares.
(g)	Amounts include $2,329,175 for conversion of Institutional Shares to Class R6 Shares.
(h)	Amounts include $633,667 for conversion of Institutional Shares to Class R6 Shares
(i)	Amounts include $2,166,132 for conversion of Institutional Shares to Class R6 Shares

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2018

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $10,778,186 and $9,644,289, respectively.

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Portfolio did not have securities on loan as of December 31, 2018.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    SECURITIES LENDING (continued)

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$—	$1,518,738	$(1,327,488)	$191,250

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from ordinary income	$316,065	$359,098

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$62,768
Capital loss carryforwards:
Perpetual Short-term	(514,168)
Perpetual Long-term	(369,817)
Total capital loss carryforwards	$(883,985)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(23,546)
Unrealized losses — net	(1,349,473)
Total accumulated losses — net	$(2,194,236)

As of December 31, 2018, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$16,035,819
Gross unrealized gain	94,002
Gross unrealized loss	(1,443,475)
Net unrealized loss	$(1,349,473)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of partnership investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2018

9.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio or the Underlying Funds have unsettled or open transactions defaults.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	53,822	$488,301	14,083	$133,278
Reinvestment of distributions	2,400	20,403	1,104	10,357
Shares redeemed	(16,933)	(153,669)	(837)	(7,840)
	39,289	355,035	14,350	135,795
Service Shares
Shares sold	84,312	762,281	7,288	69,479
Reinvestment of distributions	2,398	20,381	244	2,291
Shares redeemed	(2,657)	(23,809)	(27)	(254)
	84,053	758,853	7,505	71,516
Advisor Shares
Shares sold	539,263	4,918,086	608,399	5,689,509
Reinvestment of distributions	37,581	318,314	32,451	303,417
Shares redeemed	(648,355)	(5,801,233)	(170,306)	(1,586,246)
	(71,511)	(564,833)	470,544	4,406,680

NET INCREASE	51,831	$549,055	492,399	$4,613,991

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Multi-Strategy Alternatives Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Multi-Strategy Alternatives Portfolio (one of the portfolios constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$967.60		$1.09
Hypothetical 5% return	1,000	1,024.10	+	1.12
Service

Actual	1,000	967.70		2.33
Hypothetical 5% return	1,000	1,022.84	+	2.40
Advisor

Actual	1,000	966.20		3.07
Hypothetical 5% return	1,000	1,022.08	+	3.16

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.47% and 0.62% for Institutional, Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 0.76% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

For the 2018 tax year, the Multi-Strategy Alternatives Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Multi-Strategy Alternatives Portfolio from sources within foreign countries and possessions of the United States was $0.0081 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Portfolio during the year ended December 31, 2018 from foreign sources was 2.28%. The total amount of foreign taxes paid by the Portfolio was $0.0012 per share.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2019 Goldman Sachs. All rights reserved.

VITMSAAR-19/157040-OTU-914557/535

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2018

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2018 (the “Reporting Period”), the performance of the U.S. equity and fixed income markets were influenced most by Federal Reserve (“Fed”) monetary policy, U.S. and global economic data, and geopolitical issues, including the U.S.-China trade dispute.

Equity Markets

U.S. equities saw a strong start to the Reporting Period in January 2018, driven by positive economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season. In February 2018, however, U.S. equities sold off on market speculation of a faster pace of Fed short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes the 2018 calendar year and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against these strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed reaction to rising interest rates. The retreat resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return. The weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Fixed Income Markets

In the first quarter of 2018, spread, or non-government bond, sectors were challenged by a surge in market volatility and “risk-off” sentiment, or reduced risk appetite, amid equity market declines in February and March. Catalysts included firmer than consensus expected U.S. wage and price inflation data at the beginning of February 2018 and rising concerns about trade tensions during March. At their March policy meeting, Fed officials raised short-term interest rates, much as the market had expected, and

1

MARKET REVIEW

continued to point to a total of three interest rate increases in 2018. However, Fed policymakers revised their economic growth forecast higher and their employment forecast lower, given their view of the strengthening U.S. economic outlook.

During the second calendar quarter, spread sectors broadly weakened amid protectionist trade measures and political events in emerging markets countries and Italy as well as higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Fed raised short-term interest rates and its dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. U.S. economic growth strengthened, with the Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual weakening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed markets countries.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced notable weakness, as credit spreads, or yield differentials versus U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle and as their expectations for Fed rate hikes diminished. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data remained in expansionary territory during the fourth quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined.

For the Reporting Period overall, spread sectors generally lagged U.S. Treasury securities. Sovereign emerging markets debt, high yield corporate bonds and investment grade corporate bonds underperformed U.S. Treasuries the most, followed at some distance by agency securities, mortgage-backed securities and commercial mortgage-backed securities. Asset-backed securities, the only fixed income market segment to generate a positive return during the Reporting Period, outperformed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of two years and less rose more than yields on maturities of three years and longer. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury rose approximately 29 basis points to end the Reporting Period at 2.69%.

Looking Ahead

Equity Markets

At the end of the Reporting Period, we believed the risk/reward balance for equities in 2019 had improved relative to 2018 following the de-rating in valuation multiples, or price/earnings ratios, in the fourth quarter of 2018. We saw continued expansion of global economic growth and corporate profits. We believed U.S. economic growth would likely moderate in 2019, while the slowdown outside of the U.S. may be behind us. In our view, the ongoing global economic expansion should underpin corporate earnings growth, which we expect to remain positive across all global regions in 2019, supporting risk assets, such as equities. Meanwhile, lower valuations provide, in our view, an attractive entry point. Several challenges in 2018 — such as trade tensions and populist politics — resulted in a sharp de-rating. We think the shift in valuations was overdone relative to both macro and corporate fundamentals. Concerns around the length of the current economic cycle, trade tensions and populist politics may well continue, but we believed at the end of the Reporting Period that it was too soon to position for the end of the cycle and markets had already gone too far in pricing in the risks.

2

MARKET REVIEW

As the U.S. economic expansion approaches the longest on record, late-cycle signs, such as a tight labor market, firming inflation, higher volatility and a flatter yield curve, along with fading fiscal support and continued Fed interest rate hikes, have increased focus, we feel, on a possible moderation in U.S. economic growth. However, discussions around peak earnings are premature, in our view, as margins have historically continued to expand until very close to the beginning of recessions.

We believe rising interest rates and cost pressures make pricing power an increasingly critical differentiator of success. Selectivity, in our view, is also increasingly important amid higher volatility, elevated political and trade risks and slowing revenue growth and margin pressures. We believe this divergence between winners and losers reinforces the importance of active management.

Fixed Income Markets

At the end of the Reporting Period, we expected the global economic expansion to continue. However, we think the environment is shifting from one of divergence, with U.S. economic growth strongly outpacing that of many other countries, to one of convergence, wherein the pace of U.S. economic growth moderates as the impact of earlier fiscal stimulus fades. Outside of the U.S., we see stabilization in the economic growth of developed markets countries and expect economic growth in the emerging markets to surprise to the upside. As for China, we expect its economy to benefit from the government’s continued policy support measures.

Regarding U.S. monetary policy, we believe the Fed is likely to hike short-term interest rates twice during 2019, assuming the U.S. labor market remains healthy and inflationary pressures continue to build gradually. That said, at the end of the Reporting Period, the market was pricing in barely one rate increase during 2019. We think markets will continue to underprice the most likely path of interest rate hikes, and we expect to see a continuation of what we saw in 2018 — rapid rises in bond yields interrupted by periods of consolidation during which upward pressures rebuild.

While our overall outlook for 2019 is optimistic, we also saw a number of substantial risks at the end of the Reporting Period, including geopolitics, escalating trade tensions, potential for abrupt increases in bond yields driven by wage inflation, and investor concerns about the end of the current economic cycle. Until we see clearer signs of deterioration in the macro environment, however, we think episodic market declines should provide dynamic investment opportunities.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –0.58% and –0.83%, respectively. This compares to the 0.01% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down country strategy detracted from relative performance, driven by a long position in Italy. In addition, a long position in the U.S. versus short positions in the U.K. and Europe hurt results. Within our top-down currency strategy, the Fund was hampered by long positions in the Swedish krona and Australian dollar as well as by its tactical positions overall in the Japanese yen. These losses were partially offset by a short position in the euro and a long position in the Norwegian krone, which contributed positively.

Also detracting from relative returns was the Fund’s top-down cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. On the positive side, our bottom-up individual issue selection added to relative returns.

The Fund’s combined tactical duration and yield curve positioning contributed positively during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund was hurt by its allocations to corporate credit, collateralized loan obligations and residential mortgage-backed securities. An overweight position compared to the Bloomberg Barclays Index in emerging markets sovereign debt further detracted from relative performance. These losses were offset somewhat by the Fund’s exposure to the government/swaps sector as well as by its underweights in mortgage-backed securities and emerging markets debt broadly, which contributed positively.

As for individual issue selection, the Fund benefited from its holdings in the securitized sector, especially investments in mortgage-backed securities and asset backed securities (“ABS”). Within corporate credit, relative performance was helped by our selection of various maturities along the yield curve and by the Fund’s lower credit quality bias. Selection among Kuwaiti and United Arab Emirates external bonds further added to the Fund’s relative performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined duration and yield curve positioning added to performance during the Reporting Period. Compared to the Bloomberg Barclays Index, the Fund held a short duration position because we believed the market was underestimating the pace of Federal Reserve (“Fed”) interest rate hikes.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts detracted from Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

duration, yield curve and country strategies. During the Reporting Period, futures contracts had a negative impact on the Fund’s results. Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, added to the Fund’s performance during the Reporting Period.

Additionally, the Fund employed credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Credit default swaps had a negative impact on the Fund’s results during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

On a contribution to duration basis, we moved the Fund from an underweight position relative to the Bloomberg Barclays Index in investment grade corporate credit to an overweight position during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period. However, effective January 1, 2019 after the end of the Reporting Period, Jonathan Beinner no longer served as a portfolio manager for the Fund and Ashish Shah became a portfolio manager for the Fund. As of January 1, 2019, Ashish Shah and Michael Swell are portfolio managers of the Fund.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight ABS and non-agency mortgage-backed securities compared to the Bloomberg Barclays Index on a market-value weighted basis. As measured by contribution to duration, it was overweight in agency mortgage-backed securities and rather neutral in corporate credit. It was underweight emerging markets corporate bonds and overweight emerging markets sovereign bonds on a market-value weighted basis. In addition, the Fund was underweight U.S. government bonds and relatively neutral in quasi-government bonds. It was also rather neutral in commercial mortgage-backed securities on a market-value weighted basis. Finally, the Fund maintained an allocation to collateralized loan obligations, which are not represented in the Bloomberg Barclays Index, at the end of the Reporting Period.

5

FUND BASICS

Core Fixed Income Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-0.58%	2.39%	N/A	1.72%	4/30/13
Service	-0.83%	2.15%	4.41%	3.50%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.65%
Service	0.67	0.90

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Securities” include agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	-0.58%	2.39%	N/A	1.72%
Service (Commenced January 9, 2006)	-0.83%	2.15%	4.41%	3.50%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of –4.87%. This compares to the –4.38% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

Seven of the 11 sectors in the S&P 500® Index recorded declines during the Reporting Period. In terms of total return, the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were energy, materials and industrials. The industries with the weakest performance in terms of total return were pharmaceuticals: other; home furnishings; oilfield services/equipment; automotive aftermarket; and savings banks.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were financials, industrials and energy. The industries with the weakest performance on the basis of impact were major banks, industrial conglomerates, Internet software/services, tobacco and integrated oil.

Which sectors and industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the strongest contributing sectors were health care, utilities and information technology. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 20.10%. The industries with the strongest performance in terms of total return were hospital/nursing management, movies/entertainment, Internet retail, department stores and packaged software.

On the basis of impact, the strongest performing sectors were information technology, health care and consumer discretionary. The strongest performing industries on the basis of impact were packaged software; Internet retail; medical specialties; pharmaceuticals: major; and finance/rental/leasing.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the weakest contribution during the Reporting Period were Facebook, General Electric, AT&T, Exxon Mobil and Philip Morris International. The strongest performers were Microsoft, Amazon.com, Merck, Pfizer and Mastercard.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-eight stocks were removed from the S&P 500® Index during the Reporting Period. They were Acuity Brands, Aetna, Andeavor, Apergy, CA, C.R. Bard, Chesapeake Energy, CSRA, Dr. Pepper Snapple Group, Envision Healthcare, EQT, Express

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Scripts Holding, Garrett Motion, GGP, Monsanto Company, Navient, nVent Electric, Patterson Companies, Perspecta, Range Resources, Resideo Technologies, Rockwell Collins, Scripps Networks Interactive, Signet Jewelers, Stericycle, Time Warner, Wyndham Worldwide and XL Group.

There were 28 stocks added to the S&P 500® Index during the Reporting Period. They were Abiomed, Apergy, Arista Networks, Broadridge Financial Solutions, Celanese, Copart, Diamondback Energy, FleetCor Technologies, Fortinet, Garrett Motion, Henry Jack & Associates, HollyFrontier, Huntington Ingalls Industries, IPG Photonics, Keysight Technologies, Lamb Weston Holdings, Maxim Integrated Products, MSCI, Nektar Therapeutics, nVent Electric, Perspecta, Resideo Technologies, Rollins, Take-Two Interactive Software, Twitter, SVB Financial Group, Wellcare Health Plans and Westar Energy.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/18.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2018 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

10

FUND BASICS

Equity Index Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	-4.87%	8.00%	12.69%	7.14%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.71%

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Microsoft Corp.	3.7%	Software & Services
Apple, Inc.	3.4	Technology Hardware & Equipment
Amazon.com, Inc.	2.9	Retailing
Berkshire Hathaway, Inc. Class B	1.9	Diversified Financials
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.5	Banks
Alphabet, Inc. Class C	1.5	Media & Entertainment
Facebook, Inc. Class A	1.5	Media & Entertainment
Alphabet, Inc. Class A	1.5	Media & Entertainment
Exxon Mobil Corp.	1.4	Energy

3 The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding short-term investments, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made in the Fund on January 1, 2009. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	-4.87%	8.00%	12.69%	7.14%

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust—Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –4.17% and –4.34%, respectively. These returns compare to the –4.75% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period largely because of its sector positioning, which was the direct result of security selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the information technology sector contributed most positively to the Fund’s performance. The Fund also benefited from an underweight position compared to the Russell Index in the materials sector and from an overweight position in the consumer staples sector. Conversely, the Fund was hampered by stock selection in the industrials, consumer discretionary and energy sectors during the Reporting Period.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund benefited most relative to the Russell Index from its positions in Illumina, McCormick & Company (“McCormick”) and Intuit.

Illumina was the top contributor to the Fund’s relative returns. During the first half of the Reporting Period, the biotechnology company’s shares rose steadily on the heels of multiple quarters in which earnings per share exceeded market expectations. The strong results were driven by the outperformance of NovaSeq, Illumina’s genetic sequencing platform. At the end of July 2018, its stock price spiked following another earnings release in which the company reported both earnings per share and revenues well ahead of consensus estimates. Sustained strength in the NovaSeq product line was a primary driver of performance. At the end of the Reporting Period, we continued to believe the company’s growth was at an inflection point, as NovaSeq, which we think is more cost- and time-effective for customers than competing products, is still in its early stages. In our view, the company was well positioned as a leader in its industry to capitalize on the NovaSeq product cycle, with the added benefit of strong and increasing secular demand for genetic sequencing.

McCormick, a spice manufacturer, marketer and distributor, also added to the Fund’s relative performance during the Reporting Period. We initiated the position in April 2018, and at the end of June, the company announced positive earnings that beat market expectations, which caused its stock to jump. Its shares continued to trend upward through the rest of the Reporting Period, in tandem with the consumer staples sector broadly, as investors fled to more defensive stocks amid increased market volatility. At the end of the Reporting Period, we continued to believe McCormick is a high quality company in an operating category that is relatively insulated from some of the pressures, such as cost and freight inflation, faced by other consumer-related companies. We were also positive on McCormick’s July 2018 acquisition of Reckitt Benckiser Group, as integration efforts have tracked better than the market expected. Overall, we felt McCormick had an attractive risk/reward profile within more challenged consumer-oriented sectors.

Intuit, a financial, accounting and tax preparation software maker, was another notable contributor during the Reporting Period. At the end of April 2018, following the 2017 tax filing season, the company pre-announced positive numbers that included continued market share gains. It also raised its full-year consumer tax guidance. Its stock price climbed higher in May 2018 on stronger than market expected earnings and revenues as well as on raised earning guidance. The company’s management attributed the positive

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

results to a market shift toward digital offerings, highlighted by Turbo Tax Live, additional services growth and strong pricing. In our view, Turbo Tax Live has the potential to unlock the underpenetrated tax professional market. In August 2018, the company again announced earnings per share that beat market expectations, and its stock continued to climb. Overall, at the end of the Reporting Period, we remained positive on Intuit’s ability to gain market share in the do-it-yourself tax space and considered its deep product line and growing customer base indicators of further potential growth. Intuit is a high quality franchise, in our opinion, with a healthy system of offerings that may benefit from the improving environment for small businesses.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Middleby, Concho Resources and PVH detracted most from the Fund’s relative returns during the Reporting Period.

The Fund’s top detractor was Middleby, which designs, manufactures and distributes kitchen equipment around the world. Its stock price declined sharply in May 2018 following a disappointing earnings release. The company reported continued organic growth weakness and higher than market expected operating expenses related to recent acquisitions. In the wake of this announcement, our confidence in Middleby’s ability to execute eroded, and we decided to exit the Fund’s position in its stock.

Another key detractor was Concho Resources, which engages in the acquisition, development and exploration of oil and natural gas properties. Its shares were pressured by the drop in crude oil prices during the fourth quarter of 2018 as the equity market broadly declined. Despite the volatility in crude oil prices, we remained confident at the end of the Reporting Period in Concho Resources’ ability to operate efficiently and in its prime acreage in the Permian Basin of West Texas. We were also positive on the company’s acquisition of RSP Permian, completed in July 2018, which we believe strengthens Concho Resources’ position in the Permian Basin while also providing an attractive opportunity to unlock cost synergies.

The Fund was further hampered during the Reporting Period by an investment in PVH, a clothing company that owns brands such as Van Heusen, Tommy Hilfiger, Calvin Klein, IZOD, Arrow, Warner’s, Olga, True & Co. and Geoffrey Beene. In August 2018, the company announced solid quarterly results, with earnings per share coming in better than market expectations. At the same time, its management raised its full year guidance. Despite the strength in earnings, however, gross margins were weaker than consensus anticipated, and its management pointed to continued margin headwinds in the second half of the year, which caused its stock price to fall. Its shares continued to decline at the end of the 2018 calendar year along with the equity market as a whole. Even with potential margin pressures, we remained positive on PVH at the end of the Reporting Period given its geographic diversity and global growth potential. We also believed the company was well-positioned given its recognizable brand names, strong balance sheet and good free cash flow generation.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated by the Fund during the Reporting Period was an investment in Dollar General. We view the off-price retailer favorably, as it has shown an ability to consistently grow sales, with its very low ticket averages (the average prices charged to customers) and frequent visits overall by customers, which we believe leaves Dollar General relatively insulated from e-commerce pressures. We also believe the company’s business model is positioned to benefit in a healthy market environment and to mitigate challenges in an economic downturn. Overall, we feel Dollar General is a high quality growth company that was trading at an attractive valuation at the time of purchase given its risk/reward profile.

The Fund also established a position in Teleflex, which provides medical technology products that enable health care providers to improve patient outcomes and enhance patient and provider safety. We are positive about the company given that medical purchasing trends overall have continued to shift toward improving patient outcomes and reducing hospital stays. In our view, Teleflex’s deep product pipeline positions it well for growth, as it continues to invest in key diseases and markets. We consider Teleflex a high quality growth company with strong cash flows and the opportunity to expand margins as it works to benefit from these secular growth themes.

In addition to the sale of Middle by, already mentioned, the Fund exited its position in Lam Research, a supplier of wafer fabrication equipment and services to the semiconductor industry. The stock had experienced several years of outperformance, driven by a strong equipment upgrade cycle. However, we believe that, with the slowing of Moore’s Law, companies may use their existing semiconductor equipment longer. (Moore’s Law is the observation that the number of transistors in a dense integrated circuit doubles about every two years.) In our view, this secular shift creates a less favorable outlook for Lam Research and its peers, leading us to sell the Fund’s position and seek opportunities elsewhere.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund shifted from an overweight position in the financials sector to a rather neutral position versus the Russell Index. It also moved from a neutral position in the industrials sector to an underweight position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Growth and Fundamental Equity U.S. Value Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes these changes will benefit the Fund by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform. No changes were made to the Fund’s portfolio management team in connection with this new structure. Effective October 23, 2018, Ashley R. Woodruff no longer served as a portfolio manager of the Fund. At that time, Steven M. Barry, who has managed the Fund since its inception two decades ago, became the sole portfolio manager of the Fund.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care and consumer staples sectors. The Fund had smaller weightings than the Russell Index in the industrials, information technology, consumer discretionary and communication services sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the energy, real estate, financials and materials sectors.

16

FUND BASICS

Growth Opportunities Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-4.17%	5.51%	N/A	8.22%	4/30/13
Service	-4.34%	5.33%	14.04%	7.93%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.01%
Service	1.01	1.26

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Dollar General Corp.	2.7%	Retailing
Amphenol Corp. Class A	2.5	Technology Hardware & Equipment
Global Payments, Inc.	2.2	Software & Services
Fiserv, Inc.	2.2	Software & Services
IDEXX Laboratories, Inc.	2.0	Health Care Equipment & Services
GoDaddy, Inc. Class A	2.0	Software & Services
Total System Services, Inc.	1.9	Software & Services
Agilent Technologies, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Teleflex, Inc.	1.8	Health Care Equipment & Services
Ross Stores, Inc.	1.8	Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2018.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	-4.17%	5.51%	N/A	8.22%
Service (Commenced January 9, 2006)	-4.34%	5.33%	14.04%	7.93%

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 1.75%, 1.50% and 1.37%, respectively. These returns compare to the 1.87% average annual total return of the Fund’s benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index (the “ICE® BofAML® Index”), during the Reporting Period.

We note that the Fund’s benchmark being the ICE® BofAML® Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our individual issue selection added most to the Fund’s relative returns. Our top-down cross-sector strategy also contributed positively. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe.

Conversely, the Fund’s combined tactical duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Individual issue selection bolstered the Fund’s relative performance during the Reporting Period. In particular, the Fund benefited from selection within the securitized sector, led by investments in shorter-duration collateralized mortgage obligations and Federal Family Education Loan Program (“FFELP”) asset backed securities (“ABS”). FFELP ABS are backed by loans that are at least 97% guaranteed by the U.S. Department of Education, and they are also an attractive source of short spread duration, in our view. (Spread duration is the sensitivity of the price of a bond to a 100 basis point change to its option-adjusted spread. A basis point is 1/100th of a percentage point. The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options.) Within the government/swaps sector, individual issue selection of U.S. government securities detracted from relative returns.

Our cross-sector strategy also contributed positively to relative performance. Compared to the ICE® BofAML® Index, the Fund’s overweight in ABS added to returns, as the ABS sector’s increased yield from carry performed strongly in spite of widening spreads, or yield differentials versus bonds of comparable maturity. (Carry is essentially the return an investor might expect on an investment if nothing happens to the price of the assets.) In addition, Federal Reserve (“Fed”) interest rate hikes led floating rate ABS to outperform fixed rate ABS during the Reporting Period. On the negative side, the Fund was hurt by its overweight in agency mortgage-backed securities, as their spreads widened due to the Fed’s balance sheet normalization process. (Balance sheet normalization refers to the steps the Fed is taking, which includes fewer purchases of agency mortgage-backed securities, to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. More specifically, the Fund was hurt by its exposure to specific segments of the U.S. Treasury yield curve during the Reporting Period. In our view, the market was underpricing the pace of Fed monetary policy tightening. At the end of the Reporting Period, the market did not expect the Fed to raise short-term interest rates in 2019, while we anticipate one or two rate increases.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s exposure to ABS. That said, within ABS, we continued to favor high quality floating rate securitized credit, especially FFELP student loan ABS, which tend to benefit from strong U.S. government support and limited supply pressures, in our view. Additionally, we decreased the Fund’s exposure to agency mortgage-backed securities during the Reporting Period. As mentioned previously, the Fed has been buying fewer agency mortgage-backed securities as part of its balance sheet normalization process, which has been a headwind for the sector.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate duration management. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) During the Reporting Period, the use of futures overall did not have a material impact on performance. The Fund also employed interest rate swaps to manage interest risk, which did not have a meaningful impact on performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the ICE® BofAML® Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had little exposure to U.S. government securities, which represent 100% of the ICE® BofAML® Index. The Fund had positions in ABS, agency collateralized mortgage obligations, residential mortgage-backed securities and agency mortgage-backed securities, none of which are represented in the ICE® BofAML® Index.

21

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.75%	0.94%	N/A	0.92%	4/30/13
Service	1.50	0.69	2.43%	2.97	1/09/06
Advisor	1.37	N/A	N/A	0.69	10/15/14

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.36%	0.63%
Service	0.61	0.88
Advisor	0.76	1.03

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Security” include agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Advisor Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	1.75%	0.94%	N/A	0.92%
Service (Commenced January 9, 2006)	1.50%	0.69%	2.43%	2.97%
Advisor (Commenced October 15, 2014)	1.37%	N/A	N/A	0.69%

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

ICE® BofAML® Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 32.9%
Banks – 7.4%
American Express Co.(a)
$25,000	3.625%	12/05/2024	$24,446
Bank of America Corp.
75,000	4.125	01/22/2024	75,962
49,000	4.000	04/01/2024	49,282
75,000	(3 Mo. LIBOR + 0.94%), 3.864(a)(b)	07/23/2024	74,878
45,000	3.248(a)	10/21/2027	41,622
75,000	(3 Mo. LIBOR + 1.58%), 3.824(a)(b)	01/20/2028	72,571
85,000	(3 Mo. LIBOR + 1.04%), 3.419(a)(b)	12/20/2028	79,167
50,000	(3 Mo. LIBOR + 1.31%), 4.271(a)(b)	07/23/2029	49,738
Bank of America Corp. Series L(a)
25,000	4.183	11/25/2027	24,020
Bank of New York Mellon Corp. (The)(a)
25,000	3.300	08/23/2029	23,478
Citigroup, Inc.
220,000	3.400	05/01/2026	207,047
25,000	4.125	07/25/2028	23,453
Deutsche Bank AG
15,000	2.500	02/13/2019	14,979
190,000	2.700	07/13/2020	184,289
Discover Financial Services(a)
75,000	3.750	03/04/2025	71,568
Huntington Bancshares, Inc.(a)
50,000	4.000	05/15/2025	50,202
JPMorgan Chase & Co.
155,000	4.400	07/22/2020	157,783
95,000	2.700(a)	05/18/2023	91,222
200,000	(3 Mo. LIBOR + 1.00%), 4.023(a)(b)	12/05/2024	201,427
15,000	3.625(a)	12/01/2027	13,997
75,000	(3 Mo. LIBOR + 1.34%), 3.782(a)(b)	02/01/2028	72,728
45,000	(3 Mo. LIBOR + 0.95%), 3.509(a)(b)	01/23/2029	42,597
JPMorgan Chase & Co. Series Z(a)(b)
85,000	(3 Mo. LIBOR + 3.80%), 5.300	12/31/2049	84,078
Mizuho Financial Group, Inc.
250,000	2.601	09/11/2022	241,745
Morgan Stanley
50,000	(3 Mo. LIBOR + 1.40%), 3.887(a)(b)	10/24/2023	49,777
50,000	(3 Mo. LIBOR + 0.85%), 3.737(a)(b)	04/24/2024	49,609
225,000	3.700	10/23/2024	221,484
25,000	3.625	01/20/2027	23,786
Morgan Stanley Series F
35,000	3.875	04/29/2024	34,847
Nuveen LLC(a)(c)
50,000	4.000	11/01/2028	51,463

Corporate Bonds – (continued)
Banks – (continued)
Royal Bank of Canada
$50,000	(3 Mo. LIBOR + 0.39%), 2.910%(b)	04/30/2021	$49,660
50,000	3.200	04/30/2021	50,041
Standard Chartered plc(a)(b)(c)
200,000	(3 Mo. LIBOR + 1.15%), 4.247	01/20/2023	197,862
Synchrony Financial(a)
12,000	4.500	07/23/2025	10,897
Wells Fargo & Co.
175,000	3.000	10/23/2026	162,085
Westpac Banking Corp.(a)(b)
25,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	23,648

			2,897,438

Capital Goods – 1.2%
Boeing Co. (The)(a)
50,000	3.450	11/01/2028	49,473
Hubbell, Inc.(a)
45,000	3.500	02/15/2028	41,993
Northrop Grumman Corp.
75,000	2.930(a)	01/15/2025	71,165
75,000	3.250(a)	01/15/2028	70,101
25,000	4.750	06/01/2043	25,211
Roper Technologies, Inc.(a)
50,000	4.200	09/15/2028	49,776
Stanley Black & Decker, Inc.(a)
50,000	4.250	11/15/2028	51,404
United Technologies Corp.
25,000	(3 Mo. LIBOR + 0.65%), 3.279(a)(b)	08/16/2021	24,875
25,000	3.350	08/16/2021	24,929
50,000	3.950(a)	08/16/2025	49,662

			458,589

Consumer Services(a) – 0.4%
Marriott International, Inc.
85,000	2.300	01/15/2022	81,471
Starbucks Corp.
75,000	3.800	08/15/2025	74,101

			155,572

Electric – 2.1%
Alliant Energy Finance LLC(a)(c)
25,000	3.750	06/15/2023	25,046
Arizona Public Service Co.(a)
45,000	2.950	09/15/2027	42,301
Berkshire Hathaway Energy Co.(a)
25,000	3.250	04/15/2028	23,805
Duke Energy Carolinas LLC(a)
25,000	3.950	03/15/2048	23,932
Emera US Finance LP(a)
45,000	2.700	06/15/2021	43,844

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Electric – (continued)
Entergy Corp.(a)
$45,000	2.950%	09/01/2026	$41,507
Exelon Corp.(a)
45,000	3.497	06/01/2022	43,960
Florida Power & Light Co.(a)
68,000	4.125	02/01/2042	68,456
25,000	3.950	03/01/2048	24,489
NiSource, Inc.(a)
50,000	3.650(c)	06/15/2023	50,122
95,000	3.490	05/15/2027	90,943
Pacific Gas & Electric Co.(a)
10,000	3.500	06/15/2025	8,604
Progress Energy, Inc.
120,000	7.000	10/30/2031	151,707
Sempra Energy(a)(b)
70,000	(3 Mo. LIBOR + 0.50%), 2.936	01/15/2021	68,776
Southern California Edison Co.(a)
60,000	4.050	03/15/2042	55,906
Southern Co. (The)(a)
60,000	3.250	07/01/2026	56,138

			819,536

Energy – 4.0%
Anadarko Petroleum Corp.
15,000	5.550 (a)	03/15/2026	15,716
15,000	6.450	09/15/2036	15,953
BP Capital Markets America, Inc.(a)
75,000	3.224	04/14/2024	73,240
25,000	4.234	11/06/2028	25,605
Canadian Natural Resources Ltd.(a)
35,000	3.850	06/01/2027	33,127
Cenovus Energy, Inc.(a)
25,000	4.250	04/15/2027	22,775
Concho Resources, Inc.(a)
50,000	4.300	08/15/2028	48,942
Continental Resources, Inc.(a)
150,000	4.500	04/15/2023	147,332
Devon Energy Corp.(a)
29,000	5.850	12/15/2025	30,590
25,000	5.600	07/15/2041	23,714
5,000	4.750	05/15/2042	4,310
Dolphin Energy Ltd. LLC(c)
10,464	5.888	06/15/2019	10,516
Energy Transfer Operating LP(a)
25,000	4.650	06/01/2021	25,353
75,000	4.200	09/15/2023	74,060
25,000	4.950	06/15/2028	24,512
25,000	5.300	04/15/2047	22,131
25,000	6.000	06/15/2048	24,303
EQM Midstream Partners LP(a)
100,000	4.750	07/15/2023	99,526
Kinder Morgan Energy Partners LP(a)
25,000	5.400	09/01/2044	24,096

Corporate Bonds – (continued)
Energy – (continued)
Kinder Morgan, Inc.(a)
$145,000	3.050%	12/01/2019	$144,152
Marathon Oil Corp.(a)
50,000	4.400	07/15/2027	47,415
Marathon Petroleum Corp.(a)
25,000	3.625	09/15/2024	24,384
25,000	3.800(c)	04/01/2028	23,534
MPLX LP(a)
25,000	4.800	02/15/2029	24,935
35,000	4.500	04/15/2038	30,739
25,000	4.700	04/15/2048	21,671
25,000	5.500	02/15/2049	24,230
Newfield Exploration Co.
50,000	5.625	07/01/2024	50,750
ONEOK, Inc.(a)
75,000	4.550	07/15/2028	74,166
Petroleos Mexicanos
60,000	6.375	02/04/2021	60,615
12,000	6.350	02/12/2048	9,558
Phillips 66(a)
60,000	3.900	03/15/2028	57,742
Pioneer Natural Resources Co.(a)
25,000	3.950	07/15/2022	25,057
Plains All American Pipeline LP(a)
15,000	3.650	06/01/2022	14,695
35,000	3.850	10/15/2023	33,843
45,000	4.500	12/15/2026	43,280
Sabine Pass Liquefaction LLC(a)
75,000	5.625	03/01/2025	78,170
Valero Energy Corp.
35,000	3.650	03/15/2025	33,523

			1,568,260

Food & Beverage – 1.5%
Anheuser-Busch Cos. LLC(a)(c)
35,000	4.700	02/01/2036	32,564
35,000	4.900	02/01/2046	32,397
Anheuser-Busch InBev Finance, Inc.(a)
37,000	2.650	02/01/2021	36,371
Anheuser-Busch InBev Worldwide, Inc.(a)
125,000	4.000	04/13/2028	119,638
Conagra Brands, Inc.(a)
25,000	5.400	11/01/2048	23,066
Constellation Brands, Inc.(a)
75,000	(3 Mo. LIBOR + 0.70%), 3.209(b)	11/15/2021	74,864
25,000	4.400	11/15/2025	25,198
Keurig Dr Pepper, Inc.(a)(c)
50,000	4.057	05/25/2023	49,805
Kraft Heinz Foods Co.(a)
15,000	4.375	06/01/2046	12,418
Smithfield Foods, Inc.(c)
125,000	2.700	01/31/2020	123,450

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Food & Beverage – (continued)
Tyson Foods, Inc.(a)
$50,000	3.900%	09/28/2023	$49,903

			579,674

Health Care Equipment & Services – 1.9%
Allergan Sales LLC(a)(c)
35,000	5.000	12/15/2021	36,031
Becton Dickinson and Co.(a)
125,000	(3 Mo. LIBOR + 0.88%), 3.678(b)	12/29/2020	124,158
95,000	2.894	06/06/2022	91,989
25,000	3.363	06/06/2024	23,935
35,000	4.685	12/15/2044	32,941
Cigna Corp.(a)(c)
150,000	3.750	07/15/2023	149,611
CVS Health Corp.(a)
45,000	2.800	07/20/2020	44,605
45,000	4.125	05/15/2021	45,512
75,000	3.500	07/20/2022	74,538
75,000	3.875	07/20/2025	73,170
25,000	4.780	03/25/2038	24,001
UnitedHealth Group, Inc.
35,000	4.625	07/15/2035	37,109

			757,600

Life Insurance – 0.8%
American International Group, Inc.(a)
125,000	3.900	04/01/2026	120,367
25,000	4.200	04/01/2028	24,079
Northwestern Mutual Life Insurance Co. (The)(c)
70,000	6.063	03/30/2040	85,059
Principal Financial Group, Inc.(a)
50,000	3.100	11/15/2026	46,752
Prudential Financial, Inc.(a)
50,000	3.878	03/27/2028	50,333

			326,590

Materials – 0.4%
DowDuPont, Inc.(a)
50,000	4.205	11/15/2023	51,102
50,000	4.493	11/15/2025	51,448
25,000	4.725	11/15/2028	25,993
Ecolab, Inc.
4,000	5.500	12/08/2041	4,578
Sherwin-Williams Co. (The)(a)
25,000	3.450	06/01/2027	23,280

			156,401

Media & Entertainment – 1.8%
21st Century Fox America, Inc.
25,000	3.700(a)	09/15/2024	25,306
25,000	6.150	03/01/2037	30,478

Corporate Bonds – (continued)
Media & Entertainment – (continued)
CCO Safari II LLC(a)
$75,000	3.579%	07/23/2020	$75,071
65,000	4.464	07/23/2022	65,624
50,000	4.500	02/01/2024	49,872
45,000	4.908	07/23/2025	44,721
Comcast Corp.(a)
125,000	3.700	04/15/2024	125,667
45,000	3.375	08/15/2025	43,887
25,000	3.300	02/01/2027	23,936
25,000	3.150	02/15/2028	23,474
125,000	4.150	10/15/2028	126,945
50,000	4.250	10/15/2030	50,577
Time Warner Cable LLC
15,000	5.000	02/01/2020	15,220

			700,778

Metals and Mining(c) – 0.1%
Glencore Funding LLC
25,000	4.625	04/29/2024	24,912

Pharmaceuticals, Biotechnology & Life Sciences – 2.7%
AbbVie, Inc.
45,000	2.500(a)	05/14/2020	44,524
75,000	3.375	11/14/2021	74,964
50,000	3.750(a)	11/14/2023	49,762
Amgen, Inc.(a)
70,000	3.125	05/01/2025	67,256
Bayer US Finance II LLC(a)(c)
200,000	3.875	12/15/2023	196,266
200,000	4.375	12/15/2028	190,780
Bayer US Finance LLC(c)
200,000	3.000	10/08/2021	195,575
Elanco Animal Health, Inc.(c)
50,000	3.912	08/27/2021	50,265
25,000	4.272(a)	08/28/2023	25,045
Teva Pharmaceutical Finance Netherlands III BV
30,000	2.200	07/21/2021	27,641
30,000	2.800	07/21/2023	26,109
Thermo Fisher Scientific, Inc.(a)
35,000	3.000	04/15/2023	34,026
15,000	3.650	12/15/2025	14,810
Zoetis, Inc.(a)
45,000	3.000	09/12/2027	41,576

			1,038,599

Pipelines(a) – 0.6%
Columbia Pipeline Group, Inc.
35,000	3.300	06/01/2020	34,891
Sunoco Logistics Partners Operations LP
15,000	4.250	04/01/2024	14,692
75,000	5.400	10/01/2047	67,426

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Pipelines(a) – (continued)
Williams Cos., Inc. (The)
$25,000	3.600%	03/15/2022	$24,543
50,000	3.900	01/15/2025	48,546
35,000	4.000	09/15/2025	33,866

			223,964

Property/Casualty Insurance – 0.2%
Arch Capital Group US, Inc.
36,000	5.144	11/01/2043	37,590
XLIT Ltd.
45,000	4.450	03/31/2025	44,757

			82,347

Real Estate Investment Trusts(a) – 1.5%
American Campus Communities Operating Partnership LP
95,000	4.125	07/01/2024	95,266
Crown Castle International Corp.
25,000	2.250	09/01/2021	24,125
85,000	3.150	07/15/2023	81,653
60,000	3.650	09/01/2027	55,860
CubeSmart LP
45,000	4.000	11/15/2025	44,493
Duke Realty LP
50,000	4.000	09/15/2028	49,785
HCP, Inc.
10,000	2.625	02/01/2020	9,928
Healthcare Trust of America Holdings LP
35,000	3.375	07/15/2021	34,768
Kilroy Realty LP
25,000	4.750	12/15/2028	25,439
National Retail Properties, Inc.
45,000	4.000	11/15/2025	44,597
Select Income REIT
25,000	3.600	02/01/2020	24,860
Ventas Realty LP
45,000	3.500	02/01/2025	43,230
VEREIT Operating Partnership LP
50,000	4.625	11/01/2025	50,064

			584,068

Retailing(a) – 0.9%
Alimentation Couche-Tard, Inc.(c)
45,000	2.700	07/26/2022	43,499
Amazon.com, Inc.
35,000	5.200	12/03/2025	38,424
45,000	4.800	12/05/2034	48,615
15,000	3.875	08/22/2037	14,593
Dollar Tree, Inc.
50,000	4.000	05/15/2025	48,071
50,000	4.200	05/15/2028	47,383
Expedia Group, Inc.
35,000	3.800	02/15/2028	31,794

Corporate Bonds – (continued)
Retailing(a) – (continued)
Home Depot, Inc. (The)
$50,000	3.900%	12/06/2028	$51,181
25,000	4.250	04/01/2046	24,967

			348,527

Software & Services(a) – 0.2%
Fidelity National Information Services, Inc.
45,000	3.000	08/15/2026	41,381
Fiserv, Inc.
25,000	3.800	10/01/2023	25,166
25,000	4.200	10/01/2028	25,043

			91,590

Technology – 1.9%
Apple, Inc.(a)
225,000	2.450	08/04/2026	208,004
25,000	4.650	02/23/2046	26,468
Broadcom Corp.(a)
50,000	2.650	01/15/2023	46,336
100,000	3.625	01/15/2024	94,542
25,000	3.125	01/15/2025	22,552
Dell International LLC(a)(c)
95,000	5.450	06/15/2023	96,795
Hewlett Packard Enterprise Co.(a)
45,000	4.900	10/15/2025	45,503
Microchip Technology, Inc.(c)
25,000	3.922	06/01/2021	24,628
Oracle Corp.(a)
70,000	2.500	05/15/2022	68,484
60,000	3.250	11/15/2027	57,898
35,000	4.000	07/15/2046	32,698
QUALCOMM, Inc.(a)
25,000	2.600	01/30/2023	24,036

			747,944

Tobacco(a) – 0.3%
BAT Capital Corp.
70,000	3.222	08/15/2024	64,428
Reynolds American, Inc.
55,000	4.450	06/12/2025	52,958

			117,386

Transportation – 0.7%
Burlington Northern Santa Fe LLC(a)
25,000	4.050	06/15/2048	23,953
Delta Air Lines, Inc.
150,000	3.400	04/19/2021	149,081
FedEx Corp.(a)
45,000	3.400	02/15/2028	42,460
Penske Truck Leasing Co. LP(a)(c)
70,000	3.375	02/01/2022	69,063

			284,557

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount		Interest Rate	Maturity Date		Value

	Corporate Bonds – (continued)
	Wireless Telecommunications – 2.3%
	American Tower Corp.
	$45,000	4.700%	03/15/2022		$46,213
	AT&T, Inc.
	60,000	3.200(a)	03/01/2022		59,200
	105,000	3.800	03/15/2022		105,435
	50,000	3.000(a)	06/30/2022		48,796
	120,000	3.600(a)	02/17/2023		119,162
	70,000	3.400(a)	05/15/2025		65,751
	110,000	4.250(a)	03/01/2027		107,595
	Verizon Communications, Inc.
	25,000	2.625	08/15/2026		22,669
	145,000	4.329	09/21/2028		145,728
	62,000	5.012	04/15/2049		61,800
	Vodafone Group plc
	100,000	3.750	01/16/2024		98,437

					880,786

	TOTAL CORPORATE BONDS
	(Cost $13,119,628)				$12,845,118

	Mortgage-Backed Securities – 29.0%
	FHLMC – 0.1%
	$2,866	6.500%	10/01/2020		$2,866
	3,654	4.500	07/01/2024		3,770
	21,832	4.500	11/01/2024		22,538
	4,944	4.500	12/01/2024		5,102
	8,018	7.500	12/01/2029		9,153
	2,509	5.000	10/01/2033		2,674
	3,653	5.000	07/01/2035		3,894
	4,988	5.000	12/01/2035		5,302
	1,072	5.000	03/01/2038		1,140
	3,037	5.000	06/01/2041		3,218

					59,657

	FNMA – 12.0%
	404	5.000	06/01/2023		417
	34,559	5.500	09/01/2023		35,636
	10,021	5.500	10/01/2023		10,343
	2,186	4.500	07/01/2024		2,253
	55,849	4.500	11/01/2024		57,656
	24,370	4.500	12/01/2024		25,168
	7,825	9.000	11/01/2025		8,620
	31,234	7.000	08/01/2026		34,145
	15,062	8.000	10/01/2029		17,258
	1,185	8.500	04/01/2030		1,394
	2,204	8.000	05/01/2030		2,290
	81	8.500	06/01/2030		83
	6,661	8.000	08/01/2032		7,520
	9,568	4.500	08/01/2039		10,054
	44,393	3.000	01/01/2043		43,614
	178,562	3.000	03/01/2043		175,487
	250,647	3.000	04/01/2043		246,331
	185,617	3.000	05/01/2043		182,421

	Mortgage-Backed Securities – (continued)
	FNMA – (continued)
	$612,565	4.500%	04/01/2045		$642,553
	68,105	4.500	05/01/2045		71,461
	411,258	4.000	02/01/2048		421,283
	550,834	4.000	03/01/2048		564,262
	45,017	4.000	07/01/2048		46,160
	2,000,000	4.500	TBA-30yr	(d)	2,070,411

					4,676,820

	GNMA – 16.9%
	1,591	7.000	10/15/2025		1,615
	6,177	7.000	11/15/2025		6,502
	928	7.000	02/15/2026		948
	2,969	7.000	04/15/2026		3,132
	2,821	7.000	03/15/2027		2,963
	19,512	7.000	11/15/2027		20,022
	223	7.000	01/15/2028		223
	14,460	7.000	02/15/2028		15,849
	1,639	7.000	03/15/2028		1,653
	912	7.000	04/15/2028		920
	168	7.000	05/15/2028		184
	2,777	7.000	06/15/2028		2,996
	6,241	7.000	07/15/2028		6,788
	10,448	7.000	09/15/2028		11,084
	2,037	7.000	11/15/2028		2,144
	1,599	7.500	11/15/2030		1,602
	116,267	6.000	08/20/2034		129,407
	113,751	5.000	06/15/2040		121,033
	539,529	4.000	08/20/2043		556,751
	268,764	4.000	08/20/2045		276,335
	262,644	4.000	10/20/2045		270,043
	2,989,184	4.500	08/20/2048		3,094,866
	996,135	4.500	10/20/2048		1,031,430
	1,000,000	5.000	TBA-30yr	(d)	1,040,173

					6,598,663

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost $11,340,940)				$11,335,140

	Collateralized Mortgage Obligations – 3.3%
	Adjustable Rate Non-Agency(a)(b) – 2.4%
	Alternative Loan Trust Series 2005-38, Class A1
	$89,572	3.657%	09/25/2035		$87,722
	Harben Finance plc Series 2017-1X, Class A
GBP	83,323	1.689	08/20/2056		105,286
	Lehman XS Trust Series 2005-7N, Class 1A1A
	$158,054	3.046	12/25/2035		148,451
	London Wall Mortgage Capital plc Series 2017-FL1, Class A
GBP	103,535	1.735	11/15/2049		130,684
	MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	$194,383	3.007	12/25/2046		256,242

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate			Maturity Date		Value

	Collateralized Mortgage Obligations – (continued)
	Adjustable Rate Non-Agency(a)(b) – (continued)
	Ripon Mortgages plc Series 1X, Class A2
GBP	149,875		1.689%		08/20/2056		$189,708

							918,093

	Sequential Fixed Rate – 0.9%
	FNMA REMIC Series 2012-111, Class B
	$13,200		7.000		10/25/2042		14,962
	FNMA REMIC Series 2012-153, Class B
	35,774		7.000		07/25/2042		40,731
	NCUA Guaranteed Notes Series A4
	300,000		3.000		06/12/2019		300,307

							356,000

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $1,200,520)						$1,274,093

	Commercial Mortgage-Backed Security(a)(b)(c) – 0.4%
	Adjustable Rate Non-Agency – 0.4%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A
	$150,000		3.285%		06/15/2035		$147,394
	(Cost $150,000)

	U.S. Government Agency Securities – 2.5%
	FHLB
	$100,000		3.375%		12/08/2023		$103,113
	FNMA
	400,000		1.875		09/24/2026		372,259
	400,000		6.250		05/15/2029		511,129

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES
	(Cost $1,017,502)						$986,501

	Asset-Backed Securities(a) – 11.8%
	Automobile – 0.2%
	Ally Master Owner Trust Series 2018-1, Class A2
	$100,000		2.700%		01/17/2023		$99,302

	Collateralized Debt Obligations(b)(c) – 1.6%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A
	200,000		3.605		06/15/2028		196,772
	KREF Ltd. Series 2018-FL1, Class A
	150,000		3.402		06/15/2036		149,997
	Orix Series 2018-CRE1, Class A
	125,000		3.487		06/15/2036		125,000
	TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A
	175,000		3.585		11/15/2037		175,000

							646,769

	Asset-Backed Securities(a) – (continued)
	Collateralized Loan Obligations(b)(c) – 4.4%
	CBAM Ltd. Series 2018-5A, Class A
	$525,000	3.469%		04/17/2031		$518,736
	Cutwater Ltd. Series 2014-1A, Class A1AR
	458,985	3.686		07/15/2026		458,560
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A
	750,000	3.186		04/15/2029		731,438

						1,708,734

	Home Equity(b) – 0.2%
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
	11,004	7.000		09/25/2037		11,065
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
	59,654	7.000		09/25/2037		61,611

						72,676

	Student Loans(b) – 5.4%
	Academic Loan Funding Trust Series 2012-1A, Class A2(c)
	487,761	3.606		12/27/2044		491,734
	AccessLex Institute Series 2005-2, Class A3
	16,632	2.857		11/22/2024		16,607
	Chase Education Loan Trust Series 2007-A, Class A3
	14,961	2.883		12/28/2023		14,934
	ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
	394,713	3.856		07/26/2066		399,881
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c)
	550,000	3.856		03/25/2036		552,276
	Nelnet Student Loan Trust Series 2006-2, Class A5
	104,400	2.590		01/25/2030		104,229
	Northstar Education Finance, Inc. Series 2007-1, Class A1
	56,477	2.590		04/28/2030		56,179
	Scholar Funding Trust Series 2010-A, Class A(c)
	113,720	3.259		10/28/2041		112,726
	SLM Student Loan Trust Series 2003-7A, Class A5A(c)
	344,549	3.988		12/15/2033		348,146

						2,096,712

	TOTAL ASSET-BACKED SECURITIES
	(Cost $4,634,707)					$4,624,193

	Foreign Government Securities – 4.4%
	Indonesia Government International Note(c)
	$230,000	4.750%		01/08/2026		$232,757
	Israel Government AID Bond(e)
	400,000	5.500		09/18/2023		448,860
	200,000	5.500		12/04/2023		225,013
	100,000	5.500		04/26/2024		113,456
	Kuwait International Government Bond
	500,000	3.500		03/20/2027		496,750
	United Arab Emirates Government International Bond(c)
	220,000	3.125		10/11/2027		210,100

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,754,889)					$1,726,936

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – 1.1%
California – 0.4%
California State Various Purpose GO Bonds Series 2010
$105,000		7.625%		03/01/2040		$149,498

Illinois – 0.4%
Illinois State GO Bonds for Build America Bonds Series 2010-5
100,000		7.350		07/01/2035		110,843
Illinois State GO Bonds Pension Funding Series 2003
25,000		5.100		06/01/2033		23,836

						134,679

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
100,000		6.270		02/15/2050		124,100

TOTAL MUNICIPAL BONDS
(Cost $333,210)						$408,277

U.S. Treasury Obligations – 18.5%
U.S. Treasury Bonds
$410,000		3.125%		02/15/2043		$418,587
490,000		3.750		11/15/2043		553,801
490,000		3.125		08/15/2044		500,465
100,000		3.000		11/15/2044		99,900
200,000		2.875		08/15/2045		194,896
2,120,000		2.875		11/15/2046		2,062,787
120,000		3.000		05/15/2047		119,592
1,180,000		2.750		11/15/2047		1,117,659
U.S. Treasury Inflation Linked Notes
261,934		0.750		07/15/2028		256,652
U.S. Treasury Notes
400,000		2.625		08/31/2020		400,538
300,000		2.625		07/15/2021		301,102
100,000		2.875		08/15/2028		101,592
U.S. Treasury STRIPS Bonds(f)
1,800,000		0.000		02/15/2036		1,092,445

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,283,286)						$7,220,016

Shares	Dividend Rate					Value

Investment Company(g) – 0.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
275,823		2.521%				$275,823
(Cost $275,823)

Principal Amount	Interest Rate		Maturity Date		Value

Short-Term Investment – 0.6%
Commercial Paper – 0.6%
Bell Canada, Inc.
$250,000	2.683%		01/22/2019		$249,580
(Cost $249,612)

TOTAL INVESTMENTS – 105.2%
(Cost $41,360,117)					$41,093,071

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%					(2,019,618)

NET ASSETS – 100.0%					$39,073,453

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,634,805, which represents approximately 17.0% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,110,584 which represents approximately 8.0% of net assets as of December 31, 2018.

(e)	Guaranteed by the United States Government. Total market value of these securities amounts to $787,329, which represents 2.0% of net assets as of December 31, 2018.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Represents an Affiliated Issuer.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
SONIA	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
Yr.	—Year
Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	CAD	16,283	AUD	16,759	03/20/2019	$129
	CHF	229,971	EUR	204,269	03/20/2019	112
	EUR	53,011	CAD	81,851	03/20/2019	1,066
	EUR	23,513	NOK	229,495	03/20/2019	482
	EUR	89,761	USD	102,758	02/08/2019	408
		EUR485,944	USD	557,879	03/20/2019	2,484
	GBP	35,139	EUR	38,634	03/20/2019	405
	GBP	35,652	USD	45,568	03/20/2019	43
	JPY	10,029,050	EUR	79,000	03/20/2019	970
	JPY	11,613,101	USD	103,756	01/15/2019	2,308
	JPY	27,016,626	USD	241,030	03/20/2019	6,989
	NOK	1,419,901	EUR	142,475	03/20/2019	480
	NOK	262,793	USD	29,995	03/20/2019	501
	SEK	1,228,449	EUR	119,537	03/20/2019	1,616
	SEK	1,223,000	USD	136,683	02/07/2019	1,716
	USD	115,633	AUD	163,475	01/16/2019	458
	USD	212,180	AUD	289,997	03/20/2019	7,654
	USD	184,296	CAD	241,731	01/24/2019	7,126
	USD	363,300	CAD	481,896	03/20/2019	9,685
	USD	993,229	EUR	862,492	02/08/2019	1,929
	USD	59,994	EUR	52,009	03/20/2019	20
	USD	823,298	GBP	643,219	01/17/2019	2,862
	USD	397,269	NZD	583,148	03/20/2019	5,335

TOTAL						$54,778

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	83,935	EUR	53,004	03/20/2019	$(1,924)
	AUD	16,996	JPY	1,325,540	03/20/2019	(182)
	AUD	42,017	NZD	44,196	03/20/2019	(70)
	AUD	206,843	USD	146,310	01/16/2019	(579)
	AUD	494,650	USD	361,743	03/20/2019	(12,881)
	CAD	243,177	EUR	160,472	03/20/2019	(6,604)
	CAD	16,352	JPY	1,363,609	03/20/2019	(519)
	CAD	258,925	USD	197,405	01/24/2019	(7,633)
	CAD	380,272	USD	285,140	03/20/2019	(6,098)
	EUR	80,962	CHF	91,626	03/20/2019	(533)
	EUR	27,015	GBP	24,440	03/20/2019	(116)
	EUR	11,749	NOK	117,023	03/20/2019	(32)
	EUR	26,011	SEK	264,540	03/20/2019	(37)
	EUR	797,131	USD	917,960	02/08/2019	(1,783)
	GBP	24,152	EUR	27,024	03/20/2019	(263)
	GBP	300,832	USD	385,389	01/17/2019	(1,673)
	GBP	124,884	USD	160,052	03/20/2019	(282)
	NOK	2,846,084	EUR	291,267	03/20/2019	(5,595)
	NOK	103,221	USD	12,191	03/20/2019	(213)
	NZD	44,186	EUR	25,996	03/20/2019	(279)
	NZD	223,914	USD	153,903	03/20/2019	(3,410)
	USD	299,135	EUR	261,202	03/20/2019	(2,069)
	USD	60,972	GBP	48,021	03/20/2019	(463)
	USD	80,061	JPY	8,960,919	01/15/2019	(1,781)
	USD	302,390	JPY	33,745,675	03/20/2019	(7,401)
	USD	117,405	SEK	1,050,504	02/07/2019	(1,474)
	USD	43,305	SEK	383,295	03/20/2019	(209)

TOTAL						$(64,103)

FORWARD SALES CONTRACT — At December 31, 2018, the Fund had the following forward sales contract:

Description	Interest Rate	Maturity Date(a)	Principal Amount	Settlement Date	Value
GNMA (Proceeds Received: $1,018,750)	4.000%	TBA-30yr	$1,000,000	01/23/2019	$(1,024,029)

(a)

TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amounted and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro-Bobl	4	03/07/2019	$607,339	$1,748
Euro-Bund	2	03/07/2019	374,752	1,805
U.S. Treasury 10 Year Note	6	03/20/2019	732,281	4,544
U.S. Treasury 2 Year Note	24	03/29/2019	5,094,375	34,286
U.S. Treasury 5 Year Note	47	03/29/2019	5,389,211	89,038
U.S. Treasury Long Bond	13	03/20/2019	1,899,625	81,194

Total				$212,615

Short position contracts:
3 Month Euro Euribor	(5)	12/16/2019	$(1,435,768)	$(859)
3 Month Eurodollar	(4)	06/17/2019	(973,200)	6,793
3 Month Eurodollar	(1)	09/16/2019	(243,350)	(352)
3 Month Eurodollar	(48)	12/16/2019	(11,680,800)	(25,745)
3 Month Eurodollar	(4)	12/14/2020	(975,200)	(5,203)
Euro-BTP	(1)	03/07/2019	(146,450)	(4,611)
Euro-OAT	(2)	03/07/2019	(345,558)	155
U.S. Treasury 10 Year Ultra Note	(9)	03/20/2019	(1,171,406)	(29,224)
U.S. Treasury Ultra Bond	(20)	03/20/2019	(3,221,875)	(164,256)

Total				$(223,302)

Total futures contracts				$(10,687)

SWAP CONTRACTS — At December 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2018(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased(b):
iTraxx Europe Index	(1.000)%	0.888%	12/20/2023	EUR 190	$(1,262)	$(1,534)	$272

Protection Sold(c):
Markit CDX North America Investment Grade Index	1.000	0.806	06/20/2023	USD 2,175	18,150	33,366	(15,216)
Markit CDX North America Investment Grade Index	1.000	0.878	12/20/2023	1,495	8,828	17,713	(8,885)

TOTAL					$25,716	$49,545	$(23,829)

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.
(c)	Payments received quarterly.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month EURIBOR(b)	(0.085)%	11/22/2020	EUR	1,830	(a)	$2,443	$100	$2,343
3 Month EURIBOR(b)	(0.100)	01/16/2021	EUR	790	(a)	2,411	(125)	2,536
0.050%(c)	3 Month STIBOR	01/16/2021	SEK	5,830	(a)	275	(238)	513
3 Month BA(d)	2.500	03/20/2021	CAD	320	(a)	1,245	119	1,126
3 Month BBR(b)	2.250	03/20/2021	NZD	1,170	(a)	4,167	1,971	2,196
2.750(d)	3 Month LIBOR	03/20/2021	USD	1,510	(a)	(3,503)	4,260	(7,763)
6 Month EURIBOR(d)	0.350	12/16/2021	EUR	1,410	(a)	11,550	(2,753)	14,303
0.500(c)	3 Month STIBOR	12/16/2021	SEK	11,710	(a)	(4,567)	4,304	(8,871)
6 Month EURIBOR(d)	0.600	09/28/2022	EUR	660	(a)	5,954	(22)	5,976
6 Month EURIBOR(d)	0.500	03/20/2023	EUR	450	(a)	8,200	6,082	2,118
0.500(c)	3 Month STIBOR	03/20/2023	SEK	3,570	(a)	(1,548)	(1,090)	(458)
1.100(c)	1 Day SONIA	08/01/2023	GBP	240		(1,814)	(561)	(1,253)
6 Month EURIBOR(d)	0.670	08/03/2023	EUR	410	(a)	4,963	280	4,683
2.750(d)	6 Month BBR	03/20/2024	AUD	840	(a)	(14,840)	(11,169)	(3,671)
3 Month BA(d)	2.500	03/20/2024	CAD	630	(a)	4,453	92	4,361
6 Month EURIBOR(d)	0.500	03/20/2024	EUR	1,810	(a)	26,580	17,958	8,622
6 Month NIBOR(d)	2.000	03/20/2024	NOK	980	(a)	918	384	534
0.750(c)	3 Month STIBOR	03/20/2024	SEK	9,450	(a)	(9,907)	(8,014)	(1,893)
2.750(d)	3 Month LIBOR	03/20/2024	USD	870	(a)	(7,338)	3,571	(10,909)
1.900(d)	6 Month LIBOR	08/03/2028	GBP	180	(a)	(3,696)	(308)	(3,388)
6 Month LIBOR(d)	1.050	08/07/2028	CHF	280	(a)	3,819	(235)	4,054
1.150(c)	1 Day SONIA	12/18/2028	GBP	40		18	47	(29)
6 Month EURIBOR(d)	1.000	03/20/2029	EUR	240	(a)	4,021	2,172	1,849
1.250(c)	3 Month STIBOR	03/20/2029	SEK	760	(a)	(691)	(423)	(268)
3 Month LIBOR(b)	3.000	03/20/2029	USD	60	(a)	1,510	410	1,100
3 Month LIBOR(b)	3.500	11/08/2048	USD	100	(a)	6,905	1,860	5,045
1.000(d)	6 Month LIBOR	03/20/2049	JPY	14,740	(a)	(10,147)	(5,396)	(4,751)

TOTAL						$31,381	$13,276	$18,105

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2018.
(b)	Payments made quarterly.
(c)	Payments made annually.
(d)	Payments made semi-annually.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 99.5%
Automobiles & Components – 0.5%
1,933	Aptiv plc	$119,015
1,437	BorgWarner, Inc.	49,921
28,318	Ford Motor Co.	216,633
9,707	General Motors Co.	324,699
1,729	Goodyear Tire & Rubber Co. (The)	35,289
1,249	Harley-Davidson, Inc.	42,616

		788,173

Banks – 5.6%
67,132	Bank of America Corp.	1,654,133
5,740	BB&T Corp.	248,657
17,962	Citigroup, Inc.	935,102
3,384	Citizens Financial Group, Inc.	100,606
1,154	Comerica, Inc.	79,268
4,978	Fifth Third Bancorp	117,132
1,199	First Republic Bank	104,193
8,155	Huntington Bancshares, Inc.	97,208
24,357	JPMorgan Chase & Co.	2,377,730
7,473	KeyCorp	110,451
1,065	M&T Bank Corp.	152,433
2,617	People’s United Financial, Inc.	37,763
3,429	PNC Financial Services Group, Inc. (The)	400,884
7,428	Regions Financial Corp.	99,387
3,248	SunTrust Banks, Inc.	163,829
390	SVB Financial Group*	74,069
11,157	US Bancorp	509,875
31,160	Wells Fargo & Co.	1,435,853
1,442	Zions Bancorp NA	58,747

		8,757,320

Capital Goods – 6.4%
4,280	3M Co.	815,511
666	Allegion plc	53,087
1,657	AMETEK, Inc.	112,179
1,081	AO Smith Corp.	46,159
2,985	Arconic, Inc.	50,327
3,865	Boeing Co. (The)	1,246,463
4,329	Caterpillar, Inc.	550,086
1,121	Cummins, Inc.	149,810
2,380	Deere & Co.	355,025
1,098	Dover Corp.	77,903
3,121	Eaton Corp. plc	214,288
4,563	Emerson Electric Co.	272,639
2,093	Fastenal Co.	109,443
906	Flowserve Corp.	34,446
988	Fluor Corp.	31,814
2,217	Fortive Corp.	150,002
1,039	Fortune Brands Home & Security, Inc.	39,472
2,059	General Dynamics Corp.	323,695
64,113	General Electric Co.	485,335
877	Harris Corp.	118,088
5,417	Honeywell International, Inc.	715,694
319	Huntington Ingalls Industries, Inc.	60,709
2,285	Illinois Tool Works, Inc.	289,487

Common Stocks – (continued)
Capital Goods – (continued)
1,816	Ingersoll-Rand plc	$165,674
903	Jacobs Engineering Group, Inc.	52,789
6,790	Johnson Controls International plc	201,324
581	L3 Technologies, Inc.	100,896
1,805	Lockheed Martin Corp.	472,621
2,210	Masco Corp.	64,620
1,288	Northrop Grumman Corp.	315,431
2,566	PACCAR, Inc.	146,621
987	Parker-Hannifin Corp.	147,201
1,227	Pentair plc	46,356
1,029	Quanta Services, Inc.	30,973
2,109	Raytheon Co.	323,415
876	Rockwell Automation, Inc.	131,821
763	Roper Technologies, Inc.	203,355
398	Snap-on, Inc.	57,825
1,131	Stanley Black & Decker, Inc.	135,426
1,832	Textron, Inc.	84,254
354	TransDigm Group, Inc.*	120,381
605	United Rentals, Inc.*	62,031
5,907	United Technologies Corp.	628,977
324	WW Grainger, Inc.	91,485
1,339	Xylem, Inc.	89,338

		9,974,476

Commercial & Professional Services – 0.7%
622	Cintas Corp.	104,490
1,509	Copart, Inc.*	72,100
901	Equifax, Inc.	83,910
2,597	IHS Markit Ltd.*	124,578
2,557	Nielsen Holdings plc	59,655
1,549	Republic Services, Inc.	111,667
917	Robert Half International, Inc.	52,452
1,077	Rollins, Inc.	38,880
1,231	Verisk Analytics, Inc.*	134,228
2,926	Waste Management, Inc.	260,385

		1,042,345

Consumer Durables & Apparel – 1.1%
2,535	DR Horton, Inc.	87,863
927	Garmin Ltd.	58,698
2,697	Hanesbrands, Inc.	33,793
815	Hasbro, Inc.	66,219
931	Leggett & Platt, Inc.	33,367
2,205	Lennar Corp. Class A	86,326
2,376	Mattel, Inc.*	23,736
1,057	Michael Kors Holdings Ltd.*	40,081
473	Mohawk Industries, Inc.*	55,322
3,034	Newell Brands, Inc.	56,402
9,337	NIKE, Inc. Class B	692,245
1,915	PulteGroup, Inc.	49,771
579	PVH Corp.	53,818
413	Ralph Lauren Corp.	42,729
2,140	Tapestry, Inc.	72,225
1,254	Under Armour, Inc. Class A*	22,158
1,232	Under Armour, Inc. Class C*	19,922

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
2,418	VF Corp.	$172,500
464	Whirlpool Corp.	49,588

		1,716,763

Consumer Services – 1.9%
2,878	Carnival Corp.	141,885
176	Chipotle Mexican Grill, Inc.*	75,995
929	Darden Restaurants, Inc.	92,770
1,623	H&R Block, Inc.	41,175
2,226	Hilton Worldwide Holdings, Inc.	159,827
2,073	Marriott International, Inc. Class A	225,045
5,674	McDonald’s Corp.	1,007,532
3,644	MGM Resorts International	88,403
1,409	Norwegian Cruise Line Holdings Ltd.*	59,728
1,262	Royal Caribbean Cruises Ltd.	123,411
9,082	Starbucks Corp.	584,881
744	Wynn Resorts Ltd.	73,589
2,279	Yum! Brands, Inc.	209,486

		2,883,727

Diversified Financials – 5.3%
380	Affiliated Managers Group, Inc.	37,027
5,144	American Express Co.	490,326
1,037	Ameriprise Financial, Inc.	108,232
6,746	Bank of New York Mellon Corp. (The)	317,534
14,281	Berkshire Hathaway, Inc. Class B*	2,915,895
884	BlackRock, Inc.	347,253
3,542	Capital One Financial Corp.	267,740
841	Cboe Global Markets, Inc.	82,275
8,884	Charles Schwab Corp. (The)	368,953
2,577	CME Group, Inc.	484,785
2,454	Discover Financial Services	144,737
1,829	E*TRADE Financial Corp.	80,256
2,129	Franklin Resources, Inc.	63,146
2,522	Goldman Sachs Group, Inc. (The)(a)	421,300
4,244	Intercontinental Exchange, Inc.	319,700
3,083	Invesco Ltd.	51,609
2,127	Jefferies Financial Group, Inc.	36,925
1,213	Moody’s Corp.	169,868
9,526	Morgan Stanley	377,706
644	MSCI, Inc.	94,945
835	Nasdaq, Inc.	68,111
1,666	Northern Trust Corp.	139,261
924	Raymond James Financial, Inc.	68,755
1,831	S&P Global, Inc.	311,160
2,822	State Street Corp.	177,984
4,871	Synchrony Financial	114,274
1,764	T. Rowe Price Group, Inc.	162,852

		8,222,609

Energy – 5.3%
3,769	Anadarko Petroleum Corp.	165,233
2,762	Apache Corp.	72,503
3,018	Baker Hughes a GE Co.	64,887
3,095	Cabot Oil & Gas Corp.	69,173

Common Stocks – (continued)
Energy – (continued)
14,027	Chevron Corp.	$1,525,997
696	Cimarex Energy Co.	42,908
1,490	Concho Resources, Inc.*	153,157
8,467	ConocoPhillips	527,918
3,341	Devon Energy Corp.	75,306
1,111	Diamondback Energy, Inc.	102,990
4,225	EOG Resources, Inc.	368,462
31,009	Exxon Mobil Corp.	2,114,504
6,411	Halliburton Co.	170,404
800	Helmerich & Payne, Inc.	38,352
1,795	Hess Corp.	72,698
1,140	HollyFrontier Corp.	58,277
13,711	Kinder Morgan, Inc.	210,875
6,132	Marathon Oil Corp.	87,933
4,963	Marathon Petroleum Corp.	292,867
2,775	National Oilwell Varco, Inc.	71,318
1,411	Newfield Exploration Co.*	20,685
3,593	Noble Energy, Inc.	67,405
5,586	Occidental Petroleum Corp.	342,869
2,965	ONEOK, Inc.	159,962
3,163	Phillips 66	272,492
1,239	Pioneer Natural Resources Co.	162,953
10,215	Schlumberger Ltd.	368,557
3,216	TechnipFMC plc	62,969
3,127	Valero Energy Corp.	234,431
8,745	Williams Cos., Inc. (The)	192,827

		8,170,912

Food & Staples Retailing – 1.6%
3,198	Costco Wholesale Corp.	651,465
5,905	Kroger Co. (The)	162,388
3,467	Sysco Corp.	217,242
5,913	Walgreens Boots Alliance, Inc.	404,035
10,476	Walmart, Inc.	975,839

		2,410,969

Food, Beverage & Tobacco – 4.0%
13,750	Altria Group, Inc.	679,112
4,079	Archer-Daniels-Midland Co.	167,117
1,236	Brown-Forman Corp. Class B	58,809
1,352	Campbell Soup Co.	44,602
28,012	Coca-Cola Co. (The)	1,326,368
3,405	Conagra Brands, Inc.	72,731
1,213	Constellation Brands, Inc. Class A	195,075
4,436	General Mills, Inc.	172,738
1,040	Hershey Co. (The)	111,467
1,987	Hormel Foods Corp.	84,805
818	JM Smucker Co. (The)	76,475
1,817	Kellogg Co.	103,587
4,616	Kraft Heinz Co. (The)	198,673
1,072	Lamb Weston Holdings, Inc.	78,856
873	McCormick & Co., Inc. (Non-Voting)	121,557
1,400	Molson Coors Brewing Co. Class B	78,624
10,604	Mondelez International, Inc. Class A	424,478
2,847	Monster Beverage Corp.*	140,129

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
10,348	PepsiCo, Inc.	$1,143,247
11,347	Philip Morris International, Inc.	757,526
2,107	Tyson Foods, Inc. Class A	112,514

		6,148,490

Health Care Equipment & Services – 6.7%
12,804	Abbott Laboratories	926,113
336	ABIOMED, Inc.*	109,214
535	Align Technology, Inc.*	112,045
1,168	AmerisourceBergen Corp.	86,899
1,918	Anthem, Inc.	503,724
3,605	Baxter International, Inc.	237,281
1,976	Becton Dickinson and Co.	445,232
10,224	Boston Scientific Corp.*	361,316
2,259	Cardinal Health, Inc.	100,751
1,500	Centene Corp.*	172,950
2,461	Cerner Corp.*	129,055
2,810	Cigna Corp.	533,675
366	Cooper Cos., Inc. (The)	93,147
9,422	CVS Health Corp.	617,330
4,547	Danaher Corp.	468,887
887	DaVita, Inc.*	45,645
1,701	DENTSPLY SIRONA, Inc.	63,294
1,528	Edwards Lifesciences Corp.*	234,044
1,951	HCA Healthcare, Inc.	242,802
1,129	Henry Schein, Inc.*	88,649
1,906	Hologic, Inc.*	78,337
1,019	Humana, Inc.	291,923
639	IDEXX Laboratories, Inc.*	118,867
840	Intuitive Surgical, Inc.*	402,293
722	Laboratory Corp. of America Holdings*	91,232
1,432	McKesson Corp.	158,193
9,857	Medtronic plc	896,593
1,024	Quest Diagnostics, Inc.	85,269
1,068	ResMed, Inc.	121,613
2,295	Stryker Corp.	359,741
7,047	UnitedHealth Group, Inc.	1,755,549
616	Universal Health Services, Inc. Class B	71,801
653	Varian Medical Systems, Inc.*	73,991
360	WellCare Health Plans, Inc.*	84,992
1,463	Zimmer Biomet Holdings, Inc.	151,742

		10,314,189

Household & Personal Products – 1.8%
1,773	Church & Dwight Co., Inc.	116,592
940	Clorox Co. (The)	144,892
6,415	Colgate-Palmolive Co.	381,821
3,489	Coty, Inc. Class A	22,888
1,617	Estee Lauder Cos., Inc. (The) Class A	210,372
2,529	Kimberly-Clark Corp.	288,154
18,223	Procter & Gamble Co. (The)	1,675,058

		2,839,777

Common Stocks – (continued)
Insurance – 2.4%
5,641	Aflac, Inc.	$257,004
2,571	Allstate Corp. (The)	212,442
6,420	American International Group, Inc.	253,012
1,798	Aon plc	261,357
1,356	Arthur J Gallagher & Co.	99,937
397	Assurant, Inc.	35,508
940	Brighthouse Financial, Inc.*	28,651
3,422	Chubb Ltd.	442,054
1,136	Cincinnati Financial Corp.	87,949
305	Everest Re Group Ltd.	66,417
2,620	Hartford Financial Services Group, Inc. (The)	116,459
1,630	Lincoln National Corp.	83,635
2,095	Loews Corp.	95,364
3,672	Marsh & McLennan Cos., Inc.	292,842
7,363	MetLife, Inc.	302,325
2,000	Principal Financial Group, Inc.	88,340
4,262	Progressive Corp. (The)	257,127
3,089	Prudential Financial, Inc.	251,908
747	Torchmark Corp.	55,674
1,969	Travelers Cos., Inc. (The)	235,788
1,673	Unum Group	49,153
977	Willis Towers Watson plc	148,367

		3,721,313

Materials – 2.7%
1,585	Air Products & Chemicals, Inc.	253,679
822	Albemarle Corp.	63,351
631	Avery Dennison Corp.	56,683
2,434	Ball Corp.	111,915
981	Celanese Corp.	88,261
1,681	CF Industries Holdings, Inc.	73,140
16,874	DowDuPont, Inc.	902,421
991	Eastman Chemical Co.	72,452
1,883	Ecolab, Inc.	277,460
985	FMC Corp.	72,851
10,860	Freeport-McMoRan, Inc.	111,967
735	International Flavors & Fragrances, Inc.	98,688
2,902	International Paper Co.	117,125
4,015	Linde plc	626,501
2,372	LyondellBasell Industries NV Class A	197,255
449	Martin Marietta Materials, Inc.	77,170
2,585	Mosaic Co. (The)	75,508
3,881	Newmont Mining Corp.	134,477
2,351	Nucor Corp.	121,805
705	Packaging Corp. of America	58,839
1,733	PPG Industries, Inc.	177,165
1,214	Sealed Air Corp.	42,296
604	Sherwin-Williams Co. (The)	237,650
974	Vulcan Materials Co.	96,231
1,834	Westrock Co.	69,252

		4,214,142

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – 7.9%
5,641	Activision Blizzard, Inc.	$262,701
2,189	Alphabet, Inc. Class A*	2,287,418
2,255	Alphabet, Inc. Class C*	2,335,301
2,404	CBS Corp. (Non-Voting) Class B	105,103
1,284	Charter Communications, Inc. Class A*	365,902
33,220	Comcast Corp. Class A	1,131,141
1,181	Discovery, Inc. Class A*	29,218
2,727	Discovery, Inc. Class C*	62,939
1,615	DISH Network Corp. Class A*	40,327
2,237	Electronic Arts, Inc.*	176,522
17,596	Facebook, Inc. Class A*	2,306,660
2,948	Interpublic Group of Cos., Inc. (The)	60,817
3,177	Netflix, Inc.*	850,356
2,809	News Corp. Class A	31,882
1,017	News Corp. Class B	11,746
1,593	Omnicom Group, Inc.	116,671
832	Take-Two Interactive Software, Inc.*	85,646
693	TripAdvisor, Inc.*	37,380
7,795	Twenty-First Century Fox, Inc. Class A	375,095
3,632	Twenty-First Century Fox, Inc. Class B	173,537
5,364	Twitter, Inc.*	154,161
2,641	Viacom, Inc. Class B	67,874
10,882	Walt Disney Co. (The)	1,193,211

		12,261,608

Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
11,073	AbbVie, Inc.	1,020,820
2,314	Agilent Technologies, Inc.	156,102
1,635	Alexion Pharmaceuticals, Inc.*	159,183
2,359	Allergan plc	315,304
4,660	Amgen, Inc.	907,162
1,487	Biogen, Inc.*	447,468
11,895	Bristol-Myers Squibb Co.	618,302
5,136	Celgene Corp.*	329,166
6,892	Eli Lilly & Co.	797,542
9,450	Gilead Sciences, Inc.	591,097
1,087	Illumina, Inc.*	326,024
1,335	Incyte Corp.*	84,893
1,211	IQVIA Holdings, Inc.*	140,682
19,652	Johnson & Johnson	2,536,091
19,126	Merck & Co., Inc.	1,461,418
186	Mettler-Toledo International, Inc.*	105,198
3,849	Mylan NV*	105,463
1,164	Nektar Therapeutics*	38,261
783	PerkinElmer, Inc.	61,505
944	Perrigo Co. plc	36,580
42,516	Pfizer, Inc.	1,855,823
568	Regeneron Pharmaceuticals, Inc.*	212,148
2,937	Thermo Fisher Scientific, Inc.	657,271
1,865	Vertex Pharmaceuticals, Inc.*	309,049
579	Waters Corp.*	109,228
3,566	Zoetis, Inc.	305,036

		13,686,816

Common Stocks – (continued)
Real Estate – 2.9%
743	Alexandria Real Estate Equities, Inc. (REIT)	$85,623
3,211	American Tower Corp. (REIT)	507,948
1,113	Apartment Investment & Management Co. Class A (REIT)	48,838
1,017	AvalonBay Communities, Inc. (REIT)	177,009
1,134	Boston Properties, Inc. (REIT)	127,632
2,381	CBRE Group, Inc. Class A*	95,335
3,008	Crown Castle International Corp. (REIT)	326,759
1,507	Digital Realty Trust, Inc. (REIT)	160,571
2,616	Duke Realty Corp. (REIT)	67,754
583	Equinix, Inc. (REIT)	205,543
2,704	Equity Residential (REIT)	178,491
489	Essex Property Trust, Inc. (REIT)	119,908
931	Extra Space Storage, Inc. (REIT)	84,237
562	Federal Realty Investment Trust (REIT)	66,338
3,435	HCP, Inc. (REIT)	95,940
5,516	Host Hotels & Resorts, Inc. (REIT)	91,952
1,967	Iron Mountain, Inc. (REIT)	63,750
3,014	Kimco Realty Corp. (REIT)	44,155
813	Macerich Co. (The) (REIT)	35,187
862	Mid-America Apartment Communities, Inc. (REIT)	82,493
4,662	Prologis, Inc. (REIT)	273,753
1,101	Public Storage (REIT)	222,853
2,172	Realty Income Corp. (REIT)	136,923
1,285	Regency Centers Corp. (REIT)	75,404
815	SBA Communications Corp. (REIT)*	131,940
2,248	Simon Property Group, Inc. (REIT)	377,642
620	SL Green Realty Corp. (REIT)	49,030
1,934	UDR, Inc. (REIT)	76,625
2,558	Ventas, Inc. (REIT)	149,873
1,238	Vornado Realty Trust (REIT)	76,793
2,678	Welltower, Inc. (REIT)	185,880
5,479	Weyerhaeuser Co. (REIT)	119,771

		4,541,950

Retailing – 6.4%
548	Advance Auto Parts, Inc.	86,288
3,010	Amazon.com, Inc.*	4,520,930
182	AutoZone, Inc.*	152,578
1,798	Best Buy Co., Inc.	95,222
338	Booking Holdings, Inc.*	582,178
1,278	CarMax, Inc.*	80,169
1,972	Dollar General Corp.	213,134
1,704	Dollar Tree, Inc.*	153,905
6,837	eBay, Inc.*	191,915
861	Expedia Group, Inc.	96,992
910	Foot Locker, Inc.	48,412
1,637	Gap, Inc. (The)	42,169
1,069	Genuine Parts Co.	102,645
8,267	Home Depot, Inc. (The)	1,420,436
1,173	Kohl’s Corp.	77,817
1,575	L Brands, Inc.	40,430
2,207	LKQ Corp.*	52,372

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
5,862	Lowe’s Cos., Inc.	$541,414
2,233	Macy’s, Inc.	66,499
849	Nordstrom, Inc.	39,572
599	O’Reilly Automotive, Inc.*	206,254
2,791	Ross Stores, Inc.	232,211
3,895	Target Corp.	257,420
764	Tiffany & Co.	61,510
9,021	TJX Cos., Inc. (The)	403,599
901	Tractor Supply Co.	75,179
402	Ulta Beauty, Inc.*	98,426

		9,939,676

Semiconductors & Semiconductor Equipment – 3.7%
6,423	Advanced Micro Devices, Inc.*	118,569
2,710	Analog Devices, Inc.	232,599
7,294	Applied Materials, Inc.	238,806
3,041	Broadcom, Inc.	773,265
33,411	Intel Corp.	1,567,978
1,155	KLA-Tencor Corp.	103,361
1,130	Lam Research Corp.	153,872
2,035	Maxim Integrated Products, Inc.	103,480
1,737	Microchip Technology, Inc.	124,925
8,137	Micron Technology, Inc.*	258,187
4,478	NVIDIA Corp.	597,813
945	Qorvo, Inc.*	57,390
8,908	QUALCOMM, Inc.	506,954
1,346	Skyworks Solutions, Inc.	90,209
7,089	Texas Instruments, Inc.	669,911
1,818	Xilinx, Inc.	154,839

		5,752,158

Software & Services – 10.9%
4,674	Accenture plc Class A	659,081
3,573	Adobe, Inc.*	808,356
1,255	Akamai Technologies, Inc.*	76,655
344	Alliance Data Systems Corp.	51,628
612	ANSYS, Inc.*	87,479
1,584	Autodesk, Inc.*	203,718
3,235	Automatic Data Processing, Inc.	424,173
850	Broadridge Financial Solutions, Inc.	81,813
2,071	Cadence Design Systems, Inc.*	90,047
958	Citrix Systems, Inc.	98,157
4,240	Cognizant Technology Solutions Corp. Class A	269,155
2,060	DXC Technology Co.	109,530
2,439	Fidelity National Information Services, Inc.	250,120
2,913	Fiserv, Inc.*	214,076
642	FleetCor Technologies, Inc.*	119,232
1,047	Fortinet, Inc.*	73,740
649	Gartner, Inc.*	82,968
1,149	Global Payments, Inc.	118,496
6,659	International Business Machines Corp.	756,929
1,911	Intuit, Inc.	376,180
567	Jack Henry & Associates, Inc.	71,737

Common Stocks – (continued)
Software & Services – (continued)
6,676	Mastercard, Inc. Class A	$1,259,427
56,642	Microsoft Corp.	5,753,128
18,688	Oracle Corp.	843,763
2,364	Paychex, Inc.	154,015
8,633	PayPal Holdings, Inc.*	725,949
1,318	Red Hat, Inc.*	231,494
5,520	salesforce.com, Inc.*	756,074
4,408	Symantec Corp.	83,289
1,097	Synopsys, Inc.*	92,411
1,200	Total System Services, Inc.	97,548
802	VeriSign, Inc.*	118,929
12,866	Visa, Inc. Class A	1,697,540
3,108	Western Union Co. (The)	53,023

		16,889,860

Technology Hardware & Equipment – 5.4%
2,209	Amphenol Corp. Class A	178,973
33,037	Apple, Inc.	5,211,256
390	Arista Networks, Inc.*	82,173
33,068	Cisco Systems, Inc.	1,432,836
5,824	Corning, Inc.	175,943
440	F5 Networks, Inc.*	71,293
1,002	FLIR Systems, Inc.	43,627
10,556	Hewlett Packard Enterprise Co.	139,445
11,445	HP, Inc.	234,165
286	IPG Photonics Corp.*	32,401
2,510	Juniper Networks, Inc.	67,544
1,357	Keysight Technologies, Inc.*	84,243
1,169	Motorola Solutions, Inc.	134,482
1,853	NetApp, Inc.	110,569
1,846	Seagate Technology plc	71,237
2,529	TE Connectivity Ltd.	191,268
2,142	Western Digital Corp.	79,190
1,569	Xerox Corp.	31,003

		8,371,648

Telecommunication Services – 2.1%
53,160	AT&T, Inc.	1,517,186
6,771	CenturyLink, Inc.	102,581
30,252	Verizon Communications, Inc.	1,700,767

		3,320,534

Transportation – 2.1%
861	Alaska Air Group, Inc.	52,392
2,979	American Airlines Group, Inc.	95,656
1,002	CH Robinson Worldwide, Inc.	84,258
5,844	CSX Corp.	363,088
4,666	Delta Air Lines, Inc.	232,833
1,317	Expeditors International of Washington, Inc.	89,674
1,798	FedEx Corp.	290,071
620	JB Hunt Transport Services, Inc.	57,685
768	Kansas City Southern	73,306
1,981	Norfolk Southern Corp.	296,239
3,712	Southwest Airlines Co.	172,534

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
5,395	Union Pacific Corp.	$745,751
1,630	United Continental Holdings, Inc.*	136,480
5,116	United Parcel Service, Inc. Class B	498,963

		3,188,930

Utilities – 3.3%
4,791	AES Corp.	69,278
1,695	Alliant Energy Corp.	71,614
1,790	Ameren Corp.	116,762
3,562	American Electric Power Co., Inc.	266,224
1,327	American Water Works Co., Inc.	120,452
3,707	CenterPoint Energy, Inc.	104,649
2,018	CMS Energy Corp.	100,194
2,246	Consolidated Edison, Inc.	171,729
4,786	Dominion Energy, Inc.	342,008
1,308	DTE Energy Co.	144,272
5,186	Duke Energy Corp.	447,552
2,419	Edison International	137,327
1,304	Entergy Corp.	112,235
2,027	Evergy, Inc.	115,073
2,354	Eversource Energy	153,104
6,984	Exelon Corp.	314,978
3,637	FirstEnergy Corp.	136,569
3,438	NextEra Energy, Inc.	597,593
2,594	NiSource, Inc.	65,758
2,197	NRG Energy, Inc.	87,001
3,741	PG&E Corp.*	88,849
791	Pinnacle West Capital Corp.	67,393
5,074	PPL Corp.	143,746
3,729	Public Service Enterprise Group, Inc.	194,094
993	SCANA Corp.	47,445
2,030	Sempra Energy	219,626
7,504	Southern Co. (The)	329,576
2,341	WEC Energy Group, Inc.	162,138
3,704	Xcel Energy, Inc.	182,496

		5,109,735

TOTAL COMMON STOCKS
(Cost $64,148,397)		$154,268,120

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.0%
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bills
$75,000	2.501%	06/20/2019	$74,146
(Cost $74,125)

TOTAL INVESTMENTS – 99.5%
(Cost $64,222,522)			$154,342,266

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			756,003

NET ASSETS – 100.0%			$155,098,269

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $74,146, which represents 0.0% of net assets as of December 31, 2018.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	8	03/15/2019	$1,002,080	$(49,193)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 96.0%
Automobiles & Components – 0.8%
8,128	Aptiv plc	$500,441

Banks – 1.3%
9,031	First Republic Bank	784,794

Capital Goods – 10.4%
10,750	Fortive Corp.	727,345
4,342	Harris Corp.	584,650
5,856	HEICO Corp.	453,723
3,001	HEICO Corp. Class A	189,063
5,448	IDEX Corp.	687,865
3,892	Ingersoll-Rand plc	355,067
7,881	John Bean Technologies Corp.	565,935
2,752	L3 Technologies, Inc.	477,912
3,875	Roper Technologies, Inc.	1,032,765
15,440	Sensata Technologies Holding plc*	692,330
6,992	Xylem, Inc.	466,506

		6,233,161

Commercial & Professional Services – 2.3%
3,496	Cintas Corp.	587,293
7,406	Verisk Analytics, Inc.*	807,550

		1,394,843

Consumer Durables & Apparel – 2.0%
5,483	Lululemon Athletica, Inc.*	666,787
5,707	PVH Corp.	530,466

		1,197,253

Consumer Services – 5.6%
9,082	Bright Horizons Family Solutions, Inc.*	1,012,189
544	Chipotle Mexican Grill, Inc.*	234,894
12,669	Choice Hotels International, Inc.	906,847
1,282	Domino’s Pizza, Inc.	317,923
13,379	Dunkin’ Brands Group, Inc.	857,861

		3,329,714

Diversified Financials – 4.7%
8,433	Cboe Global Markets, Inc.	825,001
11,391	Lazard Ltd. Class A	420,442
2,156	Moody’s Corp.	301,926
3,642	MSCI, Inc.	536,940
8,682	Northern Trust Corp.	725,728

		2,810,037

Energy – 2.4%
10,428	Cheniere Energy, Inc.*	617,233
4,149	Concho Resources, Inc.*	426,476
4,439	Diamondback Energy, Inc.	411,495

		1,455,204

Food, Beverage & Tobacco – 4.0%
17,654	Brown-Forman Corp. Class B	839,977
7,629	McCormick & Co., Inc. (Non-Voting)	1,062,262
9,403	Monster Beverage Corp.*	462,816

		2,365,055

Common Stocks – (continued)
Health Care Equipment & Services – 8.3%
787	ABIOMED, Inc.*	$255,806
4,036	Align Technology, Inc.*	845,259
1,370	Cooper Cos., Inc. (The)	348,665
4,860	Edwards Lifesciences Corp.*	744,406
6,581	IDEXX Laboratories, Inc.*	1,224,198
4,235	Teleflex, Inc.	1,094,663
4,487	West Pharmaceutical Services, Inc.	439,861

		4,952,858

Household & Personal Products – 0.8%
3,234	Clorox Co. (The)	498,489

Materials – 2.9%
9,264	Ashland Global Holdings, Inc.	657,373
8,944	Avery Dennison Corp.	803,440
1,741	Martin Marietta Materials, Inc.	299,226

		1,760,039

Media & Entertainment – 1.8%
2,535	IAC/InterActiveCorp*	464,007
2,302	Spotify Technology SA*	261,277
12,265	Twitter, Inc.*	352,496

		1,077,780

Pharmaceuticals, Biotechnology & Life Sciences – 10.0%
16,764	Agilent Technologies, Inc.	1,130,899
3,611	Agios Pharmaceuticals, Inc.*	166,503
9,614	Alkermes plc*	283,709
4,341	BioMarin Pharmaceutical, Inc.*	369,636
758	Bluebird Bio, Inc.*	75,194
8,652	Elanco Animal Health, Inc.*	272,798
6,795	Exact Sciences Corp.*	428,765
13,634	Exelixis, Inc.*	268,181
3,087	Illumina, Inc.*	925,884
2,214	Incyte Corp.*	140,788
729	Mettler-Toledo International, Inc.*	412,308
13,494	Moderna, Inc.*(a)	206,053
5,594	PRA Health Sciences, Inc.*	514,424
1,166	Sarepta Therapeutics, Inc.*	127,246
3,903	Spark Therapeutics, Inc.*	152,763
6,047	Zoetis, Inc.	517,260

		5,992,411

Real Estate Investment Trusts – 2.6%
5,098	Equity LifeStyle Properties, Inc.	495,169
6,493	SBA Communications Corp.*	1,051,152

		1,546,321

Retailing – 6.6%
14,883	Dollar General Corp.	1,608,555
8,099	Farfetch Ltd. Class A*	143,433
4,903	Five Below, Inc.*	501,675
2,622	GrubHub, Inc.*	201,396
13,074	Ross Stores, Inc.	1,087,757
5,069	Tiffany & Co.	408,105

		3,950,921

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 4.5%
20,567	Advanced Micro Devices, Inc.*	$379,667
9,876	Analog Devices, Inc.	847,657
50,864	Marvell Technology Group Ltd.	823,488
12,265	Maxim Integrated Products, Inc.	623,675

		2,674,487

Software & Services – 21.2%
3,776	Atlassian Corp. plc Class A*	335,988
6,096	Autodesk, Inc.*	784,007
23,424	Black Knight, Inc.*	1,055,485
6,992	Citrix Systems, Inc.	716,400
10,049	Fidelity National Information Services, Inc.	1,030,525
17,621	Fiserv, Inc.*	1,294,967
12,654	Global Payments, Inc.	1,305,007
18,441	GoDaddy, Inc. Class A*	1,210,098
5,332	Intuit, Inc.	1,049,604
7,545	PTC, Inc.*	625,481
6,012	ServiceNow, Inc.*	1,070,437
4,370	Splunk, Inc.*	458,195
5,535	Square, Inc. Class A*	310,458
14,140	Total System Services, Inc.	1,149,441
1,954	Workday, Inc. Class A*	312,015

		12,708,108

Technology Hardware & Equipment – 2.5%
18,663	Amphenol Corp. Class A	1,512,076

Transportation – 1.3%
3,409	Old Dominion Freight Line, Inc.	420,977
6,319	XPO Logistics, Inc.*	360,436

		781,413

TOTAL COMMON STOCKS
(Cost $47,541,835)		$57,525,405

Shares	Dividend Rate	Value

Investment Company(b) – 2.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,640,990	2.521%	$1,640,990
(Cost $1,640,990)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $49,182,825)		$59,166,395

Securities Lending Reinvestment Vehicle(b) – 0.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
193,706	2.521%	$193,706
(Cost $193,706)

TOTAL INVESTMENTS – 99.0%
(Cost $49,376,531)		$59,360,101

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		609,527

NET ASSETS – 100.0%		$59,969,628

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 3.6%
Adjustable Rate FHLMC(a) – 1.3%
$127,330	4.171%	05/01/2035	$133,172
55,827	4.511	09/01/2035	58,839
106,471	4.633	12/01/2036	111,289
203,244	4.305	04/01/2037	214,887
206,942	4.222	01/01/2038	214,244
276,378	4.459	01/01/2038	287,569

			1,020,000

Adjustable Rate FNMA(a) – 1.5%
39,761	4.013	05/01/2033	40,963
74,205	4.208	05/01/2035	78,201
315,403	4.164	06/01/2035	328,994
491,244	4.372	11/01/2035	511,122
59,735	4.669	12/01/2035	62,512
213,735	4.631	03/01/2037	224,900

			1,246,692

Adjustable Rate GNMA(a) – 0.2%
190,603	3.625	04/20/2033	195,010

Agency Multi-Family – 0.6%
FNMA
40,807	3.416	10/01/2020	41,087
49,807	3.619	12/01/2020	50,438
255,085	3.771	12/01/2020	258,442
112,665	4.381	06/01/2021	116,447

			466,414

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,963,625)			$2,928,116

Collateralized Mortgage Obligations(a) – 27.9%
Adjustable Rate Non-Agency(b) – 0.3%
Holmes Master Issuer plc Series 2018-1A, Class A2
$200,000	2.796%	10/15/2054	$199,206

Agency Multi-Family – 4.4%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KP04, Class AG1(c)
1,350,000	2.567	07/25/2020	1,347,677
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF03, Class A
67,182	2.687	01/25/2021	67,139
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A
235,318	2.727	08/25/2023	235,153
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A(c)
1,013,181	2.717	05/25/2024	1,007,383
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF42, Class A(c)
393,068	2.597	12/25/2024	390,983
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL(c)

Collateralized Mortgage Obligations(a) – (continued)
Agency Multi-Family – (continued)
$607,524	2.697%	08/25/2025	$604,446

			3,652,781

Regular Floater – 23.2%
FHLMC REMIC Series 3049, Class FP
177,051	2.805	10/15/2035	177,130
FHLMC REMIC Series 3208, Class FB(c)
108,659	2.855	08/15/2036	109,008
FHLMC REMIC Series 3208, Class FD(c)
161,902	2.855	08/15/2036	162,422
FHLMC REMIC Series 3208, Class FG(c)
651,952	2.855	08/15/2036	654,048
FHLMC REMIC Series 3307, Class FT
1,009,721	2.695	07/15/2034	1,007,050
FHLMC REMIC Series 3311, Class KF(c)
1,789,041	2.795	05/15/2037	1,787,414
FHLMC REMIC Series 3371, Class FA(c)
409,610	3.055	09/15/2037	413,897
FHLMC REMIC Series 4174, Class FB(c)
751,697	2.755	05/15/2039	750,373
FHLMC REMIC Series 4320, Class FD
365,901	2.855	07/15/2039	366,689
FHLMC REMIC Series 4477, Class FG
486,084	2.599	10/15/2040	484,095
FHLMC REMIC Series 4508, Class CF(c)
345,112	2.855	09/15/2045	346,670
FHLMC REMIC Series 4631, Class GF
2,217,427	2.955	11/15/2046	2,231,898
FHLMC REMIC Series 4637, Class QF(c)
1,896,891	3.349	04/15/2044	1,898,271
FNMA REMIC Series 2006-82, Class F
167,513	3.076	09/25/2036	168,691
FNMA REMIC Series 2006-96, Class FA
544,207	2.806	10/25/2036	543,482
FNMA REMIC Series 2007-33, Class HF
93,348	2.856	04/25/2037	93,387
FNMA REMIC Series 2007-36, Class F
155,757	2.736	04/25/2037	155,019
FNMA REMIC Series 2007-85, Class FC
424,208	3.046	09/25/2037	427,507
FNMA REMIC Series 2008-8, Class FB
361,093	3.326	02/25/2038	364,771
FNMA REMIC Series 2011-63, Class FG
370,989	2.956	07/25/2041	372,267
FNMA REMIC Series 2012-35, Class QF
1,152,848	2.906	04/25/2042	1,155,229
FNMA REMIC Series 2016-1, Class FT
1,118,578	2.856	02/25/2046	1,120,402
FNMA REMIC Series 2017-45, Class FA
679,302	2.619	06/25/2047	678,226
FNMA REMIC Series 2017-96, Class FC
1,234,640	2.906	12/25/2057	1,235,890
GNMA REMIC Series 2005-48, Class AF
551,291	2.670	06/20/2035	548,165

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
GNMA REMIC Series 2012-98, Class FA
$515,235	2.870%	08/20/2042	$517,439
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(c)
118,018	2.829	10/07/2020	118,017
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A(c)
297,366	2.850	11/05/2020	297,456
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
924,770	2.829	01/08/2020	924,549

			19,109,462

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,962,325)			$22,961,449

Commercial Mortgage-Backed Security(a) – 0.5%
Agency Multi-Family – 0.5%
FNMA ACES REMIC Series 2017-M13, Class FA
$425,071	2.701%	10/25/2024	$421,228
(Cost $424,607)

U.S. Government Agency Security(a) – 2.4%
FNMA
$2,000,000	(SOFR + 0.16%), 2.620%	01/30/2020	$2,001,622
(Cost $2,000,000)

Asset-Backed Securities – 38.8%
Automobile – 8.1%
Ally Master Owner Trust Series 2017-3, Class A1(a)(c)
$1,350,000	2.885%	06/15/2022	$1,349,187
Ally Master Owner Trust Series 2018-1, Class A2(c)
800,000	2.700	01/17/2023	794,411
Chesapeake Funding II LLC Series 2016-2A, Class A2(a)(b)(c)
190,539	3.455	06/15/2028	190,889
Chesapeake Funding II LLC Series 2017-3A, Class A2(a)(b)(c)
389,855	2.795	08/15/2029	388,614
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2(a)
1,210,000	3.025	01/15/2022	1,213,218
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(a)(b)(c)
900,000	2.885	07/15/2022	898,737
Mercedes-Benz Master Owner Trust Series 2018-AA, Class A(a)(b)(c)
1,500,000	2.715	05/16/2022	1,497,408
Nissan Master Owner Trust Receivables Series 2017-C, Class A(a)(c)
300,000	2.775	10/17/2022	299,275

			6,631,739

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(b)(c) – 6.3%
Bowman Park CLO Ltd. Series 2014-1A, Class AR
$250,000	3.857%	11/23/2025	$249,315
CBAM Ltd. Series 2018-5A, Class A
1,100,000	3.469	04/17/2031	1,086,875
Cutwater Ltd. Series 2014-1A, Class A1AR
292,081	3.686	07/15/2026	291,811
Dryden 64 CLO Ltd. Series 2018-64A, Class A
600,000	3.415	04/18/2031	585,190
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R
213,369	3.575	04/18/2026	212,716
Madison Park Funding XXX Ltd. Series 2018-30A, Class A
1,100,000	3.186	04/15/2029	1,072,776
Parallel Ltd. Series 2015-1A, Class AR
300,000	3.319	07/20/2027	296,658
Pikes Peak CLO 2 Series 2018-2A, Class A
800,000	4.109	01/18/2032	797,842
Trinitas CLO II Ltd. Series 2014-2A, Class A1R
265,980	3.616	07/15/2026	264,873
WhiteHorse IX Ltd. Series 2014-9A, Class AR
356,711	3.609	07/17/2026	355,195

			5,213,251

Credit Card(a) – 8.0%
BA Credit Card Trust Series 2014-A1, Class A
1,000,000	2.835	06/15/2021	1,000,066
Capital One Multi-Asset Execution Trust Series 2016-A1, Class A1(c)
300,000	2.905	02/15/2022	300,213
CARDS II Trust Series 2017-1A, Class A(b)
300,000	2.825	04/18/2022	299,977
CARDS II Trust Series 2018-1A, Class A(b)(c)
2,200,000	2.805	04/17/2023	2,202,243
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5(c)
1,400,000	3.124	04/22/2026	1,406,154
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7(c)
500,000	2.757	08/08/2024	498,390
Trillium Credit Card Trust II Series 2018-1A, Class A(b)(c)
900,000	2.756	02/27/2023	898,315

			6,605,358

Student Loans(a) – 16.4%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
424,160	3.306	12/26/2044	422,223
Access Group, Inc. Series 2015-1, Class A(b)(c)
173,695	3.206	07/25/2056	172,561
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A(c)
416,407	3.115	02/25/2041	413,709
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2(c)
945,861	3.477	02/25/2030	945,800
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
230,249	3.856	07/26/2066	233,263
ECMC Group Student Loan Trust Series 2018-1A, Class A(b)(c)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate			Maturity Date		Value

Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
$670,877		3.256%		02/27/2068		$667,865
Edsouth Indenture No. 1 LLC Series 2010-1, Class A1(b)(c)
311,484		3.340		07/25/2023		311,442
Edsouth Indenture No. 4 LLC Series 2013-1, Class A(b)(c)
127,218		3.076		02/26/2029		125,852
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b)(c)
227,849		3.206		02/25/2039		226,239
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
160,358		3.306		06/25/2026		160,412
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(b)
500,000		3.306		04/26/2032		491,504
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
420,110		3.140		04/25/2035		417,112
Educational Funding of the South, Inc. Series 2012-1, Class A
291,598		3.365		03/25/2036		292,043
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)(c)
59,342		3.506		02/25/2025		59,349
Goal Capital Funding Trust Series 2006-1, Class A4(c)
53,881		2.827		11/27/2028		53,837
Higher Education Funding I Series 2014-1, Class A(b)(c)
272,737		3.739		05/25/2034		275,018
Illinois Student Assistance Commission Series 2010-1, Class A3
198,664		3.390		07/25/2045		198,811
Kentucky Higher Education Student Loan Corp. Series 2013-2, Class A1(c)
602,066		2.949		09/01/2028		595,113
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
560,407		3.099		12/01/2031		555,578
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
590,384		3.470		05/20/2030		592,694
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
1,030,440		3.756		06/25/2065		1,038,486
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
225,836		3.656		03/25/2066		226,704
Nelnet Student Loan Trust Series 2006-1, Class A5(c)
651,080		2.763		08/23/2027		648,813
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
135,720		2.590		01/25/2030		135,498
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
78,456		3.136		01/25/2037		77,964
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(c)
200,000		3.340		10/25/2037		200,534
North Carolina State Education Assistance Authority Series 2010-1, Class A1(c)
100,779		3.390		07/25/2041		100,567
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(c)
75,528		3.346		07/01/2024		75,559
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(c)
483,520		2.630		10/25/2035		473,066

Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
Scholar Funding Trust Series 2010-A, Class A(b)(c)
$233,757	3.259%		10/28/2041		$231,714
Scholar Funding Trust Series 2011-A, Class A(b)(c)
200,901	3.409		10/28/2043		200,579
SLM Student Loan Trust Series 2005-5, Class A4(c)
1,000,711	2.627		10/25/2028		994,084
SLM Student Loan Trust Series 2005-9, Class A6(c)
56,994	3.037		10/26/2026		56,994
SLM Student Loan Trust Series 2007-1, Class A5(c)
920,906	2.580		01/26/2026		918,004
SLM Student Loan Trust Series 2008-5, Class A4(c)
124,995	4.187		07/25/2023		126,948
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
81,922	3.250		10/01/2024		82,170
Utah State Board of Regents Series 2015-1, Class A(c)
329,290	3.106		02/25/2043		326,951
Utah State Board of Regents Series 2016-1, Class A
380,884	3.256		09/25/2056		379,478
Wachovia Student Loan Trust Series 2005-1, Class A5(c)
13,523	2.620		01/26/2026		13,509

					13,518,047

TOTAL ASSET-BACKED SECURITIES
(Cost $32,006,874)					$31,968,395

Supranational(a) – 1.2%
International Bank for Reconstruction & Development
$1,000,000	(SOFR + 0.22%), 2.680%		08/21/2020		$1,000,318
(Cost $1,000,000)

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017
$97,093	(1 Mo. LIBOR + 0.50%), 3.022%		01/25/2033		$96,408
(Cost $97,093)

U.S. Treasury Obligations – 10.9%
U.S. Treasury Bonds
$220,000	3.750%		11/15/2043		$248,645
U.S. Treasury Notes(a)
1,500,000	(3 Mo. U.S. T-Bill MMY + 0.03%), 2.463		04/30/2020		1,499,248
2,300,000	(3 Mo. U.S. T-Bill MMY + 0.04%), 2.473		07/31/2020		2,298,054

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
$4,900,000	(3 Mo. U.S. T-Bill MMY + 0.05%), 2.475%	10/31/2020	$4,893,043

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,936,366)			$8,938,990

Shares	Dividend Rate	Value

Investment Company(d) – 11.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
9,734,004	2.521%	$9,734,004
(Cost $9,734,004)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 1.6%
Commercial Paper – 1.6%
Bell Canada, Inc.
$250,000	2.683%	01/22/2019	$249,580
General Electric Co.
250,000	3.186	03/01/2019	248,679
VW Credit, Inc.
250,000	2.577	01/07/2019	249,869
250,000	2.577	01/08/2019	249,850
300,000	2.820	03/20/2019	297,955

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,296,276)			$1,295,933

TOTAL INVESTMENTS – 98.8%
(Cost $81,421,170)			$81,346,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			947,922

NET ASSETS – 100.0%			$82,294,385

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2018.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,806,223, which represents approximately 20.4% of net assets as of December 31, 2018. The liquidity determination is unaudited.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MMY	—Money Market Yield
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
U.S.	—United States

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 10 Year Note	3	03/20/2019	$366,140	$8,996
U.S. Treasury 10 Year Ultra Note	3	03/20/2019	390,469	12,684

Total				$21,680

Short position contracts:
U.S. Treasury 2 Year Note	(6)	03/29/2019	$(1,273,594)	$(8,552)
U.S. Treasury 5 Year Note	(3)	03/29/2019	(343,992)	(5,685)
U.S. Treasury Long Bond	(11)	03/20/2019	(1,607,375)	(76,040)

Total				$(90,277)

Total Futures Contracts				$(68,597)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2018

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $41,084,294, $63,950,712, $47,541,835 and $71,687,166)(a)	$40,817,248	$153,920,966	$57,525,405	$71,612,459
Investments in affiliated issuers, at value (cost $275,823, $271,810, $1,640,990 and $9,734,004)	275,823	421,300	1,640,990	9,734,004
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $0, $193,706 and $0)	—	—	193,706	—
Cash	541,863	795,410	896,150	1,232,185
Foreign currencies, at value (cost $32,323, $0, $0 and $0)	32,621	—	—	—
Receivables:
Investments sold on an extended-settlement basis	4,105,664	—	—	114,078
Collateral on certain derivative contracts(b)	387,849	—	—	30,895
Interest and dividends	254,945	179,051	35,890	195,546
Reimbursement from investment adviser	22,183	54,394	19,114	18,368
Investments sold	3,954	49,189	—	—
Fund shares sold	99	—	319	7,998
Securities lending income	—	9	918	—
Unrealized gain on forward foreign currency exchange contracts	54,778	—	—	—
Variation margin on futures	—	7,680	—	—
Other assets	22	22	22	22

Total assets	46,497,049	155,428,021	60,312,514	82,945,555

Liabilities:
Forward sale contracts, at value (proceeds received $1,018,750, $0, $0 and $0)	1,024,029	—	—	—
Unrealized loss on forward foreign currency exchange contracts	64,103	—	—	—
Variation margin on futures	2,830	—	—	4,867
Variation margin on swaps	337	—	—	—
Payables:
Investments purchased on an extended-settlement basis	6,188,906	—	—	—
Management fees	13,239	28,555	42,895	20,274
Fund shares redeemed	13,180	85,900	16,917	15,596
Distribution and Service fees and Transfer Agency fees	8,447	36,714	9,355	19,312
Investments purchased	—	104,153	—	498,438
Payable upon return of securities loaned	—	—	193,706	—
Accrued expenses	108,525	74,430	80,013	92,683

Total liabilities	7,423,596	329,752	342,886	651,170

Net Assets:
Paid-in capital	41,600,463	69,204,454	47,790,382	83,452,648
Total distributable earnings (loss)	(2,527,010)	85,893,815	12,179,246	(1,158,263)

NET ASSETS	$39,073,453	$155,098,269	$59,969,628	$82,294,385
Net Assets:
Institutional	$2,656,969	$—	$59,177	$2,326,116
Service	36,416,484	155,098,269	59,910,451	72,784,441
Advisor	—	—	—	7,183,828

Total Net Assets	$39,073,453	$155,098,269	$59,969,628	$82,294,385
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	260,360	—	22,518	224,093
Service	3,567,846	10,747,382	23,599,075	7,024,509
Advisor	—	—	—	692,634
Net asset value, offering and redemption price per share:
Institutional	$10.20	—	$2.63	$10.38
Service	10.21	14.43	2.54	10.36
Advisor	—	—	—	10.37

(a) Includes loaned securities having a market value of $189,030 for the Growth Opportunities Fund.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$62,029	$115,820
High Quality Floating Rate	—	30,895	—

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2018

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,527,179	$1,351	$—	$1,751,293
Dividends — affiliated issuers	27,180	8,262	18,778	91,594
Dividends — unaffiliated issuers	—	3,434,398	700,823	—
Securities lending income — affiliated issuer	—	717	—	—
Securities lending income — unaffiliated issuer	—	—	7,665	—

Total investment income	1,554,359	3,444,728	727,266	1,842,887

Expenses:
Management fees	198,497	525,957	873,240	257,316
Distribution and Service fees(a)	122,530	438,296	234,699	198,422
Professional fees	111,201	95,669	95,674	98,499
Custody, accounting and administrative services	66,896	56,814	59,958	60,889
Printing and mailing costs	49,993	67,972	47,797	45,694
Trustee fees	16,150	16,418	16,238	16,218
Transfer Agency fees(a)	9,924	35,061	18,786	15,233
Other	7,342	22,625	8,653	7,450

Total expenses	582,533	1,258,812	1,355,045	699,721

Less — expense reductions	(253,318)	(411,057)	(405,463)	(235,871)

Net expenses	329,215	847,755	949,582	463,850

NET INVESTMENT INCOME (LOSS)	1,225,144	2,596,973	(222,316)	1,379,037

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $2,163 and $0)	(1,022,449)	11,617,060	38,998,411	26,862
Investments — affiliated issuers	—	21,235	—	—
Futures contracts	(365,196)	(14,936)	—	55,912
Purchased options	(1,102)	—	—	—
Swap contracts	(41,573)	—	—	(3,939)
Forward foreign currency exchange contracts	(115,183)	—	—	—
Foreign currency transactions	7,126	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,504,228)	(21,281,591)	(38,082,096)	(272,680)
Investments — affiliated issuers	—	(250,441)	—	—
Futures contracts	6,981	(66,039)	—	(60,549)
Purchased options	(1,966)	—	—	—
Swap contracts	26,797	—	—	1,873
Forward foreign currency exchange contracts	(111,142)	—	—	—
Foreign currency translation	(1,500)	—	—	—

Net realized and unrealized gain (loss)	(3,123,435)	(9,974,712)	916,315	(252,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,898,291)	$(7,377,739)	$693,999	$1,126,516

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$122,530	N/A	$122	$9,802	N/A
Equity Index	438,296	N/A	N/A	35,061	N/A
Growth Opportunities	234,699	N/A	11	18,775	N/A
High Quality Floating Rate	174,682	$23,740	73	13,973	$1,187

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund			Equity Index Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$1,225,144	$2,151,679		$2,596,973	$2,634,930
Net realized gain (loss)	(1,538,377)	1,020,532		11,623,359	9,666,167
Net change in unrealized gain (loss)	(1,585,058)	261,262		(21,598,071)	20,858,368

Net increase (decrease) in net assets resulting from operations	(1,898,291)	3,433,473		(7,377,739)	33,159,465

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(14,101)	(5,356	)(a)	—	—
Service Shares	(1,241,765)	(2,870,144	)(a)	(13,646,931)	(10,027,577	)(a)

Total distributions to shareholders	(1,255,866)	(2,875,500)		(13,646,931)	(10,027,577)

From share transactions:
Proceeds from sales of shares	5,175,072	7,052,506		4,433,966	2,056,692
Reinvestment of distributions	1,255,866	2,875,500		13,646,931	10,027,577
Cost of shares redeemed	(73,392,129)	(11,863,453)		(20,993,560)	(21,731,411)

Net decrease in net assets resulting from share transactions	(66,961,191)	(1,935,447)		(2,912,663)	(9,647,142)

TOTAL INCREASE (DECREASE)	(70,115,348)	(1,377,474)		(23,937,333)	13,484,746

Net assets:(b)

Beginning of year	109,188,801	110,566,275		179,035,602	165,550,856

End of year	$39,073,453	$109,188,801		$155,098,269	$179,035,602

(a) Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distributions from net investment income:
Core Fixed Income Fund:	$(5,356)	$(2,870,144)
Equity Index Fund:	—	(2,616,868)

Distributions from net realized gains:
Equity Index Fund:	$—	$(7,410,709)

(b)

Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $134,428 and $262,554 for the Core Fixed Income and Equity Index Funds, respectively, as of December 31, 2017.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund			High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income (loss)	$(222,316)	$(428,934)		$1,379,037	$755,781
Net realized gain	38,998,411	21,900,883		78,835	28,050
Net change in unrealized gain (loss)	(38,082,096)	18,521,181		(331,356)	202,672

Net increase in net assets resulting from operations	693,999	39,993,130		1,126,516	986,503

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(37,921)	(4,985	)(a)	(12,809)	(956	)(a)
Service Shares	(39,325,197)	(16,867,555	)(a)	(1,323,812)	(842,342	)(a)
Advisor Shares	—	—		(107,740)	(43,482	)(a)

Total distributions to shareholders	(39,363,118)	(16,872,540)		(1,444,361)	(886,780)

From share transactions:
Proceeds from sales of shares	2,826,810	4,405,396		21,196,717	12,689,584
Reinvestment of distributions	39,363,118	16,872,540		1,444,361	886,780
Cost of shares redeemed	(114,387,857)	(33,003,465)		(11,359,427)	(10,739,000)

Net increase (decrease) in net assets resulting from share transactions	(72,197,929)	(11,725,529)		11,281,651	2,837,364

TOTAL INCREASE (DECREASE)	(110,867,048)	11,395,061		10,963,806	2,937,087

Net assets:(b)

Beginning of year	170,836,676	159,441,615		71,330,579	68,393,492

End of year	$59,969,628	$170,836,676		$82,294,385	$71,330,579

(a) Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service	Advisor
Distributions from net investment income:
High Quality Floating Rate Fund:	$(956)	$(842,342)	$(43,482)

Distributions from net realized gains:
Growth Opportunities Fund:	$(4,985)	$(16,867,555)	$—

(b)

Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $3,637 and $94,959 for the Growth Opportunities and High Quality Floating Rate Funds, respectively, as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$10.66	$10.61	$10.53	$10.75	$10.48

Net investment income(a)	0.29	0.23	0.24	0.27	0.25

Net realized and unrealized gain (loss)	(0.37)	0.13	0.08	(0.20)	0.34

Total from investment operations	(0.08)	0.36	0.32	0.07	0.59

Distributions to shareholders from net investment income	(0.38)	(0.31)	(0.24)	(0.29)	(0.32)

Net asset value, end of year	$10.20	$10.66	$10.61	$10.53	$10.75

Total return(b)	(0.58)%	3.40%	2.98%	0.60%	5.68%

Net assets, end of year (in 000s)	$2,657	$241	$90	$26	$26

Ratio of net expenses to average net assets	0.42%	0.42%	0.43%	0.42%	0.44%

Ratio of total expenses to average net assets	1.06%	0.65%	0.65%	0.74%	0.65%

Ratio of net investment income to average net assets	2.88%	2.18%	2.28%	2.53%	2.31%

Portfolio turnover rate(c)	406%	229%	329%	376%	353%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$10.65	$10.60	$10.53	$10.76	$10.47

Net investment income(a)	0.25	0.21	0.22	0.24	0.22

Net realized and unrealized gain (loss)	(0.34)	0.12	0.07	(0.21)	0.36

Total from investment operations	(0.09)	0.33	0.29	0.03	0.58

Distributions to shareholders from net investment income	(0.35)	(0.28)	(0.22)	(0.26)	(0.29)

Net asset value, end of year	$10.21	$10.65	$10.60	$10.53	$10.76

Total return(b)	(0.83)%	3.14%	2.70%	0.27%	5.61%

Net assets, end of year (in 000s)	$36,416	$108,948	$110,476	$104,924	$107,063

Ratio of net expenses to average net assets	0.67%	0.67%	0.67%	0.67%	0.68%

Ratio of total expenses to average net assets	1.18%	0.90%	0.91%	0.99%	0.91%

Ratio of net investment income to average net assets	2.46%	1.95%	2.05%	2.27%	2.06%

Portfolio turnover rate(c)	406%	229%	329%	376%	353%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Index Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$16.60	$14.49	$13.91	$14.91	$13.68

Net investment income(a)	0.25	0.24	0.25	0.32	0.22

Net realized and unrealized gain (loss)	(1.04)	2.85	1.35	(0.18)	1.58

Total from investment operations	(0.79)	3.09	1.60	0.14	1.80

Distributions to shareholders from net investment income	(0.27)	(0.26)	(0.33)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	(1.11)	(0.72)	(0.69)	(0.86)	(0.32)

Total distributions	(1.38)	(0.98)	(1.02)	(1.14)	(0.57)

Net asset value, end of year	$14.43	$16.60	$14.49	$13.91	$14.91

Total return(b)	(4.87)%	21.29%	11.41%	0.94%	13.22%

Net assets, end of year (in 000s)	$155,098	$179,036	$165,551	$169,295	$190,009

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.49%

Ratio of total expenses to average net assets	0.72%	0.71%	0.73%	0.70%	0.71%

Ratio of net investment income to average net assets	1.48%	1.53%	1.73%	2.15%	1.55%

Portfolio turnover rate(c)	4%	2%	3%	4%	2%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$7.78	$6.78	$6.71	$7.72	$8.59

Net investment loss(a)	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	(0.31)	1.85	0.14	(0.39)	0.94

Total from investment operations	(0.32)	1.84	0.12	(0.40)	0.92

Distributions to shareholders from net realized gains	(4.83)	(0.84)	(0.05)	(0.61)	(1.79)

Net asset value, end of year	$2.63	$7.78	$6.78	$6.71	$7.72

Total return(b)	(4.17)%	27.14%	1.71%	(5.20)%	11.32%

Net assets, end of year (in 000s)	$59	$52	$3,518	$32	$33

Ratio of net expenses to average net assets	0.85%	0.87%	0.89%	0.93%	1.01%

Ratio of total expenses to average net assets	1.20%	1.14%	1.16%	1.14%	1.15%

Ratio of net investment loss to average net assets	(0.08)%	(0.13)%	(0.26)%	(0.19)%	(0.24)%

Portfolio turnover rate(c)	59%	57%	63%	57%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$7.70	$6.73	$6.68	$7.69	$8.58

Net investment loss(a)	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	(0.31)	1.83	0.12	(0.37)	0.93

Total from investment operations	(0.33)	1.81	0.10	(0.40)	0.90

Distributions to shareholders from net realized gains	(4.83)	(0.84)	(0.05)	(0.61)	(1.79)

Net asset value, end of year	$2.54	$7.70	$6.73	$6.68	$7.69

Total return(b)	(4.34)%	26.92%	1.42%	(5.20)%	11.10%

Net assets, end of year (in 000s)	$59,910	$170,785	$155,924	$168,653	$201,519

Ratio of net expenses to average net assets	1.01%	1.02%	1.05%	1.09%	1.17%

Ratio of total expenses to average net assets	1.44%	1.39%	1.40%	1.40%	1.39%

Ratio of net investment loss to average net assets	(0.24)%	(0.26)%	(0.37)%	(0.36)%	(0.39)%

Portfolio turnover rate(c)	59%	57%	63%	57%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$10.42	$10.41	$10.40	$10.49	$10.51

Net investment income(a)	0.24	0.14	0.11	0.06	0.05

Net realized and unrealized gain (loss)	(0.06)	0.03	0.03	(0.08)	(0.03)

Total from investment operations	0.18	0.17	0.14	(0.02)	0.02

Distributions to shareholders from net investment income	(0.22)	(0.16)	(0.13)	(0.07)	(0.04)

Net asset value, end of year	$10.38	$10.42	$10.41	$10.40	$10.49

Total return(b)	1.75%	1.62%	1.35%	(0.16)%	0.17%

Net assets, end of year (in 000s)	$2,326	$57	$25	$25	$25

Ratio of net expenses to average net assets	0.34%	0.36%	0.39%	0.38%	0.40%

Ratio of total expenses to average net assets	0.63%	0.72%	0.78%	0.81%	0.70%

Ratio of net investment income to average net assets	2.28%	1.33%	1.03%	0.54%	0.51%

Portfolio turnover rate(c)	36%	38%	47%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$10.40	$10.38	$10.38	$10.47	$10.51

Net investment income(a)	0.19	0.11	0.08	0.03	0.03

Net realized and unrealized gain (loss)	(0.03)	0.04	0.02	(0.07)	(0.04)

Total from investment operations	0.16	0.15	0.10	(0.04)	(0.01)

Distributions to shareholders from net investment income	(0.20)	(0.13)	(0.10)	(0.05)	(0.03)

Net asset value, end of year	$10.36	$10.40	$10.38	$10.38	$10.47

Total return(b)	1.50%	1.47%	1.00%	(0.42)%	(0.09)%

Net assets, end of year (in 000s)	$72,784	$66,548	$66,710	$69,625	$74,892

Ratio of net expenses to average net assets	0.60%	0.61%	0.65%	0.64%	0.66%

Ratio of total expenses to average net assets	0.91%	0.97%	1.04%	1.05%	0.96%

Ratio of net investment income to average net assets	1.82%	1.08%	0.77%	0.28%	0.25%

Portfolio turnover rate(c)	36%	38%	47%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Year Ended December 31,				For the Period October 15, 2014* to December 31, 2014
	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.41	$10.40	$10.40	$10.49	$10.51

Net investment income(a)	0.18	0.10	0.06	0.01	—	(b)

Net realized and unrealized gain (loss)	(0.04)	0.03	0.03	(0.06)	(0.02)

Total from investment operations	0.14	0.13	0.09	(0.05)	(0.02)

Distributions to shareholders from net investment income	(0.18)	(0.12)	(0.09)	(0.04)	—

Net asset value, end of period	$10.37	$10.41	$10.40	$10.40	$10.49

Total return(c)	1.37%	1.26%	0.96%	(0.57)%	(0.10	)%(d)

Net assets, end of period (in 000s)	$7,184	$4,726	$1,658	$1,315	$10

Ratio of net expenses to average net assets	0.75%	0.76%	0.80%	0.78%	0.77	%(e)

Ratio of total expenses to average net assets	1.05%	1.12%	1.18%	1.25%	1.13	%(e)

Ratio of net investment income to average net assets	1.69%	0.96%	0.62%	0.12%	0.15	%(e)

Portfolio turnover rate(f)	36%	38%	47%	14%	17%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(d)	Represents cumulative total returns
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$12,845,118	$—
Mortgage-Backed Securities	—	11,335,140	—
Collateralized Mortgage Obligations	—	1,274,093	—
Commercial Mortgage-Backed Security	—	147,394	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,220,016	986,501	—
Asset-Backed Securities	—	4,624,193	—
Foreign Government Securities	—	1,726,936	—
Municipal Bonds	—	408,277	—
Investment Company	275,823	—	—
Short-Term Investment	—	249,580	—

Total	$7,495,839	$33,597,232	$—

Liabilities
Fixed Income
Mortgage-Backed Security — Forward Sales Contract	$—	$(1,024,029)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$54,778	$—
Futures Contracts	219,563	—	—
Credit Default Swap Contracts	—	272	—
Interest Rate Swap Contracts	—	61,359	—

Total	$219,563	$116,409	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(64,103)	$—
Futures Contracts	(230,250)	—	—
Credit Default Swap Contracts	—	(24,101)	—
Interest Rate Swap Contracts	—	(43,254)	—

Total	$(230,250)	$(131,458)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$735,826	$—	$—
North America	153,532,294	—	—
Short-Term Investment	74,146	—	—

Total	$154,342,266	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(49,193)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$143,433	$—	$—
North America	57,381,972	—	—
Investment Company	1,640,990	—	—
Securities Lending Reinvestment Vehicle	193,706	—	—

Total	$59,360,101	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$8,938,990	$2,001,622	$—
Mortgage-Backed Securities	—	2,928,116	—
Collateralized Mortgage Obligations	—	22,961,449	—
Commercial Mortgage-Backed Security	—	421,228	—
Asset-Backed Securities	—	31,968,395	—
Municipal Bond	—	96,408	—
Supranational	—	1,000,318	—
Investment Company	9,734,004	—	—
Short Term Investments	—	1,295,933	—

Total	$18,672,994	$62,673,469	$—

Derivative Type

Assets(a)
Futures Contracts	$21,680	$—	$—

Liabilities(a)
Futures Contracts	$(90,277)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps contracts	$280,922	(a)	Variation margin on futures and swaps contracts	$(273,504	)(a)
Credit	Variation margin on Swap contracts	272	(a)	Variation margin on Swap contracts	(24,101	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	54,778		Payable for unrealized loss on forward foreign currency exchange contracts	(64,103)

Total		$335,972			$(361,708)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	—	$—	Variation margin on futures	$(49,193)

High Quality Floating Rate	Interest Rate	Variation margin on futures contracts	21,680	Variation margin on futures contracts	(90,277)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	$(414,361)	$55,641	190
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	6,490	(23,829)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(115,183)	(111,142)	386

Total		$(523,054)	$(79,330)	578

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(14,936)	$(66,039)	10

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$51,973	$(58,676)	65

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%
Growth Opportunities	0.87	0.87	0.78	0.74	0.73	0.93	0.83	*
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.34	0.30

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

Prior to April 30, 2018, the contractual management fee rates for the Growth Opportunities Fund and High Quality Floating Rate Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectuses dated April 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Growth Opportunities	1.00%	1.00%	0.90%	0.86%	0.84%
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $2,816, $1,759 and $8,472 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2018, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 30, 2019 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2018.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2018 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2019, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$2,816	$—	$904	$249,598	$253,318
Equity Index	157,790	—	780	252,487	411,057
Growth Opportunities	95,298	84,493	1,105	224,567	405,463
High Quality Floating Rate	31,988	—	1,033	202,850	235,871

F.  Line of Credit Facility — As of December 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2018, Goldman Sachs earned $7, $444 and $28 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2018:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Issuer
Equity Index	Goldman Sachs Group, Inc. (The)	$697,023	$8,590	$(55,107)	$21,235	$(250,441)	$421,300	2,522	$8,262

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
Core Fixed Income	$1,280,522	$37,924,082	$(38,928,781)	$275,823	275,823	$27,180
Growth Opportunities	572	26,207,214	(24,566,796)	1,640,990	1,640,990	18,778
High Quality Floating Rate	5,655,467	44,682,966	(40,604,429)	9,734,004	9,734,004	91,594

As of December 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 66% of the Institutional Shares of the Growth Opportunities Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

6.     PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$208,832,409	$15,981,943	$227,733,374	$54,198,281
Equity Index	—	7,580,560	—	20,919,487
Growth Opportunities	—	56,628,116	—	168,869,671
High Quality Floating Rate	13,296,224	17,054,325	8,701,263	15,491,895

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING (continued)

rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Equity Index Fund did not have securities on loan as of December 31, 2018.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018
Equity Index	$77	$168	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Fund	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018
Equity Index	$165,850	$1,835,625	$(2,001,475)	$—
Growth Opportunities	1,040,835	14,240,539	(15,087,668)	193,706

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$1,255,866	$2,726,622	$5,004,305	$1,444,361
Net long-term capital gains	—	10,920,309	34,358,813	—
Total taxable distributions	$1,255,866	$13,646,931	$39,363,118	$1,444,361

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,875,500	$2,728,376	$—	$886,780
Net long-term capital gains	—	7,299,201	16,872,540	—
Total taxable distributions	$2,875,500	$10,027,577	$16,872,540	$886,780

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

8.    TAX INFORMATION (continued)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$99,899	$136,525	$773,892	$158,141
Undistributed long-term capital gains	—	1,545,206	2,419,597	—
Total undistributed earnings	$99,899	$1,681,731	$3,193,489	$158,141
Capital loss carryforwards(1):
Perpetual short-term	$(1,042,210)	$—	$—	$(166,128)
Perpetual long-term	(1,165,002)	—	—	(969,533)
Total capital loss carryforwards	$(2,207,212)	$—	$—	$(1,135,661)
Timing differences (§ 857 (b)(9) deferred dividend, post October loss deferral, and straddle loss deferrals)	$(143,546)	$(129,576)	$(239,899)	$(106,038)
Unrealized gains (losses) — net	(276,151)	84,341,660	9,225,656	(74,705)
Total accumulated earnings (losses) — net	$(2,527,010)	$85,893,815	$12,179,246	$(1,158,263)

(1)	The Core Fixed Income Fund had $4,214,815 capital loss carryforwards expire in the current fiscal year end.

As of December 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$41,337,322	$69,996,259	$50,134,445	$81,352,571
Gross unrealized gain	813,985	94,948,964	13,126,789	273,496
Gross unrealized loss	(1,090,136)	(10,607,304)	(3,901,133)	(348,201)
Net unrealized security gain (loss)	$(276,151)	$84,341,660	$9,225,656	$(74,705)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and swap transactions.

The Core Fixed Income Fund reclassified $4,214,815 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

The Equity Index Fund reclassified $44,846 from distributable earnings to paid in capital for the year ending December 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

10.    INDEMNIFICATIONS (continued)

course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13— Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	239,264	$2,398,042	15,479	$164,881
Reinvestment of distributions	1,385	14,101	504	5,356
Shares redeemed	(2,860)	(29,294)	(1,931)	(20,628)
	237,789	2,382,849	14,052	149,609
Service Shares
Shares sold	269,492	2,777,030	646,406	6,887,625
Reinvestment of distributions	121,784	1,241,765	270,542	2,870,144
Shares redeemed	(7,052,075)	(73,362,835)	(1,110,095)	(11,842,825)
	(6,660,799)	(69,344,040)	(193,147)	(2,085,056)

NET DECREASE	(6,423,010)	$(66,961,191)	(179,095)	$(1,935,447)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	255,683	$4,433,966	128,581	$2,056,692
Reinvestment of distributions	931,531	13,646,931	600,454	10,027,577
Shares redeemed	(1,225,406)	(20,993,560)	(1,367,871)	(21,731,411)

NET DECREASE	(38,192)	$(2,912,663)	(638,836)	$(9,647,142)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,452	$10,553	48,128	$365,935
Reinvestment of distributions	14,418	37,921	642	4,985
Shares redeemed	—	(6)	(560,729)	(4,411,997)
	15,870	48,468	(511,959)	(4,041,077)
Service Shares
Shares sold	400,481	2,816,257	531,350	4,039,461
Reinvestment of distributions	15,482,361	39,325,197	2,196,296	16,867,555
Shares redeemed	(14,466,620)	(114,387,851)	(3,713,893)	(28,591,468)
	1,416,222	(72,246,397)	(986,247)	(7,684,452)

NET INCREASE (DECREASE)	1,432,092	$(72,197,929)	(1,498,206)	$(11,725,529)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2018

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	220,421	$2,298,983	6,236	$65,055
Reinvestment of distributions	1,234	12,809	92	956
Shares redeemed	(2,992)	(31,202)	(3,345)	(34,922)
	218,663	2,280,590	2,983	31,089
Service Shares
Shares sold	1,428,964	14,877,058	537,817	5,602,003
Reinvestment of distributions	127,506	1,323,812	80,994	842,342
Shares redeemed	(930,951)	(9,686,886)	(643,776)	(6,705,632)
	625,519	6,513,984	(24,965)	(261,287)
Advisor Shares
Shares sold	385,926	4,020,676	673,871	7,022,526
Reinvestment of distributions	10,367	107,740	4,176	43,482
Shares redeemed	(157,560)	(1,641,339)	(383,555)	(3,998,446)
	238,733	2,487,077	294,492	3,067,562

NET INCREASE	1,082,915	$11,281,651	272,510	$2,837,364

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund (four of the funds constituting Goldman Sachs Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$1,013.20		$2.13	N/A	N/A		N/A	$1,000	$921.60		$4.12	$1,000	$1,008.00		$1.72
Hypothetical 5% return	1,000	1,023.09	+	2.14	N/A	N/A		N/A	1,000	1,020.92	+	4.33	1,000	1,023.49	+	1.73
Service

Actual	1,000	1,011.90		3.40	$1,000	$928.90		$2.33	1,000	920.70		4.89	1,000	1,006.70		3.03
Hypothetical 5% return	1,000	1,021.83	+	3.41	1,000	1,022.79	+	2.45	1,000	1,020.11	+	5.14	1,000	1,022.18	+	3.06
Advisor

Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,005.80		3.79
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.42	+	3.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.85	1.01	N/A
High Quality Floating Rate	0.34	0.60	0.75%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 100% and 9.27% of the dividends paid from net investment company taxable income by the Equity Index and Growth Opportunities Funds qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $10,920,309 and $34,358,813 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2018.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2019 Goldman Sachs. All rights reserved.

VITMLTIAR-19/157038-OTU-914415/15.2k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.

The Multifactor Models rely on some or all of the following investment pillars and themes to forecast the returns of individual securities (although additional pillars or themes may be added in the future without prior notice):

Fundamental Mispricings

• Valuation: The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

High Quality Business Models

• Profitability: The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

• Quality: The Quality theme assesses both firm and management quality.

• Management: The Management theme assesses the characteristics, policies and strategic decisions of company management.

Market Themes and Trends

• Momentum: The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Sentiment Analysis

• Sentiment: The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –8.62% and –8.82%, respectively. These returns compare to the –11.01% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned –9.03% in December 2018, posting its worst December since 1931 and bringing its total return to –4.38% for the Reporting Period, the worst calendar year since 2008.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season, U.S. equities endured a challenging and volatile year in 2018. In February 2018, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in calendar year 2018 and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial Federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund posted negative absolute returns but outperformed the Russell Index on a relative basis. Four of our quantitative model’s six investment themes added to relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. Momentum contributed most positively to relative performance, followed by Quality and Management. The Sentiment theme also contributed positively, albeit to a lesser extent. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme assesses both firm and financial quality. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Fund’s Valuation theme detracted most from the Fund’s relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme also detracted, albeit to a much lesser extent. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the industrials, financials and consumer discretionary sectors contributed most positively to the Fund’s results relative to the Russell Index. Partially offsetting these positive contributors was having an overweight to energy, the weakest sector in the Russell Index during the Reporting Period, which detracted from the Fund’s relative results. Having an overweight to materials, which lagged the Russell Index during the Reporting Period, and underweights to information technology which outperformed the Russell Index during the annual period, also hurt. There were no significant detractors from a stock selection perspective during the Reporting Period.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in genomic-based cancer clinical diagnostic tests developer Genomic Health, human resources and business optimization services provider Insperity and alternate-site health care services provider Amedisys. We chose to overweight Genomic Health because of our positive views on Value and Sentiment. Our positive views on Momentum and Profitability led us to overweight Insperity. The Fund had an overweight in Amedisys based on our positive views on Quality and Profitability.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in integrated heavy construction and industrial equipment services company H&E Equipment Services, automotive systems manufacturer and distributor Cooper-Standard Holdings and behavioral health care treatment services coordinator Magellan Health. The Fund had an overweight position in H&E Equipment Services based on our positive views on Management and Value. We chose to overweight Cooper-Standard Holdings due to our positive views on Value and Sentiment. Our positive view on Momentum led us to overweight Magellan Health.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the second quarter of 2018, we introduced two new signals to our Sentiment theme in the U.S. region that use options data to gauge sentiment around companies. The first signal looks at high conviction option purchases to assess how strongly market participants feel about the prospects of a particular stock. The second signal aims to infer the positive or negative sentiment around a stock by looking at put and call options purchased for the particular company.

We also introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insights into price movements of related companies. The signal, introduced in the U.S., European, Japanese and emerging markets regions, uses natural language processing to read through various sections in the patent document to form linkages.

In the fourth quarter of 2018, we added a signal within our Quality theme that uses novel data to help us understand consumer retail trends. We believe this signal will complement our existing suite of alternative data metrics to help us better understand retailers’ earnings growth. We also added a number of signals that utilize natural language processing and regulatory filings to help us better understand the regulatory and business risks faced by companies.

Within our Sentiment theme, we enhanced our existing signals, which use machine learning to help understand sell-side analyst sentiment. With a larger body of sell-side research reports to analyze, we introduced a new machine learning algorithm to help classify sentiment.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2018, the Fund was overweight the consumer discretionary, communication services, energy and materials sectors relative to the Russell Index. The Fund was underweight information technology, industrials and utilities and was rather neutrally weighted in financials, health care, real estate and consumer staples compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

5

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-8.62%	5.62%	12.89%	6.34%	2/13/98
Service	-8.82	5.34	12.60	6.44	8/31/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.95%
Service	1.06	1.20

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183,4

Holding	% of Net Assets	Line of Business
Texas Roadhouse, Inc.	0.9%	Consumer Services
Portland General Electric Co.	0.9	Utilities
Nexstar Media Group, Inc. Class A	0.8	Media & Entertainment
NorthWestern Corp.	0.8	Utilities
Fabrinet	0.8	Technology Hardware & Equipment
Insperity, Inc.	0.8	Commercial & Professional Services
Argo Group International Holdings Ltd.	0.8	Insurance
Amedisys, Inc.	0.8	Health Care Equipment & Services
American Equity Investment Life Holding Co.	0.7	Insurance
J&J Snack Foods Corp.	0.7	Food, Beverage & Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 1.2% of the Fund’s net assets as of 12/31/2018.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at December 31, 2018.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	-8.62%	5.62%	12.89%	6.34%
Service (Commenced August 31, 2007)	-8.82%	5.34%	12.60%	6.44%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 98.7%
Automobiles & Components – 0.4%
5,612	Cooper Tire & Rubber Co.	$181,436
1,523	Dana, Inc.	20,758
1,164	Modine Manufacturing Co.*	12,583
1,950	Standard Motor Products, Inc.	94,439
1,388	Tower International, Inc.	33,034

		342,250

Banks – 11.7%
5,025	1st Source Corp.	202,708
410	ACNB Corp.	16,092
6,734	Amalgamated Bank Class A	131,313
629	Arrow Financial Corp.	20,141
5,023	Bancorp, Inc. (The)*	39,983
1,379	BankFinancial Corp.	20,616
637	Banner Corp.	34,067
3,461	Berkshire Hills Bancorp, Inc.	93,343
22,908	Cadence BanCorp	384,396
1,424	Cathay General Bancorp	47,747
25,183	CenterState Bank Corp.	529,850
20,596	Central Pacific Financial Corp.	501,513
378	Century Bancorp, Inc. Class A	25,602
1,667	ConnectOne Bancorp, Inc.	30,789
13,755	Customers Bancorp, Inc.*	250,341
27,944	CVB Financial Corp.	565,307
650	Enterprise Bancorp, Inc.	20,904
5,191	Equity Bancshares, Inc. Class A*	182,983
5,742	Essent Group Ltd.*	196,262
4,753	Federal Agricultural Mortgage Corp. Class C	287,271
3,352	Financial Institutions, Inc.	86,146
9,832	First Bancorp	321,113
38,879	First Commonwealth Financial Corp.	469,658
4,373	First Financial Corp.	175,576
6,418	First Internet Bancorp	131,184
894	First of Long Island Corp. (The)	17,835
1,792	Flushing Financial Corp.	38,582
24,846	Fulton Financial Corp.	384,616
11,668	Hanmi Financial Corp.	229,860
7,836	Hilltop Holdings, Inc.	139,716
13,545	Home BancShares, Inc.	221,325
1,069	HomeTrust Bancshares, Inc.	27,986
8,589	Independent Bank Group, Inc.	393,118
16,087	International Bancshares Corp.	553,393
50,987	Investors Bancorp, Inc.	530,265
2,488	LegacyTexas Financial Group, Inc.	79,840
2,006	Macatawa Bank Corp.	19,298
4,969	Mercantile Bank Corp.	140,424
583	Metropolitan Bank Holding Corp.*	17,986
1,752	NMI Holdings, Inc. Class A*	31,273
11,582	OFG Bancorp	190,640
1,281	Opus Bank	25,095
807	Pacific Premier Bancorp, Inc.*	20,595
1,516	Parke Bancorp, Inc.	28,372
4,137	PennyMac Financial Services, Inc.	87,953
37,555	Radian Group, Inc.	614,400
1,756	Riverview Bancorp, Inc.	12,784

Common Stocks – (continued)
Banks – (continued)
3,977	Sierra Bancorp	$95,567
690	South State Corp.	41,365
1,776	Southern National Bancorp of Virginia, Inc.	23,479
800	Territorial Bancorp, Inc.	20,784
10,094	TriCo Bancshares	341,076
20,737	TrustCo Bank Corp.	142,256
2,994	United Bankshares, Inc.	93,143
11,556	United Community Banks, Inc.	247,992
3,909	United Community Financial Corp.	34,595
29,714	Valley National Bancorp	263,860
2,994	WSFS Financial Corp.	113,503

		9,987,881

Capital Goods – 6.8%
1,454	Advanced Drainage Systems, Inc.	35,259
7,751	Aegion Corp.*	126,496
11,668	Aerojet Rocketdyne Holdings, Inc.*	411,064
4,375	Albany International Corp. Class A	273,131
1,402	Atkore International Group, Inc.*	27,816
2,376	Barnes Group, Inc.	127,401
3,873	BMC Stock Holdings, Inc.*	59,954
11,288	Comfort Systems USA, Inc.	493,060
18,970	Continental Building Products, Inc.*	482,787
1,476	Ducommun, Inc.*	53,608
737	DXP Enterprises, Inc.*	20,518
1,870	Dycom Industries, Inc.*	101,055
7,702	EMCOR Group, Inc.	459,732
286	EnerSys	22,196
692	EnPro Industries, Inc.	41,589
805	ESCO Technologies, Inc.	53,090
8,291	H&E Equipment Services, Inc.	169,302
2,116	Herc Holdings, Inc.*	54,995
12,631	Hillenbrand, Inc.	479,094
614	Hurco Cos., Inc.	21,920
769	Kaman Corp.	43,133
3,589	MasTec, Inc.*	145,570
3,303	Meritor, Inc.*	55,854
22,542	Milacron Holdings Corp.*	268,024
4,149	Miller Industries, Inc.	112,023
1,037	Moog, Inc. Class A	80,347
1,682	MRC Global, Inc.*	20,571
1,023	NV5 Global, Inc.*	61,943
6,203	Rexnord Corp.*	142,359
2,756	Rush Enterprises, Inc. Class A	95,027
9,859	Simpson Manufacturing Co., Inc.	533,668
554	SiteOne Landscape Supply, Inc.*	30,620
1,033	Systemax, Inc.	24,678
8,033	Titan Machinery, Inc.*	105,634
13,521	TriMas Corp.*	368,988
7,824	Tutor Perini Corp.*	124,949
2,090	Vectrus, Inc.*	45,102

		5,772,557

Commercial & Professional Services – 5.1%
1,665	Advanced Disposal Services, Inc.*	39,860

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
2,195	Barrett Business Services, Inc.	$125,664
13,080	CBIZ, Inc.*	257,676
5,248	CRA International, Inc.	223,302
2,705	Deluxe Corp.	103,980
5,147	Exponent, Inc.	261,004
2,795	Huron Consulting Group, Inc.*	143,412
1,971	ICF International, Inc.	127,681
7,223	Insperity, Inc.	674,339
16,480	Kforce, Inc.	509,562
13,120	Korn/Ferry International	518,765
11,463	McGrath RentCorp	590,115
18,717	Navigant Consulting, Inc.	450,144
7,239	TrueBlue, Inc.*	161,068
143	UniFirst Corp.	20,459
439	US Ecology, Inc.	27,648
3,469	WageWorks, Inc.*	94,218

		4,328,897

Consumer Durables & Apparel – 4.1%
14,176	American Outdoor Brands Corp.*	182,303
1,017	Bassett Furniture Industries, Inc.	20,381
32,700	Callaway Golf Co.	500,310
16,487	Crocs, Inc.*	428,332
13,400	Ethan Allen Interiors, Inc.	235,706
990	Fossil Group, Inc.*	15,573
1,442	Helen of Troy Ltd.*	189,162
2,876	Installed Building Products, Inc.*	96,892
832	Johnson Outdoors, Inc. Class A	48,872
13,870	KB Home	264,917
4,723	Malibu Boats, Inc. Class A*	164,360
11,768	MasterCraft Boat Holdings, Inc.*	220,062
7,166	Meritage Homes Corp.*	263,136
911	Nautilus, Inc.*	9,930
2,765	Sturm Ruger & Co., Inc.	147,153
10,584	Tupperware Brands Corp.	334,137
19,770	Vista Outdoor, Inc.*	224,389
14,465	William Lyon Homes Class A*	154,631
2,380	ZAGG, Inc.*	23,276

		3,523,522

Consumer Services – 5.9%
1,504	American Public Education, Inc.*	42,804
8,362	BJ’s Restaurants, Inc.	422,866
3,218	Bloomin’ Brands, Inc.	57,570
1,014	Boyd Gaming Corp.	21,071
5,492	Brinker International, Inc.(a)	241,538
14,521	Carrols Restaurant Group, Inc.*	142,887
8,934	Cheesecake Factory, Inc. (The)	388,718
5,091	Chegg, Inc.*	144,686
3,631	Denny’s Corp.*	58,859
7,779	Fiesta Restaurant Group, Inc.*	120,652
52,737	Houghton Mifflin Harcourt Co.*	467,250
6,923	Jack in the Box, Inc.	537,432
21,290	K12, Inc.*	527,779
2,782	Planet Fitness, Inc. Class A*	149,171
11,530	Red Robin Gourmet Burgers, Inc.*	308,082

Common Stocks – (continued)
Consumer Services – (continued)
14,969	SeaWorld Entertainment, Inc.*	$330,665
12,582	Texas Roadhouse, Inc.	751,145
2,358	Weight Watchers International, Inc.*	90,901
4,208	Wingstop, Inc.	270,112

		5,074,188

Diversified Financials – 2.6%
32,165	Anworth Mortgage Asset Corp. (REIT)	129,947
1,618	Artisan Partners Asset Management, Inc. Class A	35,774
7,241	BrightSphere Investment Group plc	77,334
10,861	Cannae Holdings, Inc.*	185,940
1,169	Cherry Hill Mortgage Investment Corp. (REIT)	20,504
11,103	Enova International, Inc.*	216,064
4,321	Focus Financial Partners, Inc. Class A*	113,772
2,212	Green Dot Corp. Class A*	175,898
657	Houlihan Lokey, Inc.	24,178
34,976	Ladder Capital Corp. (REIT)	541,079
3,478	On Deck Capital, Inc.*	20,520
8,180	Oppenheimer Holdings, Inc. Class A	208,999
4,371	Piper Jaffray Cos.	287,787
441	PJT Partners, Inc. Class A	17,093
2,264	Regional Management Corp.*	54,449
4,472	Westwood Holdings Group, Inc.	152,048

		2,261,386

Energy – 4.9%
1,578	Arch Coal, Inc. Class A	130,958
1,840	California Resources Corp.*	31,354
10,033	CONSOL Energy, Inc.*	318,146
715	CVR Energy, Inc.	24,653
16,704	Delek US Holdings, Inc.	543,047
30,272	Denbury Resources, Inc.*	51,765
17,349	DHT Holdings, Inc.	68,008
20,738	FTS International, Inc.*	147,447
30,544	Helix Energy Solutions Group, Inc.*	165,243
3,186	Keane Group, Inc.*	26,062
15,525	Matrix Service Co.*	278,519
9,962	McDermott International, Inc.*	65,151
27,118	Newpark Resources, Inc.*	186,301
14,887	Oasis Petroleum, Inc.*	82,325
3,846	PDC Energy, Inc.*	114,457
15,751	Peabody Energy Corp.	480,090
30,808	Pioneer Energy Services Corp.*	37,894
18,674	Renewable Energy Group, Inc.*	479,922
11,481	SEACOR Holdings, Inc.*	424,797
3,205	Select Energy Services, Inc. Class A*	20,256
30,604	Superior Energy Services, Inc.*	102,523
8,388	Unit Corp.*	119,781
22,276	W&T Offshore, Inc.*	91,777
9,761	World Fuel Services Corp.	208,983

		4,199,459

Food & Staples Retailing – 0.4%
5,747	Ingles Markets, Inc. Class A	156,433

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)
6,160	Smart & Final Stores, Inc.*	$29,199
1,111	SpartanNash Co.	19,087
3,685	Village Super Market, Inc. Class A	98,537
1,655	Weis Markets, Inc.	79,076

		382,332

Food, Beverage & Tobacco – 2.2%
2,591	Calavo Growers, Inc.	189,039
3,188	Cal-Maine Foods, Inc.	134,852
10,816	Dean Foods Co.	41,209
3,652	Fresh Del Monte Produce, Inc.	103,242
11,498	Freshpet, Inc.*	369,776
4,278	J&J Snack Foods Corp.	618,556
1,005	John B Sanfilippo & Son, Inc.	55,938
3,224	National Beverage Corp.	231,387
17,939	Vector Group Ltd.	174,547

		1,918,546

Health Care Equipment & Services – 4.0%
5,723	Amedisys, Inc.*	670,221
1,753	BioTelemetry, Inc.*	104,689
1,281	Computer Programs & Systems, Inc.	32,153
15,719	Ensign Group, Inc. (The)	609,740
3,321	Globus Medical, Inc. Class A*	143,733
117	Heska Corp.*	10,074
892	HMS Holdings Corp.*	25,092
1,282	Inogen, Inc.*	159,186
1,761	National HealthCare Corp.	138,150
5,123	NxStage Medical, Inc.*	146,620
9,405	Orthofix Medical, Inc.*	493,668
1,463	Patterson Cos., Inc.	28,763
799	Quidel Corp.*	39,007
3,175	STAAR Surgical Co.*	101,314
5,673	Tandem Diabetes Care, Inc.*	215,404
1,008	Teladoc Health, Inc.*	49,967
10,222	Tenet Healthcare Corp.*	175,205
1,227	Tivity Health, Inc.*	30,442
12,700	Triple-S Management Corp. Class B*	220,853

		3,394,281

Household & Personal Products – 0.4%
2,824	Medifast, Inc.	353,057

Insurance – 3.2%
22,887	American Equity Investment Life Holding Co.	639,463
2,406	AMERISAFE, Inc.	136,396
10,019	Argo Group International Holdings Ltd.	673,778
6,679	Employers Holdings, Inc.	280,318
5,564	FBL Financial Group, Inc. Class A	365,277
10,804	Genworth Financial, Inc. Class A*	50,347
435	Health Insurance Innovations, Inc. Class A*	11,627
1,221	National General Holdings Corp.	29,560
103	National Western Life Group, Inc. Class A	30,972
4,257	ProAssurance Corp.	172,664
277	Safety Insurance Group, Inc.	22,661
13,154	Trupanion, Inc.*(a)	334,901

		2,747,964

Common Stocks – (continued)
Materials – 4.6%
1,078	AdvanSix, Inc.*	$26,239
50,255	AK Steel Holding Corp.*	113,074
6,727	Balchem Corp.	527,060
15,591	Boise Cascade Co.	371,845
11,284	Carpenter Technology Corp.	401,823
3,376	Chase Corp.	337,769
2,011	Ferro Corp.*	31,532
1,366	FutureFuel Corp.	21,665
4,570	Innophos Holdings, Inc.	112,102
2,227	Innospec, Inc.	137,540
7,774	Kraton Corp.*	169,784
18,719	Louisiana-Pacific Corp.	415,936
4,237	Materion Corp.	190,623
5,669	Minerals Technologies, Inc.	291,046
6,158	OMNOVA Solutions, Inc.*	45,138
2,269	PolyOne Corp.	64,893
6,787	Schnitzer Steel Industries, Inc. Class A	146,260
5,317	Schweitzer-Mauduit International, Inc.	133,191
7,941	SunCoke Energy, Inc.*	67,896
3,109	Trinseo SA	142,330
8,577	Verso Corp. Class A*	192,125

		3,939,871

Media & Entertainment – 3.7%
31,641	AMC Entertainment Holdings, Inc. Class A(a)	388,551
4,023	Entravision Communications Corp. Class A	11,707
3,354	Glu Mobile, Inc.*	27,067
5,197	Gray Television, Inc.*	76,604
1,736	IMAX Corp.*	32,654
11,729	Liberty TripAdvisor Holdings, Inc. Class A*	186,374
1,622	Loral Space & Communications, Inc.*	60,419
23,321	MSG Networks, Inc. Class A*	549,443
17,209	New Media Investment Group, Inc.	199,108
8,870	New York Times Co. (The) Class A	197,712
8,924	Nexstar Media Group, Inc. Class A	701,783
5,217	QuinStreet, Inc.*	84,672
865	Scholastic Corp.	34,825
11,937	Sinclair Broadcast Group, Inc. Class A	314,421
2,189	WideOpenWest, Inc.*	15,608
2,656	World Wrestling Entertainment, Inc. Class A	198,456
3,485	Yelp, Inc.*	121,940

		3,201,344

Pharmaceuticals, Biotechnology & Life Sciences – 11.3%
7,826	ACADIA Pharmaceuticals, Inc.*	126,546
4,421	Acceleron Pharma, Inc.*	192,535
3,218	Acorda Therapeutics, Inc.*	50,136
10,513	Akorn, Inc.*	35,639
1,497	AMAG Pharmaceuticals, Inc.*	22,739
14,908	Array BioPharma, Inc.*	212,439
2,244	Arrowhead Pharmaceuticals, Inc.*(a)	27,870
3,901	Assertio Therapeutics, Inc.*	14,083

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
1,733	Blueprint Medicines Corp.*	$93,426
4,846	CareDx, Inc.*	121,828
9,097	ChemoCentryx, Inc.*	99,248
2,356	Coherus Biosciences, Inc.*	21,322
5,763	Collegium Pharmaceutical, Inc.*	98,951
13,995	CytomX Therapeutics, Inc.*	211,325
3,070	Eagle Pharmaceuticals, Inc.*	123,690
2,602	Editas Medicine, Inc.*	59,196
4,885	Emergent BioSolutions, Inc.*	289,583
3,080	Enanta Pharmaceuticals, Inc.*	218,156
16,268	Endo International plc*	118,756
2,165	Fate Therapeutics, Inc.*	27,777
4,665	FibroGen, Inc.*	215,896
8,661	Genomic Health, Inc.*	557,855
1,869	Global Blood Therapeutics, Inc.*	76,722
37,891	Halozyme Therapeutics, Inc.*	554,345
9,792	Horizon Pharma plc*	191,336
23,160	Innoviva, Inc.*	404,142
1,043	Intercept Pharmaceuticals, Inc.*	105,124
7,015	Intersect ENT, Inc.*	197,683
4,276	Invitae Corp.*	47,293
15,696	Ironwood Pharmaceuticals, Inc.*	162,611
3,251	Ligand Pharmaceuticals, Inc.*	441,161
2,911	Loxo Oncology, Inc.*	407,744
2,768	MacroGenics, Inc.*	35,154
3,279	Mallinckrodt plc*	51,808
4,802	Minerva Neurosciences, Inc.*	32,365
503	Mirati Therapeutics, Inc.*	21,337
8,781	Myriad Genetics, Inc.*	255,264
9,474	Natera, Inc.*	132,257
13,811	Pacira Pharmaceuticals, Inc.*	594,149
14,915	Phibro Animal Health Corp. Class A	479,666
38,611	Pieris Pharmaceuticals, Inc.*	102,705
12,956	Prestige Consumer Healthcare, Inc.*	400,081
4,086	Prothena Corp. plc*	42,086
3,546	PTC Therapeutics, Inc.*	121,699
6,829	REGENXBIO, Inc.*	286,477
4,519	Repligen Corp.*	238,332
12,433	Retrophin, Inc.*	281,359
3,342	Spark Therapeutics, Inc.*	130,806
1,802	Spectrum Pharmaceuticals, Inc.*	15,768
9,592	Vanda Pharmaceuticals, Inc.*	250,639
27,540	Veracyte, Inc.*	346,453
4,921	Vericel Corp.*	85,625
5,047	Voyager Therapeutics, Inc.*	47,442
3,927	Xencor, Inc.*	142,000
4,780	Zafgen, Inc.*	23,661

		9,644,290

Real Estate Investment Trusts – 6.3%
4,876	American Assets Trust, Inc.	195,869
2,473	CareTrust REIT, Inc.	45,652
13,221	Cedar Realty Trust, Inc.	41,514
78,015	Cousins Properties, Inc.	616,319
459	EastGroup Properties, Inc.	42,104
20,668	First Industrial Realty Trust, Inc.	596,478

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
4,317	Gladstone Commercial Corp.	$77,361
1,849	Healthcare Realty Trust, Inc.	52,586
11,228	Lexington Realty Trust	92,182
7,407	NexPoint Residential Trust, Inc.	259,615
2,220	NorthStar Realty Europe Corp.	32,279
16,879	Pennsylvania REIT	100,261
5,640	Physicians Realty Trust	90,409
17,130	Piedmont Office Realty Trust, Inc. Class A	291,895
20,668	Rexford Industrial Realty, Inc.	609,086
3,025	RLJ Lodging Trust	49,610
627	Ryman Hospitality Properties, Inc.	41,815
33,172	Sabra Health Care REIT, Inc.	546,675
14,216	STAG Industrial, Inc.	353,694
36,602	Sunstone Hotel Investors, Inc.	476,192
17,224	Terreno Realty Corp.	605,768
4,245	Tier REIT, Inc.	87,574
1,129	Urstadt Biddle Properties, Inc. Class A	21,699
7,291	Washington Prime Group, Inc.	35,434
3,069	Xenia Hotels & Resorts, Inc	52,787

		5,414,858

Retailing – 4.5%
25,898	Abercrombie & Fitch Co. Class A	519,255
22,027	American Eagle Outfitters, Inc.	425,782
403	America’s Car-Mart, Inc.*	29,197
3,095	Boot Barn Holdings, Inc.*	52,708
1,591	Cato Corp. (The) Class A	22,704
10,103	Citi Trends, Inc.	206,000
1,634	Conn’s, Inc.*	30,817
18,197	Core-Mark Holding Co., Inc.	423,080
15,619	DSW, Inc. Class A	385,789
37,168	Express, Inc.*	189,928
3,387	Five Below, Inc.*	346,558
1,602	Genesco, Inc.*	70,969
11,649	Groupon, Inc.*	37,277
4,984	Hudson Ltd. Class A*	85,476
14,364	Liberty Expedia Holdings, Inc. Class A*	561,776
1,490	PetMed Express, Inc.(a)	34,657
8,745	Shoe Carnival, Inc.	293,045
1,604	Sleep Number Corp.*	50,895
2,018	Zumiez, Inc.*	38,685

		3,804,598

Semiconductors & Semiconductor Equipment – 1.5%
1,785	Cirrus Logic, Inc.*	59,227
12,312	Diodes, Inc.*	397,185
17,056	Entegris, Inc.	475,777
5,494	Inphi Corp.*	176,632
2,884	Semtech Corp.*	132,289

		1,241,110

Software & Services – 5.5%
8,118	8x8, Inc.*	146,449
2,306	Appfolio, Inc. Class A*	136,561
10,593	Bottomline Technologies DE, Inc.*	508,464

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
15,156	Box, Inc. Class A*	$255,833
15,277	Cloudera, Inc.*	168,964
3,943	Cornerstone OnDemand, Inc.*	198,845
3,178	Coupa Software, Inc.*	199,769
2,406	Five9, Inc.*	105,190
6,588	Hortonworks, Inc.*	94,999
2,342	HubSpot, Inc.*	294,460
3,167	MicroStrategy, Inc. Class A*	404,584
821	New Relic, Inc.*	66,476
8,360	Paylocity Holding Corp.*	503,356
8,014	Perficient, Inc.*	178,392
22,759	Perspecta, Inc.	391,910
16,046	Progress Software Corp.	569,473
272	Qualys, Inc.*	20,329
2,448	Science Applications International Corp.	155,938
15,414	ServiceSource International, Inc.*	16,647
786	SPS Commerce, Inc.*	64,751
603	Trade Desk, Inc. (The) Class A*	69,984
1,907	Varonis Systems, Inc.*	100,880
1,632	Workiva, Inc.*	58,572

		4,710,826

Technology Hardware & Equipment – 4.5%
1,304	Acacia Communications, Inc.*	49,552
4,400	ADTRAN, Inc.	47,256
163	Anixter International, Inc.*	8,852
3,396	CalAmp Corp.*	44,182
19,158	Casa Systems, Inc.*	251,544
15,176	Ciena Corp.*	514,618
14,373	Comtech Telecommunications Corp.	349,839
2,461	Control4 Corp.*	43,314
1,639	ePlus, Inc.*	116,648
11,075	Extreme Networks, Inc.*	67,557
13,347	Fabrinet*	684,835
3,595	FARO Technologies, Inc.*	146,101
19,885	Fitbit, Inc. Class A*	98,828
12,926	Insight Enterprises, Inc.*	526,734
2,196	Knowles Corp.*	29,229
9,345	Lumentum Holdings, Inc.*	392,583
789	Novanta, Inc.*	49,707
5,231	PC Connection, Inc.	155,518
836	ScanSource, Inc.*	28,742
369	Tech Data Corp.*	30,188
7,269	Vishay Precision Group, Inc.*	219,742

		3,855,569

Telecommunication Services – 1.6%
13,443	Cogent Communications Holdings, Inc.	607,758
3,838	Ooma, Inc.*	53,271
2,164	Shenandoah Telecommunications Co.	95,757
8,105	Spok Holdings, Inc.	107,472
55,935	Vonage Holdings Corp.*	488,313

		1,352,571

Common Stocks – (continued)
Transportation – 0.7%
967	Covenant Transportation Group, Inc. Class A*	$18,566
10,769	Echo Global Logistics, Inc.*	218,934
7,942	Marten Transport Ltd.	128,581
1,144	Saia, Inc.*	63,858
3,549	SkyWest, Inc.	157,824
7,092	YRC Worldwide, Inc.*	22,340

		610,103

Utilities – 2.8%
8,376	Black Hills Corp.	525,845
11,565	NorthWestern Corp.	687,424
1,103	ONE Gas, Inc.	87,799
16,131	Portland General Electric Co.	739,606
5,960	Unitil Corp.	301,814
962	York Water Co. (The)	30,842

		2,373,330

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $91,750,161)		$84,434,790

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 1.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
993,085	2.521%	$993,085
(Cost $993,085)

TOTAL INVESTMENTS – 99.9%
(Cost $92,743,246)		$85,427,875

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		59,837

NET ASSETS – 100.0%		$85,487,712

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $91,750,161)(a)	$84,434,790
Investments in affiliated securities lending reinvestment vehicle, at value (cost $993,085)	993,085
Cash	795,025
Receivables:
Fund shares sold	233,082
Dividends	137,750
Reimbursement from investment adviser	17,849
Securities lending income	822
Other assets	534

Total assets	86,612,937

Liabilities:
Payables:
Payable upon return of securities loaned	993,085
Management fees	52,451
Distribution and Service fees and Transfer Agency fees	5,110
Fund shares redeemed	4,695
Accrued expenses	69,884

Total liabilities	1,125,225

Net Assets:
Paid-in capital	92,699,479
Total distributable loss	(7,211,767)

NET ASSETS	$85,487,712
Net Assets:
Institutional	$68,950,896
Service	16,536,816

Total Net Assets	$85,487,712
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,647,861
Service	1,607,950
Net asset value, offering and redemption price per share:
Institutional	$10.37
Service	10.28

(a) Includes loaned securities having a market value of $971,446.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $267)	$1,255,251
Securities lending income — affiliated issuer	20,220
Dividends — affiliated issuers	6,694

Total investment income	1,282,165

Expenses:
Management fees	725,915
Professional fees	100,451
Custody, accounting and administrative services	72,157
Distribution and Service fees — Service Shares	50,661
Printing and mailing costs	44,490
Transfer Agency fees(a)	20,273
Trustee fees	16,276
Registration fees	730
Other	9,807

Total expenses	1,040,760

Less — expense reductions	(166,935)

Net expenses	873,825

NET INVESTMENT INCOME	408,340

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	12,760,111
Futures contracts	9,535
Net change in unrealized loss on:
Investments — unaffiliated issuers	(20,842,090)
Futures contracts	(4,406)

Net realized and unrealized loss	(8,076,850)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,668,510)

(a) Institutional and Service Shares incurred Transfer Agency fees of $16,221 and $4,052, respectively.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$408,340	$460,184
Net realized gain	12,769,646	10,781,537
Net change in unrealized loss	(20,846,496)	(835,483)

Net increase (decrease) in net assets resulting from operations	(7,668,510)	10,406,238

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(11,874,335)	(8,809,035	)(a)
Service Shares	(2,807,539)	(2,298,766	)(a)

Total distributions to shareholders	(14,681,874)	(11,107,801)

From share transactions:
Proceeds from sales of shares	12,578,607	7,393,057
Reinvestment of distributions	14,681,874	11,107,801
Cost of shares redeemed	(17,743,096)	(17,336,021)

Net increase in net assets resulting from share transactions	9,517,385	1,164,837

TOTAL INCREASE (DECREASE)	(12,832,999)	463,274

Net assets:(b)

Beginning of year	98,320,711	97,857,437

End of year	$85,487,712	$98,320,711
(a) Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distribution from net investment income:	$(410,159)	$(60,003)
Distributions from net realized gains:	$(8,398,876)	$(2,238,763)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $64,150 for the Fund as of December 31, 2017.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2018		2017	2016	2015		2014

Per Share Data

Net asset value, beginning of year	$13.66		$13.79	$11.60	$13.67		$15.07

Net investment income(a)	0.07	(b)	0.08	0.11	0.08	(c)	0.08

Net realized and unrealized gain (loss)	(1.21)		1.53	2.59	(0.37)		0.90

Total from investment operations	(1.14)		1.61	2.70	(0.29)		0.98

Distributions to shareholders from net investment income	(0.07)		(0.08)	(0.15)	(0.04)		(0.12)

Distributions to shareholders from net realized gains	(2.08)		(1.66)	(0.36)	(1.74)		(2.26)

Total distributions	(2.15)		(1.74)	(0.51)	(1.78)		(2.38)

Net asset value, end of year	$10.37		$13.66	$13.79	$11.60		$13.67

Total return(d)	(8.62)%		11.57%	23.13%	(2.13)%		6.93%

Net assets, end of year (in 000s)	$68,951		$77,815	$77,421	$73,270		$89,043

Ratio of net expenses to average net assets	0.81%		0.81%	0.81%	0.81%		0.83%

Ratio of total expenses to average net assets	0.98%		1.00%	1.04%	0.99%		1.04%

Ratio of net investment income to average net assets	0.46	%(b)	0.53%	0.95%	0.59	%(c)	0.53%

Portfolio turnover rate(e)	116%		110%	119%	124%		119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2018		2017	2016	2015		2014

Per Share Data

Net asset value, beginning of year	$13.55		$13.70	$11.52	$13.60		$15.00

Net investment income(a)	0.03	(b)	0.04	0.08	0.05	(c)	0.04

Net realized and unrealized gain (loss)	(1.19)		1.51	2.58	(0.39)		0.90

Total from investment operations	(1.16)		1.55	2.66	(0.34)		0.94

Distributions to shareholders from net investment income	(0.03)		(0.04)	(0.12)	—	(d)	(0.08)

Distributions to shareholders from net realized gains	(2.08)		(1.66)	(0.36)	(1.74)		(2.26)

Total distributions	(2.11)		(1.70)	(0.48)	(1.74)		(2.34)

Net asset value, end of year	$10.28		$13.55	$13.70	$11.52		$13.60

Total return(e)	(8.82)%		11.22%	22.92%	(2.49)%		6.69%

Net assets, end of year (in 000s)	$16,537		$20,505	$20,437	$19,488		$23,744

Ratio of net expenses to average net assets	1.06%		1.06%	1.06%	1.06%		1.08%

Ratio of total expenses to average net assets	1.23%		1.25%	1.29%	1.24%		1.29%

Ratio of net investment income to average net assets	0.19	%(b)	0.28%	0.70%	0.34	%(c)	0.28%

Portfolio turnover rate(f)	116%		110%	119%	124%		119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.   Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$684,835	$—	$—
Europe	42,086	—	—
North America	83,707,869	—	—
Securities Lending Reinvestment Vehicle	993,085	—	—

Total	$85,427,875	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$9,535	$(4,406)	7

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rate and effective net management rate represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.70%	0.63%	0.60%	0.59%	0.72%	0.70%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time. For the fiscal year ended December 31, 2018, GSAM waived $16,294 of its management fee.

Prior to April 30, 2018, the contractual management fee rate for the Fund was as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Fund’s prospectus dated April 28, 2017.

First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.65%	0.64%

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $669 of the Fund’s management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$16,963	$1,119	$148,853	$166,935

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company

$264,823	$9,647,720	$(9,912,543)	$—	—	$6,694

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $114,489,776 and $118,320,649, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year Ended December 31, 2018
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018

$2,225	$1,934	$34,300

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$1,053,265	$12,770,633	$(12,830,813)	$993,085

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$4,147,037	$6,368,697
Net long-term capital gains	6,960,764	8,313,177

Total taxable distributions	$11,107,801	$14,681,874

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$44,432
Undistributed long-term capital gains	869,401
Total undistributed earnings	$913,833
Timing differences (§ 857(b)(9) Deferred Dividend/ Post October Loss Deferral)	$(667,178)
Unrealized losses — net	(7,458,422)
Total accumulated losses — net	$(7,211,767)

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$92,886,297
Gross unrealized gain	5,976,533
Gross unrealized loss	(13,434,955)
Net unrealized loss	$(7,458,422)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

11.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	746,343	$10,751,346	449,078	$6,364,463
Reinvestment of distributions	1,125,530	11,874,335	640,192	8,809,035
Shares redeemed	(921,549)	(13,354,939)	(1,006,312)	(14,236,742)
	950,324	9,270,742	82,958	936,756
Service Shares
Shares sold	128,444	1,827,261	73,489	1,028,594
Reinvestment of distributions	268,407	2,807,539	168,284	2,298,766
Shares redeemed	(301,678)	(4,388,157)	(220,914)	(3,099,279)
	95,173	246,643	20,859	228,081

NET INCREASE	1,045,497	$9,517,385	103,817	$1,164,837

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Small Cap Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Small Cap Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$823.90		$3.72
Hypothetical 5% return	1,000	1,021.12	+	4.13
Service

Actual	1,000	822.50		4.87
Hypothetical 5% return	1,000	1,019.86	+	5.40

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for the Institutional and Service Shares, respectively.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 16.43% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $8,313,177 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITSCAR-19/157041-OTU-914559/7.4k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –1.04% and –1.32%, respectively. These returns compare to the –1.51% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned –9.03% in December 2018, posting its worst December since 1931 and bringing its total return to –4.38% for the Reporting Period, the worst calendar year since 2008.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season, U.S. equities endured a challenging and volatile year in 2018. In February 2018, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in calendar year 2018 and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial Federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted negative absolute returns, it outperformed the Russell Index during the Reporting Period attributable primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the health care, information technology and materials sectors. The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer staples, consumer discretionary and real estate, wherein stock selection hurt most.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were positions in customer relationship management services software on demand provider salesforce.com, genetics company Illumina and pharmaceutical company Eli Lilly.

Shares of salesforce.com rose in the middle of February 2018 following an upgrade in which the analysts cited strong enterprise growth as being a key driver to its strong performance. Also, the company reported earnings and revenue that beat consensus expectations, led by strong billings growth. The company’s stock rose further following its earnings announcement in May 2018, in which both revenue and earnings per share exceeded market estimates with strong guidance. In November 2018, its stock spiked again following another strong earnings report in which earnings per share beat market estimates with better than market expected guidance. Overall, at the end of the Reporting Period, we believed the company presented an attractive growth story, as it continued to grow and gain market share through strategic partnerships, international markets and government opportunities. We also believed salesforce.com remained a high quality growth company with a strong management team.

Throughout the first half of the Reporting Period, shares of Illumina rose rather steadily, and the company had multiple quarters in which its earnings per share exceeded market expectations. The strong results were driven by the performance of NovaSeq, Illumina’s genetic sequencing platform. At the end of July 2018, its stock surged following another earnings release in which the company reported both earnings per share and revenues well ahead of consensus estimates. Sustained strength in the NovaSeq product line was a primary driver of performance. At the end of the Reporting Period, we maintained our belief that the company’s growth was at an inflection point, as NovaSeq, which is more cost and time effective for customers than competitors’ platforms, was still in its early stages. In our view, the company remained well positioned as a leader in its industry to capitalize on the NovaSeq product cycle with the tailwind of strong and increasing secular demand for genetic sequencing.

Much of Eli Lilly’s strong performance is attributable to the second half of the Reporting Period. Its stock rallied in July 2018 after the company reported exceptionally strong second quarter results and announced its spinoff of Elanco, the company’s animal health business. The company beat investor expectations on both earnings per share and revenues while also raising its full year guidance. Its results were driven by broad-based strength across all of its major products. Eli Lilly’s stock rose again through most of November 2018 when the company reported solid quarterly results in which it beat earnings per share and revenue market expectations and also raised its guidance again for the full year. Then, in December 2018, Eli Lilly shares benefited from the announcement of better than market expected 2019 guidance, featuring significant improvements in revenue growth and long-term sales growth. At the end of the Reporting Period, we maintained our belief that the company had strong risk/reward prospects versus its peers, and we saw an upside to its diabetes franchise. We were also optimistic about its management’s commitment to creating shareholder value through increased dividends and share repurchases. Additionally, we viewed the company’s upcoming split with Elanco as value accretive. Overall, we viewed Eli Lilly at the end of the Reporting Period as a high quality pharmaceutical business with leading franchises, a robust drug pipeline and an improving financial profile.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in processed food and beverages producer Kraft Heinz, tobacco company Philip Morris International and biopharmaceutical company Incyte.

Shares of Kraft Heinz traded lower during the first part of the Reporting Period following the company’s fourth quarter 2017 earnings release in which it missed earnings estimates due to weaker than market expected margins. The margin pressure was primarily driven by both increased commodity costs and strategic investments. Its stock also fell in November 2018 following a

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

disappointing earnings report in which earnings per share came in lower than market estimates. Despite these results, we continued to view Kraft Heinz at the end of the Reporting Period as a high quality company with a strong balance sheet that allows for flexibility around capital deployment and potential strategic acquisitions.

In April 2018, shares of Philip Morris International declined sharply following a disappointing quarterly earnings announcement. Its earnings per share beat market estimates, but its top-line revenue was lower than market expectations, driven primarily by disappointing results in the company’s iQOS segment and organic sales. (iQOS is the company’s electronic smokeless cigarette products line.) Later in the second calendar quarter, the company raised its quarterly dividend by more than 6% and finished a study concluding that its iQOS segment met its primary objective. Still, its stock fell sharply again in December 2018 amidst the overall equity market pullback as well as on negative Japan cigarette category volume data. Despite the decline in its stock, at the end of the Reporting Period, we felt the company provided best-in-class pricing, was attractively valued and paid an above-market dividend. We continued to view Philip Morris International as a high quality franchise, well positioned to benefit from an improving macroeconomic backdrop.

Most of the decline in Incyte’s share price occurred during the first half of the Reporting Period. Incyte’s shares sold off early in April 2018 following the highly anticipated Phase III trial results for its melanoma drug. Following the poor trial results, Incyte announced it would halt the study given that its product failed to show any benefit in conjunction with another cancer immunotherapy drug. At the end of June 2018, the company reported an end to another one of its drugs, REACH1, after the drug reported a low response rate. Despite these setbacks, we remained confident at the end of the Reporting Period in what we see as the company’s strong internal research and development capability and deep product pipeline.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Visa. Visa is a global leader in the provisioning of payment services. At the time of purchase, we felt confident the company would benefit from several secular growth themes as transaction volume continues to shift toward electronic payments. We also viewed the company favorably, as it invests in multiple services and geographies, which we think provides several potential sources of growth. Finally, we felt the stock was trading at attractive levels given what we see as its growth prospects.

We initiated a Fund position in Union Pacific. Union Pacific is one of the most recognized railroad transportation companies in the world with approximately 32,000 miles of track covering 23 states in the western two-thirds of the U.S. We believe Union Pacific is a high quality company because of what we view as its strong balance sheet, free cash flow and diversified business mix relative to its peers. We were also positive at the time of purchase on the company’s shareholder-friendly management team, which we believe has been prudent in reducing costs as well as increasing share buybacks. We were also positive on the benefits the company could reap from tax reform and good economic growth in the U.S.

Conversely, we eliminated the Fund’s position in online travel fare aggregator Booking Holdings. During the Reporting Period, its shares came under pressure following its second quarter results in which its earnings per share and revenues exceeded market expectations, but its guidance came in softer than the market expected. Given the less favorable outlook and what we viewed as a less compelling valuation, we decided to exit the position and reallocate capital to companies we felt had better risk/reward profiles.

We sold the Fund’s position in Amgen. During the Reporting Period, we grew less positive on one of the company’s key drugs, Repatha, which we believe might experience slower growth than Amgen had previously expected. While we still believe Amgen is one of the leaders in the biotechnology industry and has a strong balance sheet and good free cash flow, we decided to exit the position and allocate the capital elsewhere.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials increased compared to the Russell Index. The Fund’s allocation compared to the Russell Index in financials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2018, the Fund had overweighted positions relative to the Russell Index in the health care and energy sectors. On the same date, the Fund had an underweighted position compared to the Russell Index in consumer discretionary and

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

was rather neutrally weighted to the Russell Index in materials, communication services, consumer staples, real estate, industrials, information technology and financials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 9, 2018, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) centralized its Fundamental Equity U.S. Value and Fundamental Equity U.S. Growth Teams into a single Fundamental Equity U.S. Equity Team. The Investment Adviser believes these changes will benefit the Funds by providing a more holistic investment perspective and the ability to leverage investment ideas across the U.S. Fundamental Equity platform.

Effective the same date, co-lead portfolio manager for the Fund, Tim Leahy, left the firm. Tim shared portfolio management responsibility with Steve Barry and Stephen Becker, who have been co-lead portfolio managers of the Fund’s strategy since 2000 and 2013, respectively, and who continue in those roles. There were no changes to the investment process or philosophy of the Fund’s strategy. We remain committed to high quality, bottom-up research and to the time-tested investment philosophy of the Fund’s strategy. We continue to believe that deep knowledge of company-specific and industry trends is key to our research edge.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the risk/reward balance for equities in 2019 had improved relative to 2018 following the de-rating in valuation multiples, or price/earnings ratios, in the fourth quarter of 2018. We saw continued expansion of global economic growth and corporate profits. We believed U.S. economic growth would likely moderate in 2019, while the slowdown outside of the U.S. may be behind us. In our view, the ongoing global economic expansion should underpin corporate earnings growth, which we expect to remain positive across all global regions in 2019, supporting risk assets, such as equities. Meanwhile, lower valuations provide, in our view, an attractive entry point. Several challenges in 2018 — such as trade tensions and populist politics — resulted in a sharp de-rating. We think the shift in valuations was overdone relative to both macro and corporate fundamentals. Concerns around the length of the current economic cycle, trade tensions and populist politics may well continue, but we believed at the end of the Reporting Period that it was too soon to position for the end of the cycle and markets have already gone too far in pricing in the risks.

As the U.S. economic expansion approaches the longest on record, late-cycle signs, such as a tight labor market, firming inflation, higher volatility and a flatter yield curve, along with fading fiscal support and continued Fed interest rate hikes, have increased focus, we feel, on a possible moderation in U.S. economic growth. However, discussions around peak earnings are premature, in our view, as margins have historically continued to expand until very close to the beginning of recessions.

We believe rising interest rates and cost pressures make pricing power an increasingly critical differentiator of success. Selectivity, in our view, is also increasingly important amid higher volatility, elevated political and trade risks and slowing revenue growth and margin pressures. We believe this divergence between winners and losers reinforces the importance of active management.

Regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. We intend to continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when we consider valuations to be attractive, rather than following the trend. These core beliefs have guided our team during the past 30 years; we believe they hold the answer for the next 30.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

5

FUND BASICS

Strategic Growth Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-1.04%	9.15%	14.63%	5.87%	4/30/98
Service	-1.32	8.87	14.35	7.52	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.78%
Service	0.99	1.03

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Microsoft Corp.	6.7%	Software & Services
Apple, Inc.	5.9	Technology Hardware & Equipment
Amazon.com, Inc.	5.6	Retailing
Alphabet, Inc. Class A	3.3	Media & Entertainment
Facebook, Inc. Class A	3.1	Media & Entertainment
Visa, Inc. Class A	3.0	Software & Services
Alphabet, Inc. Class C	2.5	Media & Entertainment
Boeing Co. (The)	2.1	Capital Goods
Mastercard, Inc. Class A	2.0	Software & Services
salesforce.com, Inc.	1.9	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	-1.04%	9.15%	14.63%	5.87%
Service (Commenced January 9, 2006)	-1.32%	8.87%	14.35%	7.52%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 99.3%
Automobiles & Components – 0.8%
32,053	Aptiv plc	$1,973,503

Banks – 1.1%
29,627	First Republic Bank	2,574,586

Capital Goods – 8.2%
15,394	Boeing Co. (The)	4,964,565
15,662	Deere & Co.	2,336,301
39,846	Fortive Corp.	2,695,980
27,954	Honeywell International, Inc.	3,693,283
13,358	Northrop Grumman Corp.	3,271,374
33,397	Sensata Technologies Holding plc*	1,497,521
10,152	Stanley Black & Decker, Inc.	1,215,601

		19,674,625

Consumer Durables & Apparel – 2.5%
57,967	NIKE, Inc. Class B	4,297,673
17,352	PVH Corp.	1,612,869

		5,910,542

Consumer Services – 2.6%
2,303	Chipotle Mexican Grill, Inc.*	994,412
37,395	Dunkin’ Brands Group, Inc.	2,397,768
16,835	McDonald’s Corp.	2,989,391

		6,381,571

Diversified Financials – 2.2%
14,975	Cboe Global Markets, Inc.	1,465,004
22,932	Intercontinental Exchange, Inc.	1,727,467
25,813	Northern Trust Corp.	2,157,709

		5,350,180

Energy – 1.9%
14,835	Cheniere Energy, Inc.*	878,083
12,947	Diamondback Energy, Inc.	1,200,187
12,434	EOG Resources, Inc.	1,084,369
22,475	Marathon Petroleum Corp.	1,326,250

		4,488,889

Food & Staples Retailing – 1.0%
25,203	Walmart, Inc.	2,347,659

Food, Beverage & Tobacco – 4.0%
28,832	Brown-Forman Corp. Class B	1,371,827
39,034	Coca-Cola Co. (The)	1,848,260
22,022	Kraft Heinz Co. (The)	947,827
42,351	Mondelez International, Inc. Class A	1,695,311
55,579	Monster Beverage Corp.*	2,735,598
17,107	Philip Morris International, Inc.	1,142,063

		9,740,886

Health Care Equipment & Services – 7.2%
8,740	Align Technology, Inc.*	1,830,418
90,964	Boston Scientific Corp.*	3,214,668
26,833	Danaher Corp.	2,767,019
11,175	Humana, Inc.	3,201,414
5,220	Intuitive Surgical, Inc.*	2,499,962

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
10,757	UnitedHealth Group, Inc.	$2,679,784
12,010	West Pharmaceutical Services, Inc.	1,177,340

		17,370,605

Household & Personal Products – 0.7%
26,317	Colgate-Palmolive Co.	1,566,388

Insurance – 0.3%
723	Markel Corp.*	750,510

Materials – 2.5%
21,084	DowDuPont, Inc.	1,127,572
18,334	Ecolab, Inc.	2,701,515
5,376	Martin Marietta Materials, Inc.	923,973
3,465	Sherwin-Williams Co. (The)	1,363,339

		6,116,399

Media & Entertainment – 12.0%
7,627	Alphabet, Inc. Class A*	7,969,910
5,771	Alphabet, Inc. Class C*	5,976,505
73,954	Comcast Corp. Class A	2,518,134
23,428	Electronic Arts, Inc.*	1,848,704
57,538	Facebook, Inc. Class A*	7,542,656
11,971	Netflix, Inc.*	3,204,158

		29,060,067

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
8,461	AbbVie, Inc.	780,020
36,173	Agilent Technologies, Inc.	2,440,231
14,559	Alexion Pharmaceuticals, Inc.*	1,417,464
14,542	BioMarin Pharmaceutical, Inc.*	1,238,251
15,546	Elanco Animal Health, Inc.*	490,165
34,907	Eli Lilly & Co.	4,039,438
10,889	Illumina, Inc.*	3,265,938
21,840	Incyte Corp.*	1,388,806
16,272	Vertex Pharmaceuticals, Inc.*	2,696,433
32,761	Zoetis, Inc.	2,802,376

		20,559,122

Real Estate Investment Trusts – 1.9%
18,677	American Tower Corp.	2,954,515
4,874	Equinix, Inc.	1,718,377

		4,672,892

Retailing – 8.2%
8,461	Alibaba Group Holding Ltd. ADR*	1,159,749
9,074	Amazon.com, Inc.*	13,628,876
10,848	Home Depot, Inc. (The)	1,863,904
38,111	Ross Stores, Inc.	3,170,835

		19,823,364

Semiconductors & Semiconductor Equipment – 4.0%
17,421	Analog Devices, Inc.	1,495,244
98,169	Marvell Technology Group Ltd.	1,589,356
15,211	NVIDIA Corp.	2,030,669
25,783	NXP Semiconductors NV	1,889,378
28,669	Texas Instruments, Inc.	2,709,221

		9,713,868

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 18.9%
16,556	Adobe, Inc.*	$3,745,629
11,684	Autodesk, Inc.*	1,502,679
24,266	Fiserv, Inc.*	1,783,308
22,143	Global Payments, Inc.	2,283,608
16,637	Intuit, Inc.	3,274,994
26,017	Mastercard, Inc. Class A	4,908,107
160,114	Microsoft Corp.	16,262,779
33,399	salesforce.com, Inc.*	4,574,661
54,951	Visa, Inc. Class A	7,250,235

		45,586,000

Technology Hardware & Equipment – 7.8%
31,073	Amphenol Corp. Class A	2,517,535
90,080	Apple, Inc.	14,209,219
50,146	Cisco Systems, Inc.	2,172,826

		18,899,580

Transportation – 3.0%
48,549	CSX Corp.	3,016,350
23,245	Union Pacific Corp.	3,213,156
19,234	XPO Logistics, Inc.*	1,097,107

		7,326,613

TOTAL INVESTMENTS – 99.3%
(Cost $160,449,998)		$239,887,849

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,724,983

NET ASSETS – 100.0%		$241,612,832

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $160,449,998)	$239,887,849
Cash	1,718,246
Receivables:
Fund shares sold	166,813
Dividends	161,689
Reimbursement from investment adviser	20,675
Other assets	521

Total assets	241,955,793

Liabilities:
Payables:
Management fees	151,370
Fund shares redeemed	67,340
Distribution and Service fees and Transfer Agency fees	35,345
Accrued expenses	88,906

Total liabilities	342,961

Net Assets:
Paid-in capital	143,805,443
Total distributable earnings	97,807,389

NET ASSETS	$241,612,832
Net Assets:
Institutional	$102,198,640
Service	139,414,192

Total Net Assets	$241,612,832
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,453,748
Service	14,252,140
Net asset value, offering and redemption price per share:
Institutional	$9.78
Service	9.78

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,006)	$4,002,351
Securities lending income — unaffiliated issuer	35,855
Dividends — affiliated issuers	6,451

Total investment income	4,044,657

Expenses:
Management fees	2,825,965
Distribution and Service fees — Service Shares	679,563
Professional fees	95,484
Transfer Agency fees(a)	77,878
Printing and mailing costs	77,182
Custody, accounting and administrative services	67,725
Trustee fees	16,834
Registration fees	713
Other	18,064

Total expenses	3,859,408

Less — expense reductions	(286,005)

Net expenses	3,573,403

NET INVESTMENT INCOME	471,254

Realized and unrealized gain (loss):
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $3,523)	130,943,811
Net change in unrealized loss on investments — unaffiliated issuers	(119,739,252)

Net realized and unrealized gain	11,204,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,675,813

(a) Institutional and Service Shares incurred Transfer Agency fees of $23,517 and $54,361, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$471,254	$1,482,058
Net realized gain	130,943,811	42,429,492
Net change in unrealized gain (loss)	(119,739,252)	92,211,760

Net increase in net assets resulting from operations	11,675,813	136,123,310

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(51,500,129)	(5,401,988	)(a)
Service Shares	(70,247,289)	(18,972,420	)(a)

Total distributions to shareholders	(121,747,418)	(24,374,408)

From share transactions:
Proceeds from sales of shares	30,210,299	16,566,518
Reinvestment of distributions	121,747,418	24,374,408
Cost of shares redeemed	(341,645,863)	(77,648,929)

Net decrease in net assets resulting from share transactions	(189,688,146)	(36,708,003)

TOTAL INCREASE (DECREASE)	(299,759,751)	75,040,899

Net assets:(b)

Beginning of year	541,372,583	466,331,684

End of year	$241,612,832	$541,372,583

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distributions from net investment income:	(558,904)	(1,043,857)

Distributions from net realized gains:	(4,843,084)	(17,928,563)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $210,851 for the Fund as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014

Per Share Data

Net asset value, beginning of year	$19.73	$15.83	$15.62	$16.16		$17.64

Net investment income(a)	0.06	0.09	0.07	0.09	(b)	0.07

Net realized and unrealized gain (loss)	(0.18)	4.77	0.24	0.46		2.24

Total from investment operations	(0.12)	4.86	0.31	0.55		2.31

Distributions to shareholders from net investment income	(0.10)	(0.10)	(0.10)	(0.06)		(0.07)

Distributions to shareholders from net realized gains	(9.73)	(0.86)	— (c)	(1.03)		(3.72)

Total distributions	(9.83)	(0.96)	(0.10)	(1.09)		(3.79)

Net asset value, end of year	$9.78	$19.73	$15.83	$15.62		$16.16

Total return(d)	(1.04)%	30.66%	1.98%	3.40%		13.64%

Net assets, end of year (in 000s)	$102,199	$115,693	$98,090	$109,801		$119,934

Ratio of net expenses to average net assets	0.74%	0.76%	0.79%	0.79%		0.79%

Ratio of total expenses to average net assets	0.82%	0.82%	0.84%	0.83%		0.81%

Ratio of net investment income to average net assets	0.30%	0.48%	0.48%	0.55	%(b)	0.37%

Portfolio turnover rate(e)	41%	37%	72%	56%		48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015		2014

Per Share Data

Net asset value, beginning of year	$19.68	$15.79	$15.59	$16.13		$17.61

Net investment income(a)	0.01	0.04	0.03	0.05	(b)	0.02

Net realized and unrealized gain (loss)	(0.18)	4.76	0.23	0.46		2.24

Total from investment operations	(0.17)	4.80	0.26	0.51		2.26

Distributions to shareholders from net investment income	—	(0.05)	(0.06)	(0.02)		(0.02)

Distributions to shareholders from net realized gains	(9.73)	(0.86)	— (c)	(1.03)		(3.72)

Total distributions	(9.73)	(0.91)	(0.06)	(1.05)		(3.74)

Net asset value, end of year	$9.78	$19.68	$15.79	$15.59		$16.13

Total return(d)	(1.32)%	30.36%	1.69%	3.14%		13.38%

Net assets, end of year (in 000s)	$139,414	$425,679	$368,242	$360,966		$394,747

Ratio of net expenses to average net assets	0.99%	1.01%	1.04%	1.04%		1.04%

Ratio of total expenses to average net assets	1.07%	1.07%	1.08%	1.08%		1.08%

Ratio of net investment income to average net assets	0.04%	0.23%	0.22%	0.29	%(b)	0.12%

Portfolio turnover rate(e)	41%	37%	72%	56%		48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,159,749	$—	$—
Europe	1,889,378	—	—
North America	236,838,722	—	—

Total	$239,887,849	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.71%	0.64%	0.61%	0.59%	0.58%	0.73%	0.71%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time. For the fiscal year ended December 31, 2018, GSAM waived $61,074 of its management fee.

Prior to April 30, 2018, the contractual management fee rates for the Fund was as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Fund’s prospectus dated April 28, 2017.

First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.75%	0.68%	0.65%	0.64%	0.63%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $497 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$61,571	$2,908	$221,526	$286,005

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company
$722	$17,156,410	$(17,157,132)	$—	—	$6,451

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2018

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $158,992,710 and $468,072,815, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2018.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$—	$19,260,615	$(19,260,615)	$—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$1,602,761	$7,594,847
Net long-term capital gains	22,771,647	114,152,571
Total taxable distributions	$24,374,408	$121,747,418

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$154, 272
Undistributed long-term capital gains	21,200,927
Total undistributed earnings	$21,355,199
Timing Differences (Post October Loss Deferral)	(1,577,639)
Unrealized gains — net	78,029,829
Total accumulated gains — net	$97,807,389

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$161,858,020
Gross unrealized gain	89,286,957
Gross unrealized loss	(11,257,128)
Net unrealized gain	$78,029,829

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2018

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	707,283	$15,560,038	173,227	$3,153,417
Reinvestment of distributions	5,223,137	51,500,129	271,457	5,401,988
Shares redeemed	(1,339,125)	(28,892,999)	(779,284)	(14,386,601)
	4,591,295	38,167,168	(334,600)	(5,831,196)
Service Shares
Shares sold	700,489	14,650,261	761,609	13,413,101
Reinvestment of distributions	7,117,253	70,247,289	955,308	18,972,420
Shares redeemed	(15,191,101)	(312,752,864)	(3,410,382)	(63,262,328)
	(7,373,359)	(227,855,314)	(1,693,465)	(30,876,807)

NET DECREASE	(2,782,064)	$(189,688,146)	(2,028,065)	$(36,708,003)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Strategic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Growth Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional
Actual	$1,000	$907.30		$3.61
Hypothetical 5% return	1,000	1,021.42	+	3.82
Service
Actual	1,000	905.70		4.80
Hypothetical 5% return	1,000	1,020.16	+	5.09

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75%, and 1.00% for the Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 49.67% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $114,152,571 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer
James A. McNamara	and Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

© 2019 Goldman Sachs. All rights reserved.

VITGRWAR-19/157043-OTU-914421/31.3k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

International Equity Insights Fund*

*	Effective on April 23, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Insights Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Investment Process. The Investment Adviser begins with a broad universe of foreign equity investments for the Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.

The Multifactor Models rely on some or all of the following investment pillars and themes to forecast the returns of individual securities (although additional pillars or themes may be added in the future without prior notice):

Fundamental Mispricings

• Valuation: The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

High Quality Business Models

• Profitability: The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

• Quality: The Quality theme assesses both firm and management quality.

• Management: The Management theme assesses the characteristics, policies and strategic decisions of company management.

Market Themes and Trends

• Momentum: The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Sentiment Analysis

• Sentiment: The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

(formerly Goldman Sachs Strategic International Equity Fund)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective on April 23, 2018, Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund was re-named Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund (the “Fund”) and certain changes were made to its principal investment strategy. In light of these changes, the portfolio management team for the Fund changed as well. Below, the Goldman Sachs International Equity Portfolio Management Team and the Goldman Sachs Quantitative Investment Strategies Team discuss the Fund’s performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –16.28% and –16.55%, respectively. These returns compare to the –13.79% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Standard Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of –13.79% in U.S. dollar terms for the Reporting Period as a whole.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion U.S. tax reform law signed in December 2017, and a favorable corporate earnings season, global equities endured a challenging and volatile year in 2018. In February 2018, equities sold off globally on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the global equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in calendar year 2018 and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty. (Brexit is the popular term for the U.K.’s approved vote on a referendum to exit the European Union.)

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of global economic slowdown and populist politics weighed on investor sentiment throughout the year. Political uncertainty remained elevated in Europe, particularly surrounding the Italian fiscal budget and ongoing Brexit negotiations. After a second calendar quarter with only modestly negative returns for the MSCI EAFE Index and a third calendar quarter with only modest gains for the MSCI EAFE Index, U.S. and international equities alike fell sharply in the fourth quarter of 2018 on continued trade war escalations between the U.S. and China, on heightened political uncertainty and in a delayed response to an earlier sell-off in global rates. Global equities saw a reprieve in November on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. and international equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial U.S. government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, all but one sector of the MSCI EAFE Index declined, with financials, materials, information technology, consumer discretionary and industrials the weakest performers on the basis of total return during the Reporting Period. Utilities was the only sector in the MSCI EAFE Index to post a positive return during the Reporting Period. Health care, energy and

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

real estate generated negative absolute returns but significantly outperformed the broad MSCI EAFE Index during the Reporting Period.

From a country perspective, all equity markets in the MSCI EAFE Index posted a negative absolute return during the Reporting Period. Austria, Belgium, Ireland and Germany were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period. Finland, New Zealand, Israel, Norway, Hong Kong and Switzerland posted negative returns but significantly outpaced the MSCI EAFE Index on a relative basis during the Reporting Period.

What changes were made to the Fund’s principal investment strategy during the Reporting Period?

Effective on April 23, 2018, the Fund invests, under normal circumstance, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in the securities of issuers in emerging market countries. The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy with some exposure to small-cap issuers. Additionally, the Fund’s contractual management fee rate was lowered from 0.85% to 0.81% of the Fund’s average daily net assets.

What key factors were responsible for the Fund’s performance from January 1, 2018 through April 22, 2018 (the “initial part of the Reporting Period”)?

The Fund outperformed the MSCI EAFE Index during the initial part of the Reporting Period, attributable primarily to individual stock selection overall. Sector allocation as a whole detracted, albeit modestly.

What were some of the Fund’s best-performing individual stocks during the initial part of the Reporting Period?

Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the initial part of the Reporting Period were U.K.-based global business-to-business events organizer UBM and Singapore-based multinational banking and financial services provider DBS Group Holdings.

In January 2018, Informa made a cash/equity offer to acquire UBM at a 30% premium, which contributed to UBM’s strong stock performance. UBM shareholders would own a 34.5% stake in the combined entity, and the transaction was expected to close by the end of the second quarter of 2018. The acquisition was indeed completed on June 15, 2018. UBM’s stock also rose on reports made during the Reporting Period of top-line earnings and earnings before interest, taxes, depreciation and amortization that beat market estimates for the company’s fiscal year 2017. The company’s organic growth was also positive and exceeded market expectations during the Reporting Period.

Shares of DBS Group Holdings rose on improved margin expansion and loan growth and first quarter 2018 earnings that beat market expectations, in part due to higher fee income. Further, DBS Group Holdings had excess capital from record profits, which it distributed in May 2018 in the form of a one-time special dividend and also announced dividend growth going forward in line with its earnings growth.

Which stocks detracted significantly from the Fund’s performance during the initial part of the Reporting Period?

Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the initial part of the Reporting Period were Denmark-based multinational pharmaceuticals company Novo Nordisk and Germany-based manufacturer of industrial machinery and process technology GEA Group.

Novo Nordisk focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as haemostasis management, growth disorders and hormone replacement therapy. Novo Nordisk underperformed the broader European Union pharmaceuticals sector after headlines about its oral semaglutide Phase 3 trials were out in mid-February 2018. Oral semaglutide is the first oral treatment for diabetes. We believe Novo Nordisk’s weak performance was driven by several factors. First — investor confusion around the statistical analysis used in the headline data. Second — a perception that the “catalyst has passed.” We believe such concerns were unwarranted with further key oral semaglutide data due in the second calendar quarter. Third — currency concerns given the significant impact of such during the first quarter of 2018. After the severe price reaction and the opportunity we had to discuss the issues with the company’s management, we felt the news on this oral treatment was over-discounted in its share price.

GEA Group’s weak performance was driven by mis-execution of a number of orders that resulted in management changes within the company as well as investor doubts about when its business might stabilize.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Which equity market sectors most significantly affected Fund performance during the initial part of the Reporting Period?

Effective stock selection in the consumer discretionary, information technology and financials sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the initial part of the Reporting Period. Partially offsetting these positive contributors was weaker stock selection in the health care, consumer staples and energy sectors, which detracted from the Fund’s performance relative to the MSCI EAFE Index during the initial part of the Reporting Period. Having an overweighted allocation to consumer staples, which lagged the MSCI EAFE Index during the initial part of the Reporting Period, also dampened the Fund’s relative results.

Which countries or regions most affected the Fund’s performance during the initial part of the Reporting Period?

Typically, the Fund’s individual stock holdings would significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, having an overweighted allocation to Italy, which outperformed the MSCI EAFE Index during the initial part of the Reporting Period, and strong stock selection in Japan and Singapore contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s relative performance during the initial part of the Reporting Period were France, Denmark and Germany, where stock selection overall hurt.

What key factors were responsible for the Fund’s performance from April 23, 2018 through December 31, 2018 (the “second part of the Reporting Period”)?

During the second part of the Reporting Period, the Fund underperformed the MSCI EAFE Index largely due to stock selection driven by our quantitative model. However, five of our quantitative model’s six investment themes contributed positively.

What impact did the Fund’s investment themes have on performance during the second part of the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the second part of the Reporting Period, five of our six investment themes contributed positively to relative returns. Quality contributed most positively to relative performance, followed by Momentum and Valuation. The Sentiment and Management themes also contributed positively, albeit to a lesser extent. The Quality theme assesses both firm and financial quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

The Profitability theme detracted from the Fund’s relative returns during the second part of the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s country, sector and industry allocations affect relative performance during the second part of the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making country, industry or sector bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its country, industry and sector allocation and style. Changes in country, sector or industry weights generally do not have a meaningful impact on relative performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Did stock selection help or hurt Fund performance during the second part of the Reporting Period?

We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the second part of the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the materials, consumer discretionary and communication services sectors detracted most from the Fund’s results relative to the MSCI EAFE Index. Partially offsetting these detractors was stock selection in the information technology sector, which was the only sector to contribute positively to the Fund’s results relative to the MSCI EAFE Index during the second part of the Reporting Period.

Which individual positions detracted from the Fund’s results during the second part of the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Index were overweight positions in German chemicals manufacturer Covestro and Denmark’s jewelry manufacturer and retailer Pandora and an underweight position in Switzerland’s pharmaceutical and consumer healthcare products manufacturer Novartis. The Fund had an overweight position in Covestro based on our positive views on Momentum and Value. We chose to overweight Pandora due to our positive views on Value and Quality. Negative views on Management and Profitability drove the Fund’s underweight in Novartis.

Which individual stock positions contributed the most to the Fund’s relative returns during the second part of the Reporting Period?

The Fund benefited most from overweighted positions in Japanese skin care cosmetics producer Fancl, Swiss pharmaceutical and diagnostic products manufacturer Roche Holding and Japanese pharmaceutical company Shionogi & Co. We chose to overweight Fancl due to our positive views on Management and Sentiment. The Fund’s overweight to Roche Holding was based on our positive views on Value and Quality. Our positive views on Value and Momentum drove the Fund’s overweight in Shionogi & Co.

What impact did the Goldman Sachs Quantitative Investment Strategies Team’s country/currency selection strategy have on the Fund’s relative performance during the second part of the Reporting Period?

To construct the Fund’s portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the MSCI EAFE Index in terms of its country allocation. Changes in the Fund’s country weights are generally the result of our stock picking.

Did you make any enhancements to your quantitative models during the second part of the Reporting Period?

We continuously look for ways to improve our investment process. During the second part of the Reporting Period, we made numerous enhancements to our models. As example, we introduced two new signals within our Momentum theme that help us create economic links between different companies, potentially giving us insights into price movements of related companies. The first signal uses natural language processing to read through various sections in the patent document to form linkages in the markets of Europe and Japan. The second signal, introduced in the Japan region, uses natural language processing techniques to analyze various sections within the annual financial statements of companies.

Also in the Japan region, we added a signal that uses consumer and retailer activity data to predict the sales of retailers and consumer goods companies.

Within our Sentiment theme, we enhanced existing signals that use machine learning to help understand sell-side analyst sentiment. With a larger body of sell-side research reports to analyze, we introduced a new machine learning algorithm to help classify sentiment. We extended an existing market sentiment signal from the U.S. to the U.K. region. The signal examines institutional investor activity to extract conviction positions.

We also extended a suite of signals within our Quality and Sentiment themes that use natural language processing on U.S. regulatory filings to the Japan region with Japanese regulatory filings.

How did the Fund use derivatives during the Reporting Period?

During the initial part of the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy. During the second part of the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the second part of the Reporting Period.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of December 31, 2018, the Fund was overweight the industrials, health care, energy and information technology sectors relative to the MSCI EAFE Index. The Fund was underweight consumer staples, real estate and communication services and rather neutral to the MSCI EAFE Index in financials, consumer discretionary, materials and utilities on the same date.

In terms of countries, the Fund was overweight relative to the MSCI EAFE Index in Japan, the Netherlands and Hong Kong. Compared to the MSCI EAFE Index, the Fund was underweight in the U.K., France, Australia and Singapore and was relatively neutral compared to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

As mentioned earlier, the Fund’s portfolio management team was changed from the Goldman Sachs International Equity Portfolio Management Team to the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. QIS employs a globally integrated team of more than 95 professionals, with an additional 70-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Index Definitions

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

It is not possible to invest directly in an index.

7

FUND BASICS

International Equity Insights Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-16.28%	-0.75%	5.75%	3.11%	1/12/98
Service	-16.55	-0.99	5.48	1.07	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	0.99%
Service	1.13	1.24

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business	Country
Roche Holding AG	2.3%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BP plc ADR	1.8	Energy	United Kingdom
AIA Group Ltd.	1.5	Insurance	Hong Kong
Novo Nordisk A/S Class B	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Safran SA	1.2	Capital Goods	France
International Consolidated Airlines Group SA	1.2	Transportation	United Kingdom
Toyota Motor Corp.	1.2	Automobiles & Components	Japan
Air Liquide SA	1.1	Materials	France
Rio Tinto plc ADR	1.0	Materials	Australia
Eni SpA	1.0	Energy	Italy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at December 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	-16.28%	-0.75%	5.75%	3.11%
Service (Commenced January 9, 2006)	-16.55%	-0.99%	5.48%	1.07%

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 96.4%
Australia – 7.0%
2,233	ASX Ltd. (Diversified Financials)	$94,355
168,364	Aurizon Holdings Ltd. (Transportation)	507,954
12,300	BHP Group plc (Materials)	259,911
82,725	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	477,123
25,416	Coles Group Ltd. (Food & Staples Retailing)*	210,167
53,266	Crown Resorts Ltd. (Consumer Services)	445,160
6,423	Goodman Group (REIT)	48,114
106,514	Insurance Australia Group Ltd. (Insurance)	525,350
3,742	Macquarie Group Ltd. (Diversified Financials)	286,622
19,936	Metcash Ltd. (Food & Staples Retailing)	34,432
123,683	Qantas Airways Ltd. (Transportation)	504,568
17,652	Rio Tinto plc ADR (Materials)	855,769
21,311	Telstra Corp. Ltd. (Telecommunication Services)	42,768
23,727	TPG Telecom Ltd. (Telecommunication Services)	107,627
12,894	Vicinity Centres (REIT)	23,627
22,433	Wesfarmers Ltd. (Retailing)	509,648
36,842	Woolworths Group Ltd. (Food & Staples Retailing)	764,251

		5,697,446

Austria – 0.4%
8,139	OMV AG (Energy)	355,456

Belgium – 0.5%
1,463	KBC Group NV (Banks)	94,128
2,872	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	234,575
335	Warehouses De Pauw CVA (REIT)	44,217

		372,920

China – 0.8%
43,000	ENN Energy Holdings Ltd. (Utilities)	382,174
384,000	Towngas China Co. Ltd. (Utilities)	284,524

		666,698

Denmark – 1.8%
2,625	Carlsberg A/S Class B (Food, Beverage & Tobacco)	279,245
1,963	GN Store Nord A/S (Health Care Equipment & Services)	73,552
23,878	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,096,647
1,898	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(a)	22,874

		1,472,318

Common Stocks – (continued)
Finland – 0.3%
1,863	Kesko OYJ Class B (Food & Staples Retailing)	$100,543
1,707	Neste OYJ (Energy)	132,160
4,321	Ramirent OYJ (Capital Goods)	26,983

		259,686

France – 9.1%
7,206	Air Liquide SA (Materials)	894,810
3,598	Arkema SA (Materials)	308,882
14,575	Beneteau SA (Consumer Durables & Apparel)	191,677
6,430	BNP Paribas SA (Banks)	290,384
1,277	Christian Dior SE (Consumer Durables & Apparel)	488,635
3,281	Cie Generale des Etablissements Michelin SCA (Automobiles & Components)	322,939
5,937	Eiffage SA (Capital Goods)	496,376
7,077	Eutelsat Communications SA (Media & Entertainment)	139,425
2,211	Faurecia SA (Automobiles & Components)	83,424
534	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	69,092
1,743	Kering SA (Consumer Durables & Apparel)	816,541
8,057	Lagardere SCA (Media & Entertainment)	203,321
578	Legrand SA (Capital Goods)	32,676
2,579	Rubis SCA (Utilities)	138,683
8,216	Safran SA (Capital Goods)	985,386
10,941	Schneider Electric SE (Capital Goods)	742,142
2,965	Teleperformance (Commercial & Professional Services)	474,311
15,282	TOTAL SA (Energy)	806,051

		7,484,755

Germany – 7.6%
3,542	adidas AG (Consumer Durables & Apparel)	740,239
2,052	Allianz SE (Registered) (Insurance)	412,360
1,396	Axel Springer SE (Media & Entertainment)	79,092
7,700	BASF SE (Materials)	536,333
314	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	21,838
7,310	CANCOM SE (Software & Services)	239,909
3,800	Continental AG (Automobiles & Components)	529,097
8,750	Covestro AG (Materials)(a)	433,339
24,393	Deutsche Lufthansa AG (Registered) (Transportation)	550,881
2,727	E.ON SE (Utilities)	26,919
1,680	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	33,320

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
7,941	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	$514,745
10,112	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	488,755
26,747	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	535,520
1,216	Nemetschek SE (Software & Services)	133,775
18,696	ProSiebenSat.1 Media SE (Media & Entertainment)	332,669
3,858	Wirecard AG (Software & Services)	581,602

		6,190,393

Hong Kong – 4.3%
151,600	AIA Group Ltd. (Insurance)	1,259,313
55,500	CLP Holdings Ltd. (Utilities)	627,200
27,800	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	803,658
38,000	Hysan Development Co. Ltd. (Real Estate)	180,705
89,000	NWS Holdings Ltd. (Capital Goods)	182,750
70,000	Swire Pacific Ltd. Class B (Real Estate)	117,002
62,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	329,013

		3,499,641

Italy – 1.5%
1,850	Avio SpA (Capital Goods)	23,655
53,760	Eni SpA (Energy)	849,258
27,625	Iren SpA (Utilities)	66,344
11,172	Mediobanca Banca di Credito Finanziario SpA (Banks)	94,531
34,507	Terna Rete Elettrica Nazionale SpA (Utilities)	195,970

		1,229,758

Japan – 26.4%
29,200	AEON Financial Service Co. Ltd. (Diversified Financials)	518,033
2,600	Amada Holdings Co. Ltd. (Capital Goods)	23,340
2,700	ANA Holdings, Inc. (Transportation)	96,927
2,000	Aozora Bank Ltd. (Banks)	59,610
39,200	Asahi Kasei Corp. (Materials)	402,324
44,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	564,727
3,500	Central Japan Railway Co. (Transportation)	738,456
1,300	Central Sports Co. Ltd. (Consumer Services)	41,442
3,500	Chodai Co. Ltd. (Capital Goods)	22,189
1,600	Chubu Electric Power Co., Inc. (Utilities)	22,735
1,700	cocokara fine, Inc. (Food & Staples Retailing)	82,807

Common Stocks – (continued)
Japan – (continued)
7,800	East Japan Railway Co. (Transportation)	688,819
2,800	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	216,776
5,000	Fancl Corp. (Household & Personal Products)	127,566
700	Fujimori Kogyo Co. Ltd. (Materials)	18,759
1,900	Geo Holdings Corp. (Retailing)	28,847
900	Heiwa Corp. (Consumer Durables & Apparel)	18,323
1,100	Himaraya Co. Ltd. (Retailing)	9,147
24,200	Hitachi Ltd. (Technology Hardware & Equipment)	641,548
5,600	Honda Motor Co. Ltd. (Automobiles & Components)	147,532
2,600	Hulic Co. Ltd. (Real Estate)	23,235
3,600	IMAGICA GROUP, Inc. (Media & Entertainment)	16,449
2,600	ISB Corp. (Software & Services)	36,589
15,300	Japan Airlines Co. Ltd. (Transportation)	542,249
4,700	Japan Exchange Group, Inc. (Diversified Financials)	75,810
277	Japan Retail Fund Investment Corp. (REIT)	552,773
30,900	JFE Holdings, Inc. (Materials)	492,186
76,800	JXTG Holdings, Inc. (Energy)	398,863
2,700	Kamigumi Co. Ltd. (Transportation)	55,239
14,500	Kansai Electric Power Co., Inc. (The) (Utilities)	217,452
1,600	KDDI Corp. (Telecommunication Services)	38,232
1,500	Kewpie Corp. (Food, Beverage & Tobacco)	33,401
15,900	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	331,540
4,800	Kyocera Corp. (Technology Hardware & Equipment)	239,928
4,300	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	52,690
800	Mandom Corp. (Household & Personal Products)	21,797
8,000	Marui Group Co. Ltd. (Retailing)	155,039
4,800	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	147,584
2,800	Medipal Holdings Corp. (Health Care Equipment & Services)	59,904
73,000	Mitsubishi Chemical Holdings Corp. (Materials)	551,512
84,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	414,206
369,200	Mizuho Financial Group, Inc. (Banks)	571,240
12,300	MS&AD Insurance Group Holdings, Inc. (Insurance)	349,631
4,300	NEC Networks & System Integration Corp. (Software & Services)	95,675

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
10,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	$424,313
5,500	Nomura Research Institute Ltd. (Software & Services)	203,955
9,600	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	196,039
31,500	ORIX Corp. (Diversified Financials)	460,276
27,400	Osaka Gas Co. Ltd. (Utilities)	499,830
4,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	110,487
14,400	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	393,051
2,200	Round One Corp. (Consumer Services)	22,575
300	Ryohin Keikaku Co. Ltd. (Retailing)	72,835
42,300	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	610,315
1,100	SCSK Corp. (Software & Services)	38,977
36,300	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	506,049
14,500	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	630,099
13,500	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	770,519
2,400	SoftBank Group Corp. (Telecommunication Services)	157,198
4,800	Sompo Holdings, Inc. (Insurance)	163,056
56,000	Sumitomo Chemical Co. Ltd. (Materials)	271,192
40,800	Sumitomo Corp. (Capital Goods)	578,902
18,100	Sumitomo Heavy Industries Ltd. (Capital Goods)	536,687
25,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	830,720
15,200	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	553,538
800	Suzuken Co. Ltd. (Health Care Equipment & Services)	40,738
10,600	Takashimaya Co. Ltd. (Retailing)	135,344
12,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)	437,239
11,700	TIS, Inc. (Software & Services)	460,663
5,600	Tohoku Electric Power Co., Inc. (Utilities)	73,729
12,900	Tokio Marine Holdings, Inc. (Insurance)	612,863
16,500	Toyota Motor Corp. (Automobiles & Components)	955,129
2,500	XNET Corp. (Software & Services)	18,819
200,900	Yahoo Japan Corp. (Media & Entertainment)	499,783
13,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	265,522

Common Stocks – (continued)
Japan – (continued)
1,500	Yamaya Corp. (Food & Staples Retailing)	30,019
3,200	Zuken, Inc. (Software & Services)	43,413

		21,547,005

Netherlands – 6.7%
23,086	ABN AMRO Group NV CVA (Banks)(a)	543,256
31,618	Altice Europe NV (Media & Entertainment)*	61,349
2,978	ASML Holding NV (Semiconductors & Semiconductor Equipment)	466,532
4,761	ASR Nederland NV (Insurance)	188,388
32,601	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	823,573
7,786	Koninklijke DSM NV (Materials)	631,645
14,392	NN Group NV (Insurance)	572,206
2,398	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	175,726
8,282	Randstad NV (Commercial & Professional Services)	379,730
15,711	Royal Dutch Shell plc Class A (Energy)	463,080
10,300	Royal Dutch Shell plc Class B (Energy)	307,944
14,076	Wolters Kluwer NV (Commercial & Professional Services)	827,770

		5,441,199

New Zealand – 0.0%
3,151	Trustpower Ltd. (Utilities)	13,015

Norway – 1.6%
3,782	Austevoll Seafood ASA (Food, Beverage & Tobacco)	46,688
5,188	DNB ASA (Banks)	83,276
40,723	DNO ASA (Energy)	59,169
16,736	Kongsberg Gruppen ASA (Capital Goods)	227,523
37,445	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	284,975
8,165	Salmar ASA (Food, Beverage & Tobacco)	404,974
19,139	SpareBank 1 SR-Bank ASA (Banks)	197,469

		1,304,074

Portugal – 0.7%
35,901	Galp Energia SGPS SA (Energy)	565,291

Singapore – 0.2%
22,000	Singapore Exchange Ltd. (Diversified Financials)	115,298
4,300	Venture Corp. Ltd. (Technology Hardware & Equipment)	44,147

		159,445

Spain – 2.5%
616	ACS Actividades de Construccion y Servicios SA (Capital Goods)	23,844

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
139,011	Banco Bilbao Vizcaya Argentaria SA (Banks)	$738,401
18,788	Banco de Sabadell SA (Banks)	21,497
82,953	CaixaBank SA (Banks)	300,409
3,020	Enagas SA (Energy)	81,637
9,681	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	254,144
34,291	Merlin Properties Socimi SA (REIT)	423,609
23,801	Telefonica SA (Telecommunication Services)	200,342

		2,043,883

Sweden – 3.1%
24,203	Alfa Laval AB (Capital Goods)	520,298
12,662	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	156,687
1,020	Nolato AB Class B (Capital Goods)	42,218
2,318	Skandinaviska Enskilda Banken AB Class A (Banks)	22,533
5,616	SSAB AB Class B (Materials)	15,849
2,554	Swedbank AB Class A (Banks)	57,085
12,347	Swedish Match AB (Food, Beverage & Tobacco)	486,070
77,280	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	684,080
43,773	Volvo AB Class B (Capital Goods)	573,166

		2,557,986

Switzerland – 8.1%
10,713	Adecco Group AG (Registered) (Commercial & Professional Services)	503,537
1,904	BKW AG (Utilities)	133,149
1,818	Galenica AG (Pharmaceuticals, Biotechnology & Life Sciences)(a)	80,082
8,522	Logitech International SA (Registered) (Technology Hardware & Equipment)	269,198
2,000	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	519,910
8,847	Nestle SA (Registered) (Food, Beverage & Tobacco)	718,047
2,981	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	255,306
3,354	Oriflame Holding AG (Household & Personal Products)	75,442
7,574	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,880,314
1,308	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	447,353
32	Swiss Life Holding AG (Registered) (Insurance)	12,351

Common Stocks – (continued)
Switzerland – (continued)
2,697	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	524,933
4,350	Temenos AG (Registered) (Software & Services)	522,708
2,322	Zurich Insurance Group AG (Insurance)*	692,162

		6,634,492

United Kingdom – 13.6%
56,601	3i Group plc (Diversified Financials)	558,494
12,792	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	178,058
4,249	Ashtead Group plc (Capital Goods)	88,631
115,855	Aviva plc (Insurance)	554,482
38,192	BP plc ADR (Energy)	1,448,241
34,650	BT Group plc (Telecommunication Services)	105,357
13,766	Burberry Group plc (Consumer Durables & Apparel)	302,288
12,066	Diageo plc (Food, Beverage & Tobacco)	431,171
131,915	Direct Line Insurance Group plc (Insurance)	536,227
28,396	Experian plc (Commercial & Professional Services)	688,374
40,146	Fiat Chrysler Automobiles NV (Automobiles & Components)*	578,840
28,501	Genel Energy plc (Energy)*	64,445
26,740	Great Portland Estates plc (REIT)	224,777
22,193	HSBC Holdings plc (Banks)	183,086
22,800	Imperial Brands plc (Food, Beverage & Tobacco)	692,020
122,136	International Consolidated Airlines Group SA (Transportation)	965,659
5,457	Intertek Group plc (Commercial & Professional Services)	333,984
208,202	Legal & General Group plc (Insurance)	613,440
554,203	Lloyds Banking Group plc (Banks)	365,320
11,882	National Grid plc (Utilities)	116,245
9,877	Next plc (Retailing)	502,906
45,682	Pearson plc (Media & Entertainment)	547,266
8,063	Smith & Nephew plc (Health Care Equipment & Services)	150,929
7,063	Unilever plc ADR (Household & Personal Products)	369,042
25,707	Vodafone Group plc ADR (Telecommunication Services)	495,631

		11,094,913

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 0.2%
1,607	Carnival plc ADR (Consumer Services)	$78,309
3,244	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	110,850

		189,159

TOTAL COMMON STOCKS
(Cost $90,407,498)		$78,779,533

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $90,407,498)		$78,779,533

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
431,989	2.521%	$431,989
(Cost $431,989)

TOTAL INVESTMENTS – 96.9%
(Cost $90,839,487)		$79,211,522

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%		2,540,538

NET ASSETS – 100.0%		$81,752,060

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,079,551, which represents approximately 1.3% of net assets as of December 31, 2018. The liquidity determination is unaudited.

(b)	All or a portion of security is on loan.

(c)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	20	03/15/2019	$681,492	$(16,730)
FTSE 100 Index	4	03/15/2019	339,502	(3,440)
MSCI Singapore Index	1	01/30/2019	25,071	70
SPI 200 Index	1	03/21/2019	97,922	72
TOPIX Index	2	03/07/2019	272,524	(16,506)

Total Futures Contracts				$(36,534)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $90,407,498)(a)	$78,779,533
Investments in affiliated securities lending reinvestment vehicle, at value (cost $431,989)	431,989
Cash	938,716
Foreign currencies, at value (cost $1,708,659)	1,690,067
Receivables:
Foreign tax reclaims	404,068
Collateral on certain derivative contracts	82,601
Reimbursement from investment adviser	75,466
Dividends	67,519
Fund shares sold	2,296
Securities lending income	1,119
Other assets	534

Total assets	82,473,908

Liabilities:
Variation margin on futures	1,580
Payables:
Payable upon return of securities loaned	431,989
Due to custodian	94,876
Management fees	57,101
Fund shares redeemed	26,352
Distribution and Service fees and Transfer Agency fees	10,866
Accrued expenses	99,084

Total liabilities	721,848

Net Assets:
Paid-in capital	95,533,397
Total distributable loss	(13,781,337)

NET ASSETS	$81,752,060
Net Assets:
Institutional	$37,828,851
Service	43,923,209

Total Net Assets	$81,752,060
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,344,929
Service	6,178,787
Net asset value, offering and redemption price per share:
Institutional	$7.08
Service	7.11

(a) Includes loaned securities having a market value of $411,201.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $277,128)	$2,698,137
Securities lending income — affiliated issuer	30,263
Dividends — affiliated issuers	8,484

Total investment income	2,736,884

Expenses:
Management fees	899,515
Distribution and Service fees — Service Shares	164,480
Professional fees	156,997
Custody, accounting and administrative services	117,177
Printing and mailing costs	79,884
Transfer Agency fees(a)	21,781
Trustee fees	16,271
Registration fees	730
Other	16,707

Total expenses	1,473,542

Less — expense reductions	(359,321)

Net expenses	1,114,221

NET INVESTMENT INCOME	1,622,663

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	19,723,629
Futures contracts	(67,439)
Foreign currency transactions	(59,504)
Net change in unrealized loss on:
Investments — unaffiliated issuers	(37,735,827)
Futures contracts	(36,534)
Foreign currency translation	(23,410)

Net realized and unrealized loss	(18,199,085)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,576,422)

(a) Institutional and Service Shares incurred Transfer Agency fees of $8,624 and $13,157, respectively.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$1,622,663	$2,387,471
Net realized gain (loss)	19,596,686	(257,284)
Net change in unrealized gain (loss)	(37,795,771)	34,780,956

Net increase (decrease) in net assets resulting from operations	(16,576,422)	36,911,143

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(8,500,382)	(739,059	)(a)
Service Shares	(9,678,544)	(1,909,638	)(a)

Total distributions to shareholders	(18,178,926)	(2,648,697)

From share transactions:
Proceeds from sales of shares	12,142,507	7,888,528
Reinvestment of distributions	18,178,926	2,648,697
Cost of shares redeemed	(79,104,015)	(21,932,620)

Net decrease in net assets resulting from share transactions	(48,782,582)	(11,395,395)

TOTAL INCREASE (DECREASE)	(83,537,930)	22,867,051

Net assets:(b)

Beginning of year	165,289,990	142,422,939

End of year	$81,752,060	$165,289,990

(a)

Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the fiscal year ended December 31, 2017.

(b)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income were $(216,255) for the Fund as of December 31, 2017.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016		2015		2014

Per Share Data

Net asset value, beginning of year	$10.88	$8.75	$9.19		$9.26		$10.43

Net investment income(a)	0.19	0.17	0.17	(b)	0.14	(c)	0.39	(d)

Net realized and unrealized gain (loss)	(1.94)	2.16	(0.42)		(0.04)		(1.18)

Total from investment operations	(1.75)	2.33	(0.25)		0.10		(0.79)

Distributions to shareholders from net investment income	(0.21)	(0.20)	(0.19)		(0.17)		(0.38)

Distributions to shareholders from net realized gains	(1.84)	—	—		—		—

Total distributions	(2.05)	(0.20)	(0.19)		(0.17)		(0.38)

Net asset value, end of year	$7.08	$10.88	$8.75		$9.19		$9.26

Total return(e)	(16.28)%	26.60%	(2.72)%		1.05%		(7.54)%

Net assets, end of year (in 000s)	$37,829	$41,512	$37,061		$41,737		$46,871

Ratio of net expenses to average net assets	0.87%	0.87%	0.89%		0.89%		0.99%

Ratio of total expenses to average net assets	1.23%	1.02%	1.06%		1.06%		1.04%

Ratio of net investment income to average net assets	1.79%	1.69%	1.94	%(b)	1.42	%(c)	3.75	%(d)

Portfolio turnover rate(f)	156%	23%	39%		58%		74%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016		2015		2014

Per Share Data

Net asset value, beginning of year	$10.91	$8.78	$9.21		$9.28		$10.44

Net investment income(a)	0.14	0.14	0.15	(b)	0.12	(c)	0.36	(d)

Net realized and unrealized gain (loss)	(1.93)	2.16	(0.42)		(0.05)		(1.17)

Total from investment operations	(1.79)	2.30	(0.27)		0.07		(0.81)

Distributions to shareholders from net investment income	(0.17)	(0.17)	(0.16)		(0.14)		(0.35)

Distributions to shareholders from net realized gains	(1.84)	—	—		—		—

Total distributions	(2.01)	(0.17)	(0.16)		(0.14)		(0.35)

Net asset value, end of year	$7.11	$10.91	$8.78		$9.21		$9.28

Total return(e)	(16.55)%	26.21%	(2.86)%		0.77%		(7.70)%

Net assets, end of year (in 000s)	$43,923	$123,778	$105,362		$116,811		$126,230

Ratio of net expenses to average net assets	1.12%	1.12%	1.14%		1.14%		1.24%

Ratio of total expenses to average net assets	1.43%	1.27%	1.31%		1.31%		1.29%

Ratio of net investment income to average net assets	1.30%	1.44%	1.68	%(b)	1.18	%(c)	3.47	%(d)

Portfolio turnover rate(f)	156%	23%	39%		58%		74%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Insights Fund (the “Fund”) (formerly the Goldman Sachs Strategic International Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$25,872,789	$—
Australia and Oceania	855,769	4,854,692	—
Europe	2,488,640	44,518,484	—
North America	78,309	110,850	—
Securities Lending Reinvestment Vehicle	431,989	—	—

Total	$3,854,707	$75,356,815	$—

Derivative Type

Assets(b)
Futures Contracts	$142	$—	$—

Liabilities(b)
Futures Contracts	$(36,676)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)

Equity	Variation margin on futures	$142	Variation margin on futures	$(36,676)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2018 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(67,439)	$(36,534)	8

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rate and effective net management rate represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.81%	0.73%	0.69%	0.68%	0.67%	0.83%	0.81%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time. For the fiscal year ended December 31, 2018, GSAM waived $17,323 of its management fee.

Prior to April 23, 2018, the contractual management fee rates for the Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Fund’s prospectus dated April 28, 2017.

First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.85%	0.77%	0.73%	0.72%	0.71%

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $981 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$18,304	$1,131	$339,886	$359,321

E. Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company

$952,535	$15,358,348	$(16,310,883)	$—	—	$8,484

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $170,910,360 and $235,533,771, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2018
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018

$1,758	$4,226	$431,989

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$—	$15,326,568	$(14,894,579)	$431,989

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$2,648,697	$1,681,091
Net long-term capital gains	—	16,497,835
Total taxable distributions	$2,648,697	$18,178,926

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$48,044
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(2,120,967)
Unrealized losses — net	$(11,708,414)
Total accumulated losses — net	$(13,781,337)

(1)	Expiration occurs on December 31 of the year indicated.

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$90,861,248
Gross unrealized gain	1,309,346
Gross unrealized loss	(13,017,760)
Net unrealized loss	$(11,708,414)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

9. OTHER RISKS (continued)

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	745,548	$7,784,495	116,273	$1,205,739
Reinvestment of distributions	1,192,199	8,500,382	68,179	739,059
Shares redeemed	(407,538)	(4,306,214)	(603,057)	(6,124,918)
	1,530,209	11,978,663	(418,605)	(4,180,120)
Service Shares
Shares sold	420,689	4,358,012	729,786	6,682,789
Reinvestment of distributions	1,351,752	9,678,544	175,842	1,909,638
Shares redeemed	(6,939,757)	(74,797,801)	(1,563,959)	(15,807,702)
	(5,167,316)	(60,761,245)	(658,331)	(7,215,275)

NET DECREASE	(3,637,107)	$(48,782,582)	(1,076,936)	$(11,395,395)

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs International Equity Insights Fund (formerly known as Goldman Sachs Strategic International Equity Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs International Equity Insights Fund (formerly known as Goldman Sachs Strategic International Equity Fund) (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$860.10		$4.08
Hypothetical 5% return	1,000	1,020.82	+	4.43
Service

Actual	1,000	858.90		5.29
Hypothetical 5% return	1,000	1,019.51	+	5.75

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.13% for the Institutional and Service Shares, respectively.

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2018 tax year, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.1947 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2018 from foreign sources was 94.98%. The total amount of foreign taxes paid by the Fund was $0.0244 per share.

Pursuant to Section 852 of the Internal Revenue Code, the International Equity Insights Fund designates $16,497,835 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

36

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITINTLAR-19/157035-OTU-914536/10.3K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Annual Report

December 31, 2018

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.

The Multifactor Models rely on some or all of the following investment pillars and themes to forecast the returns of individual securities (although additional pillars or themes may be added in the future without prior notice):

Fundamental Mispricings

• Valuation: The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

High Quality Business Models

• Profitability: The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

• Quality: The Quality theme assesses both firm and management quality.

• Management: The Management theme assesses the characteristics, policies and strategic decisions of company management.

Market Themes and Trends

• Momentum: The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Sentiment Analysis

• Sentiment: The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2018 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of –6.19% and –6.36%, respectively. These returns compare to the –4.38% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned –9.03% in December 2018, posting its worst December since 1931 and bringing its total return to –4.38% for the Reporting Period, the worst calendar year since 2008.

Despite a strong start to the Reporting Period in January 2018 amid solid economic data, a $1.5 trillion tax reform law signed in December 2017, and a favorable corporate earnings season, U.S. equities endured a challenging and volatile year in 2018. In February 2018, U.S. and international equities sold off on market speculation of a faster pace of Federal Reserve (“Fed”) short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt, sparking another sell-off in the U.S. equity markets. (Jerome Powell assumed the chairmanship of the Fed in February 2018. Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on a widely expected interest rate increase, with its “dot plot” pointing to a total of three interest rate hikes in calendar year 2018 and potentially two in 2019. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their economic growth forecast higher and their unemployment forecast lower.

By the end of the Reporting Period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the calendar year. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and on encouraging progress toward China-U.S. trade talks. However, the recovery was short-lived, as U.S. equities plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, the partial Federal government shutdown and the U.S. President’s criticism of Fed Chair Powell.

For the Reporting Period overall, seven sectors posted negative absolute returns and four generated positive returns. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted negative returns, large-cap stocks, as measured by the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Russell 1000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, five of our quantitative model’s six investment themes contributed positively. However, the Fund underperformed the S&P 500® Index due to select individual stock positions that detracted.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to relative returns. Quality contributed most positively to relative performance, followed by Management and Momentum. The Profitability and Sentiment themes also contributed positively, albeit to a lesser extent. The Quality theme assesses both firm and financial quality. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The Valuation theme was the only one that detracted from the Fund’s relative returns during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index.

During the Reporting Period, the Fund was hurt by certain individual stock positions, with investments in the consumer discretionary, consumer staples and materials sectors detracting most from the Fund’s results relative to the S&P 500® Index. Contributing positively were holdings in the industrials, utilities and energy sectors.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in packaged foods manufacturer Conagra Brands, energy and engineering and construction services provider Halliburton and semiconductor company Lam Research. The Fund had an overweight position in Conagra Brands based on our positive views on Sentiment and Momentum. We chose to overweight Halliburton due to our positive views on Sentiment and Value. Our positive views on Sentiment and Value also drove the Fund’s overweight in Lam Research.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweighted positions in tobacco company Philip Morris International and software developer Adobe Systems and from an underweight position in industrials conglomerate General Electric. We chose to overweight Philip Morris International due to our positive views on Sentiment and Quality. The Fund was overweight Adobe Systems given our positive views on Sentiment and Profitability. The underweight in General Electric was established because of our negative views on Management.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the second quarter of 2018, we introduced two new signals to our Sentiment theme in the U.S. region that use options data to gauge sentiment around companies. The first signal looks at high conviction option purchases to assess how strongly market participants feel about the prospects of a particular stock. The second signal aims to infer the positive or negative sentiment around a stock by looking at put and call options purchased for the particular company.

We also introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insights into price movements of related companies. The signal, introduced in the U.S., European, Japanese and emerging markets regions, uses natural language processing to read through various sections in the patent document to form linkages.

In the fourth quarter of 2018, we added a signal within our Quality theme that uses novel data to help us understand consumer retail trends. We believe this signal will complement our existing suite of alternative data metrics to help us better understand retailers’ earnings growth. We also added a number of signals that utilize natural language processing and regulatory filings to help us better understand the regulatory and business risks faced by companies.

Within our Sentiment theme, we enhanced our existing signals, which use machine learning to help understand sell-side analyst sentiment. With a larger body of sell-side research reports to analyze, we introduced a new machine learning algorithm to help classify sentiment.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2018, the Fund was overweight the health care, utilities, financials and energy sectors relative to the S&P 500® Index. The Fund was underweight consumer staples, communication services, information technology and consumer discretionary and was rather neutrally weighted in industrials, real estate and materials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team within the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team. QIS employs a globally integrated team of more than 95 professionals, with an additional 70-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

5

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2018

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-6.19%	8.39%	12.85%	5.87%	02/13/98
Service	-6.36	8.18	12.61	6.33	01/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.56%	0.70%
Service	0.77	0.95

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/183

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.2%	Technology Hardware & Equipment
Amazon.com, Inc.	3.0	Retailing
Microsoft Corp.	2.7	Software & Services
Johnson & Johnson	2.6	Pharmaceuticals, Biotechnology & Life Sciences
Boeing Co. (The)	1.9	Capital Goods
Medtronic plc	1.6	Health Care Equipment & Services
Citigroup, Inc.	1.5	Banks
PayPal Holdings, Inc.	1.5	Software & Services
Alphabet, Inc. Class C	1.5	Media & Entertainment
Bank of America Corp.	1.5	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2018

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2018

The following graph shows the value, as of December 31, 2018, of a $10,000 investment made on January 1, 2009 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2009 through December 31, 2018.

Average Annual Total Return through December 31, 2018	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	-6.19%	8.39%	12.85%	5.87%
Service (Commenced January 9, 2006)	-6.36%	8.18%	12.61%	6.33%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2018

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 1.2%
71,391	General Motors Co.	$2,388,029
21,100	Thor Industries, Inc.	1,097,200

		3,485,229

Banks – 6.4%
175,151	Bank of America Corp.	4,315,721
84,862	Citigroup, Inc.	4,417,916
93,868	Citizens Financial Group, Inc.	2,790,696
45,179	Comerica, Inc.	3,103,345
356	First Citizens BancShares, Inc. Class A	134,230
15,749	JPMorgan Chase & Co.	1,537,417
8,951	PacWest Bancorp	297,889
2,700	SVB Financial Group*	512,784
8,218	Western Alliance Bancorp*	324,529
24,915	Zions Bancorp NA	1,015,037

		18,449,564

Capital Goods – 4.9%
8,643	AECOM*	229,040
4,279	Allison Transmission Holdings, Inc.	187,891
16,843	Boeing Co. (The)	5,431,868
4,146	Caterpillar, Inc.	526,832
5,565	Harris Corp.	749,327
20,172	Honeywell International, Inc.	2,665,125
1,691	Illinois Tool Works, Inc.	214,233
11,239	Ingersoll-Rand plc	1,025,334
20,795	Parker-Hannifin Corp.	3,101,366
2,951	Textron, Inc.	135,716

		14,266,732

Commercial & Professional Services – 0.4%
13,953	ManpowerGroup, Inc.	904,154
1,676	Republic Services, Inc.	120,823

		1,024,977

Consumer Durables & Apparel – 0.5%
20,618	DR Horton, Inc.	714,620
30,735	PulteGroup, Inc.	798,803

		1,513,423

Consumer Services – 1.1%
1,467	Chipotle Mexican Grill, Inc.*	633,436
4,893	Darden Restaurants, Inc.	488,615
1,227	H&R Block, Inc.	31,129
21,251	Yum! Brands, Inc.	1,953,392

		3,106,572

Diversified Financials – 4.5%
111,310	Ally Financial, Inc.	2,522,285
11,695	Berkshire Hathaway, Inc. Class B*	2,387,885
12,689	Charles Schwab Corp. (The)	526,974
4,010	E*TRADE Financial Corp.	175,959
12,980	MSCI, Inc.	1,913,641
8,910	S&P Global, Inc.	1,514,165
49,975	Synchrony Financial	1,172,414

Common Stocks – (continued)
Diversified Financials – (continued)
65,900	Voya Financial, Inc.	$2,645,226

		12,858,549

Energy – 6.7%
8,377	Chevron Corp.	911,334
53,591	CNX Resources Corp.*	612,009
62,523	ConocoPhillips	3,898,309
18,041	Exxon Mobil Corp.	1,230,216
30,393	HollyFrontier Corp.	1,553,690
45,662	Marathon Petroleum Corp.	2,694,515
9,985	PBF Energy, Inc. Class A	326,210
40,542	Phillips 66	3,492,693
70,082	TechnipFMC plc	1,372,205
42,512	Valero Energy Corp.	3,187,125

		19,278,306

Food & Staples Retailing – 0.2%
16,835	Kroger Co. (The)	462,962
2,551	Walmart, Inc.	237,626

		700,588

Food, Beverage & Tobacco – 3.4%
9,029	Coca-Cola European Partners plc	413,980
102,656	Conagra Brands, Inc.	2,192,732
2,986	Constellation Brands, Inc. Class A	480,208
2,450	General Mills, Inc.	95,403
16,513	Ingredion, Inc.	1,509,288
3,186	Lamb Weston Holdings, Inc.	234,362
24,530	Monster Beverage Corp.*	1,207,367
8,108	Philip Morris International, Inc.	541,290
58,100	Tyson Foods, Inc. Class A	3,102,540

		9,777,170

Health Care Equipment & Services – 5.9%
4,872	ABIOMED, Inc.*	1,583,595
30,102	Boston Scientific Corp.*	1,063,805
27,592	HCA Healthcare, Inc.	3,433,824
5,420	Hill-Rom Holdings, Inc.	479,941
3,328	Humana, Inc.	953,405
16,546	IDEXX Laboratories, Inc.*	3,077,887
50,698	Medtronic plc	4,611,490
1,454	Molina Healthcare, Inc.*	168,984
1,999	UnitedHealth Group, Inc.	497,991
6,286	Universal Health Services, Inc. Class B	732,696
1,239	Varian Medical Systems, Inc.*	140,391
3,247	Zimmer Biomet Holdings, Inc.	336,779

		17,080,788

Household & Personal Products – 0.6%
5,967	Colgate-Palmolive Co.	355,156
15,792	Procter & Gamble Co. (The)	1,451,600

		1,806,756

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2018

Shares	Description	Value

Common Stocks – (continued)
Insurance – 3.8%
41,131	Allstate Corp. (The)	$3,398,655
59,316	Arch Capital Group Ltd.*	1,584,924
28,079	Assured Guaranty Ltd.	1,074,864
1,777	Athene Holding Ltd. Class A*	70,778
56,315	Progressive Corp. (The)	3,397,484
5,982	Torchmark Corp.	445,838
12,379	Unum Group	363,695
844	White Mountains Insurance Group Ltd.	723,890

		11,060,128

Materials – 2.9%
4,851	Berry Global Group, Inc.*	230,568
28,138	CF Industries Holdings, Inc.	1,224,284
54,510	Freeport-McMoRan, Inc.	561,998
12,929	International Paper Co.	521,814
10,410	Nucor Corp.	539,342
6,028	Sherwin-Williams Co. (The)	2,371,777
76,698	Westrock Co.	2,896,117

		8,345,900

Media & Entertainment – 6.9%
4,059	Alphabet, Inc. Class A*	4,241,493
4,182	Alphabet, Inc. Class C*	4,330,921
19,862	Cinemark Holdings, Inc.	711,060
60,785	Comcast Corp. Class A	2,069,729
32,780	Facebook, Inc. Class A*	4,297,130
413	Madison Square Garden Co. (The) Class A*	110,560
5,766	Netflix, Inc.*	1,543,327
14,943	News Corp. Class A	169,603
1,909	Omnicom Group, Inc.	139,815
2,057	Twitter, Inc.*	59,118
57,918	Viacom, Inc. Class B	1,488,493
7,018	Walt Disney Co. (The)	769,524

		19,930,773

Pharmaceuticals, Biotechnology & Life Sciences – 12.9%
37,046	AbbVie, Inc.	3,415,271
29,895	Agilent Technologies, Inc.	2,016,717
24,204	Allergan plc	3,235,106
19,998	Amgen, Inc.	3,893,011
4,287	Biogen, Inc.*	1,290,044
76,560	Bristol-Myers Squibb Co.	3,979,589
32,414	Gilead Sciences, Inc.	2,027,496
57,863	Johnson & Johnson	7,467,220
101,149	Mylan NV*	2,771,482
13,091	Pfizer, Inc.	571,422
18,507	Vertex Pharmaceuticals, Inc.*	3,066,795
41,618	Zoetis, Inc.	3,560,004

		37,294,157

Real Estate Investment Trusts – 2.9%
3,420	Alexandria Real Estate Equities, Inc.	394,121
24,355	American Homes 4 Rent Class A	483,447

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
5,877	Apartment Investment & Management Co. Class A	$257,883
4,854	Brixmor Property Group, Inc.	71,305
2,713	Camden Property Trust	238,880
68,437	Duke Realty Corp.	1,772,518
14,411	Empire State Realty Trust, Inc. Class A	205,069
7,477	Equity Residential	493,557
176,192	Host Hotels & Resorts, Inc.	2,937,121
54,199	Kimco Realty Corp.	794,015
2,888	Lamar Advertising Co. Class A	199,792
1,909	Mid-America Apartment Communities, Inc.	182,691
2,302	Spirit Realty Capital, Inc.	81,145
3,540	Sun Communities, Inc.	360,053

		8,471,597

Retailing – 5.9%
5,802	Amazon.com, Inc.*	8,714,430
3,806	AutoZone, Inc.*	3,190,722
24,532	Best Buy Co., Inc.	1,299,215
688	Booking Holdings, Inc.*	1,185,025
3,120	Dollar Tree, Inc.*	281,798
1,185	Expedia Group, Inc.	133,490
259	O’Reilly Automotive, Inc.*	89,182
30,826	Target Corp.	2,037,290
453	Ulta Beauty, Inc.*	110,913

		17,042,065

Semiconductors & Semiconductor Equipment – 1.6%
92,954	Applied Materials, Inc.	3,043,314
24,494	Micron Technology, Inc.*	777,195
12,411	NXP Semiconductors NV	909,478

		4,729,987

Software & Services – 11.1%
8,212	Adobe, Inc.*	1,857,883
34,781	Black Knight, Inc.*	1,567,232
29,824	Citrix Systems, Inc.	3,055,767
2,099	Fidelity National Information Services, Inc.	215,252
26,169	Fortinet, Inc.*	1,843,083
37,839	International Business Machines Corp.	4,301,159
17,601	Intuit, Inc.	3,464,757
76,400	Microsoft Corp.	7,759,948
34,651	Oracle Corp.	1,564,493
52,140	PayPal Holdings, Inc.*	4,384,453
6,181	VeriSign, Inc.*	916,580
8,728	Visa, Inc. Class A	1,151,572

		32,082,179

Technology Hardware & Equipment – 5.9%
77,741	Apple, Inc.	12,262,865
14,975	CDW Corp.	1,213,724
2,682	Juniper Networks, Inc.	72,173

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
15,397	Palo Alto Networks, Inc.*	$2,900,025
2,734	Zebra Technologies Corp. Class A*	435,335

		16,884,122

Telecommunication Services – 0.6%
50,079	AT&T, Inc.	1,429,255
4,825	Verizon Communications, Inc.	271,261

		1,700,516

Transportation – 4.1%
18,349	American Airlines Group, Inc.	589,186
13,982	CSX Corp.	868,702
50,198	Delta Air Lines, Inc.	2,504,880
13,794	Norfolk Southern Corp.	2,062,755
34,939	Southwest Airlines Co.	1,623,965
7,302	Union Pacific Corp.	1,009,355
37,073	United Continental Holdings, Inc.*	3,104,122
1,589	XPO Logistics, Inc.*	90,637

		11,853,602

Utilities – 5.0%
25,412	Ameren Corp.	1,657,625
25,822	American Electric Power Co., Inc.	1,929,936
50,665	CenterPoint Energy, Inc.	1,430,273
61,550	CMS Energy Corp.	3,055,957
28,069	DTE Energy Co.	3,096,011
51,176	Exelon Corp.	2,308,037
16,253	NRG Energy, Inc.	643,619
1,963	OGE Energy Corp.	76,930
6,308	PPL Corp.	178,706

		14,377,094

TOTAL INVESTMENTS – 99.4%
(Cost $279,082,624)		$287,120,774

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,640,158

NET ASSETS – 100.0%		$288,760,932

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $279,082,624)	$287,120,774
Cash	1,082,282
Receivables:
Fund shares sold	841,870
Dividends	261,585
Reimbursement from investment adviser	35,303
Other assets	432

Total assets	289,342,246

Liabilities:
Payables:
Fund shares redeemed	343,264
Management fees	137,255
Distribution and Service fees and Transfer Agency fees	15,135
Accrued expenses	85,660

Total liabilities	581,314

Net Assets:
Paid-in capital	282,058,513
Total distributable earnings	6,702,419

NET ASSETS	$288,760,932
Net Assets:
Institutional	$235,553,210
Service	53,207,722

Total Net Assets	$288,760,932
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	15,674,344
Service	3,519,815
Net asset value, offering and redemption price per share:
Institutional	$15.03
Service	15.12

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $342)	$5,949,433
Dividends — affiliated issuers	9,428
Securities lending income — affiliated issuer	617

Total investment income	5,959,478

Expenses:
Management fees	2,189,472
Distribution and Service fees — Service Shares	197,112
Professional fees	101,214
Printing and mailing costs	91,806
Custody, accounting and administrative services	73,558
Transfer Agency fees(a)	70,622
Trustee fees	16,758
Registration fees	832
Other	15,528

Total expenses	2,756,902

Less — expense reductions	(553,262)

Net expenses	2,203,640

NET INVESTMENT INCOME	3,755,838

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	37,595,901
Futures contracts	351,953
Net change in unrealized loss on:
Investments — unaffiliated issuers	(58,960,049)
Futures contracts	(4,030)

Net realized and unrealized loss	(21,016,225)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,260,387)

(a) Institutional and Service Shares incurred Transfer Agency fees of $54,854 and $15,768, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2017

From operations:
Net investment income	$3,755,838	$5,402,288
Net realized gain	37,947,854	44,732,266
Net change in unrealized gain (loss)	(58,964,079)	35,451,851

Net increase (decrease) in net assets resulting from operations	(17,260,387)	85,586,405

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(41,717,467)	(31,912,323	)(a)
Service Shares	(9,387,391)	(15,966,368	)(a)

Total distributions to shareholders	(51,104,858)	(47,878,691)

From share transactions:
Proceeds from sales of shares	23,858,438	22,663,929
Reinvestment of distributions	51,104,858	47,878,691
Cost of shares redeemed	(137,999,297)	(64,040,172)

Net increase (decrease) in net assets resulting from share transactions	(63,036,001)	6,502,448

TOTAL INCREASE (DECREASE)	(131,401,246)	44,210,162

Net assets:(b)

Beginning of year	420,162,178	375,952,016

End of year	$288,760,932	$420,162,178

(a) Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Institutional	Service
Distributions from net investment income:	$(3,615,437)	$(1,564,680)
Distributions from net realized gains:	$(28,296,886)	$(14,401,688)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $475,295 for the Fund, as of December 31, 2017.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$19.41	$17.65	$16.71	$18.12	$16.52

Net investment income(a)	0.22	0.28	0.22	0.23	0.21

Net realized and unrealized gain (loss)	(1.38)	3.98	1.58	(0.27)	2.47

Total from investment operations	(1.16)	4.26	1.80	(0.04)	2.68

Distributions to shareholders from net investment income	(0.25)	(0.28)	(0.23)	(0.25)	(0.26)

Distributions to shareholders from net realized gains	(2.97)	(2.22)	(0.63)	(1.12)	(0.82)

Total distributions	(3.22)	(2.50)	(0.86)	(1.37)	(1.08)

Net asset value, end of year	$15.03	$19.41	$17.65	$16.71	$18.12

Total return(b)	(6.19)%	24.07%	10.70%	(0.20)%	16.37%

Net assets, end of year (in 000s)	$235,553	$277,952	$255,565	$269,238	$312,370

Ratio of net expenses to average net assets	0.58%	0.62%	0.64%	0.64%	0.65%

Ratio of total expenses to average net assets	0.73%	0.70%	0.70%	0.71%	0.71%

Ratio of net investment income to average net assets	1.12%	1.42%	1.25%	1.29%	1.21%

Portfolio turnover rate(c)	160%	184%	204%	200%	214%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of year	$19.48	$17.71	$16.77	$18.17	$16.55

Net investment income(a)	0.18	0.24	0.18	0.20	0.18

Net realized and unrealized gain (loss)	(1.37)	3.99	1.59	(0.28)	2.47

Total from investment operations	(1.19)	4.23	1.77	(0.08)	2.65

Distributions to shareholders from net investment income	(0.20)	(0.24)	(0.20)	(0.20)	(0.21)

Distributions to shareholders from net realized gains	(2.97)	(2.22)	(0.63)	(1.12)	(0.82)

Total distributions	(3.17)	(2.46)	(0.83)	(1.32)	(1.03)

Net asset value, end of year	$15.12	$19.48	$17.71	$16.77	$18.17

Total return(b)	(6.36)%	23.80%	10.44%	(0.41)%	16.18%

Net assets, end of year (in 000s)	$53,208	$142,210	$120,387	$122,531	$138,725

Ratio of net expenses to average net assets	0.79%	0.82%	0.85%	0.85%	0.86%

Ratio of total expenses to average net assets	0.97%	0.95%	0.95%	0.96%	0.96%

Ratio of net investment income to average net assets	0.88%	1.21%	1.04%	1.08%	1.01%

Portfolio turnover rate(c)	160%	184%	204%	200%	214%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2018

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.   Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2018:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock(a)
Europe	$2,695,663	$—	$—
North America	284,425,111	—	—

Total	$287,120,774	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$351,953	$(4,030)	10

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2018.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

As of December 31, 2018, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended December 31, 2018.

Contractual Management Rate					Effective Rate	Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.55%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2018, GSAM waived $232,205 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2018, GSAM waived $846 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 30, 2019, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2018, Goldman Sachs waived $31,538 in distribution and service fees for the Fund’s Service Shares.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$233,052	$31,538	$3,095	$285,577	$553,262

E.  Line of Credit Facility — As of December 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2018, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018	Shares as of December 31, 2018	Dividend Income from Affiliated Investment Company

$—	$13,444,128	$(13,444,128)	$—	—	$9,428

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2018, were $563,809,702 and $672,072,414, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

7.    SECURITIES LENDING (continued)

Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2018, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2018.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2018, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year Ended December 31, 2018
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2018

$69	$53	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2018:

Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2018

$—	$3,743,740	$(3,743,740)	$—

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2018 was as follows:

	2017	2018
Distributions paid from:
Ordinary income	$38,065,317	$27,075,755
Net long-term capital gains	9,813,374	24,029,103
Total taxable distributions	$47,878,691	$51,104,858

As of December 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$298,030
Timing differences (§857 (b)(9) Deferred Dividend/Post October Loss Deferral)	(658,536)
Unrealized gains — net	7,062,925
Total accumulated gains — net	$6,702,419

As of December 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$280,057,849
Gross unrealized gain	31,334,141
Gross unrealized loss	(24,271,216)
Net unrealized gain	$7,062,925

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2018

9.    OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2018		For the Fiscal Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	416,442	$8,122,674	358,460	$6,845,622
Reinvestment of distributions	2,739,164	41,717,467	1,635,690	31,912,323
Shares redeemed	(1,798,863)	(36,105,931)	(2,153,338)	(42,049,816)
	1,356,743	13,734,210	(159,188)	(3,291,871)
Service Shares
Shares sold	774,115	15,735,764	801,197	15,818,307
Reinvestment of distributions	612,754	9,387,391	815,443	15,966,368
Shares redeemed	(5,165,531)	(101,893,366)	(1,114,105)	(21,990,356)
	(3,778,662)	(76,770,211)	502,535	9,794,319

NET INCREASE (DECREASE)	(2,421,919)	$(63,036,001)	343,347	$6,502,448

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of

Goldman Sachs U.S. Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs U.S. Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2018 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18		Expenses Paid for the 6 Months Ended 12/31/18*
Institutional

Actual	$1,000	$902.70		$2.69
Hypothetical 5% return	1,000	1,022.38	+	2.85
Service

Actual	1,000	901.70		3.74
Hypothetical 5% return	1,000	1,021.27	+	3.97

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.56% and 0.78% for Institutional and Service Shares, respectively.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*Mr.

McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2018.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (14 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2018.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2018, 22.78% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $24,029,103, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2018.

30

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITUSAR-19/157044-OTU-916570/7.5K

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2018	2017	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$476,700	$508,700	Financial statement audits.
Audit-Related Fees
PwC	$18,142	$—	Other attest services.
Tax Fees
PwC	$116,270	$116,271	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2018	2017	Description of Services Rendered
Audit-Related Fees
PwC	$1,845,098	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2018 and December 31, 2017 by PwC were approximately $134,412 and $116,271, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 by PwC were approximately $9.4 million and $11.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2018. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2019

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2019